Exhibit 10.21

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CITY OF EDMONTON

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ENERKEM GREENFIELD ALBERTA BIOFUELS LP

BIOFUELS FACILITY OPERATING AGREEMENT

FINAL — 2009 04 30

INDEX

1.	CONTENTS OF AGREEMENT	1
2.	DEFINITIONS AND INTERPRETATION	2
3.	PURPOSE OF AGREEMENT	7
4.	DEVELOPMENT PHASE	7
5.	CONSTRUCTION PHASE	8
6.	OPERATING PHASE	10
7.	FINANCING AND CITY CONTRIBUTION	19
8.	REVENUE SHARING	19
9.	FACILITY ACCESS AND PUBLIC INFORMATION	20
10.	TECHNOLOGY RIGHTS	20
11.	TERM	21
12.	DEFAULT AND TERMINATION	21
13.	DISPOSITION OF ASSETS AT END OF TERM	23
14.	REPORTING REQUIREMENTS	25
15.	RIGHT TO AUDIT	25
16.	RELIEF FOR FORCE MAJEURE	26
17.	CONFIDENTIALITY	26
18.	INDEMNITY AND LIMITATION OF LIABILITY	27
19.	INSURANCE	29
20.	ALTERNATE DISPUTE RESOLUTION	31
21.	ENTIRE AGREEMENT	32
22.	NOTICE	32
23.	ASSIGNMENT	32
24.	GENERAL	33

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

THIS OPERATING AGREEMENT made effective this 20th day of May 2009.

BETWEEN:

THE CITY OF EDMONTON

A municipal corporation

(hereinafter referred to as the “City”)

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ENERKEM GREENFIELD ALBERTA BIOFUELS LP

a limited partnership created under the laws of Alberta, acting through ENERKEM GREENFIELD ALBERTA BIOFUELS G.P. INC., its general partner

(hereinafter referred to as “EGAB”)

A.                 The City, Enerkem Inc. (“Enerkem”) and Greenfield Ethanol Inc. (“GFE”) entered into a Memorandum of Understanding dated January 22, 2008 for the development, construction, and operation of a waste to alcohols facility (the “Project”) to be constructed at the Edmonton Waste Management Centre.

B.                   The City, Enerkem and GFE agreed to certain Heads of Agreement by letter dated July 18, 2008 and later amended, for the operation of the waste to alcohols facility.

C.                   EGAB is a legal entity established by Enerkem and GFE to carry out the Project.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the mutual covenants and agreements and subject to the terms and conditions in this Agreement, the parties agree as follows:

1.                                      CONTENTS OF AGREEMENT

This Agreement consists of the following documents and includes all amendments incorporated in the documents before and after their execution, by mutual agreement:

a)                                      This Operating Agreement

b)                                     Schedule “A” — Form of Lease (includes map of the Site)

c)                                      Schedule “B” — Preliminary Biofuels Facility Design and Operations Report

d)                                     Schedule “C” — Acceptable Feedstock Specifications

e)                                      Schedule “D” — Coordination between Biofuels Facility and Waste Management Centre

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

f)                                        Schedule “E” — [ * ]

g)                                     Schedule “F” — Site Development Standards

h)                                     Schedule “G” — Utilities and Services

2.                                      DEFINITIONS AND INTERPRETATION

2.1                                 Definitions. For the purposes of construing this Agreement, the Schedules and any other document related to this Agreement, unless the subject matter or context requires otherwise, the following expressions shall have the following meanings:

a)                                      “Acceptable Feedstock” means Feedstock that meet the specifications set out in Schedule “C” for processing at the Biofuels Facility;

b)                                     “Alcohol Product” means methanol and/or ethanol produced by the Biofuels Facility;

c)                                      “Applicable Laws” with respect to a person, property, transaction or event, means all applicable laws (including the common law and principles of equity), statutes, regulations, bylaws, ordinances, judgments, decrees and all applicable official directives, rules, consents, approvals, authorizations, guidelines, standards, codes of practice, orders (including judicial or administrative orders) and legal requirements of governmental or other public authorities having jurisdiction over or application to, that person, property, transaction or event, and all amendments and revisions thereto and consolidations and replacements therefor;

d)                                     “Biofuels Facility” means the facility to be built on the Site by EGAB to process Acceptable Feedstock with the objective of producing Alcohol Products, including all associated structures, machinery and equipment;

e)                                      “Business Day” means days other than Saturdays, Sundays and statutory holidays in either Alberta, Ontario or Québec.

f)                                        “Char” means the non-hazardous dry solid material removed from the synthetic gas stream after the gasification vessel;

g)                                     “City Contribution” means the amount to be paid to EGAB from the City as outlined in Article 7.2;

h)                                     “City Supply Failure” means the failure by the City to deliver to EGAB the Minimum Tonnage of Acceptable Feedstock to the Biofuels Facility during any Operating Year;

i)                                         “Commissioning” means, with respect to the Biofuels Facility, the act of operating, testing and adjusting the Biofuels Facility (including all of its components) prior to Start-Up to ensure that it functions in accordance with the Enerkem Process Engineering;

j)                                         “Confidential Information” means information disclosed by one party to the other and indicated by the disclosing party that it is disclosed in confidence;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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k)                                      “Construction Phase” means that portion of the Term which follows the Development Phase, during which the Biofuels Facility will be built and Commissioned. The Construction Phase starts upon completion of the Development Phase and ends upon Start-Up;

l)                                         “City Supply Shortfall” means the amount, in Tonnes, of a City Supply Failure. As specified and depending on the context, the City Supply Shortfall may be prorated and expressed on a quarterly basis;

m)                                   “Development Committee” means the team established in accordance with Article 4.4;

n)                                     “Development Costs” means all development costs including Enerkem’s Process Engineering and third party external costs such as legal, engineering and other professional services incurred during the Development Phase and approved by the Development Committee;

o)                                     “Development Phase” means the first portion of the Term during which the Enerkem Process Engineering and application for approval to operate from Alberta Environment will be completed. The Development Phase ends as set forth in Article 4.5;

p)                                     “EGAB Acceptance Failure” means EGAB’s failure to accept at the Biofuels Facility the Minimum Tonnage of Acceptable Feedstock during any Operating Year;

q)                                     “EGAB Acceptance Shortfall” means the amount, in Tonnes, of an EGAB Acceptance Failure. As specified and depending on the context, the EGAB Acceptance Shortfall may be prorated and expressed on a quarterly basis;

r)                                        “Emission Reduction Credits” and “ERCs” means instruments with financial value and tradable under local or international regulated trading regimes, such credits representing a net reduction in emissions to the environment as a result of the Project, which includes the Biofuels Facility and related operations. ERC’s include, but are not limited to, reductions in carbon emissions to atmosphere;

s)                                      “Enerkem Process Engineering” means the engineering that determines the sequence of unit operations, actions or activities and the selection of equipment and tools required to build and operate the Biofuels Facility;

t)                                        “Enerkem Technology” means a gasification process for the production of synthetic gas steam, electricity, synthetic fuels, hydrogen and/or chemicals from various feedstocks such as sorted municipal solid waste, biomass, dried sludge and other renewable carbon-rich feedstocks;

u)                                     “EWMC” means the Edmonton Waste Management Centre;

v)                                     “Excess Capacity” means Biofuels Facility capacity above that required to process either (i) the Minimum Tonnage of Acceptable Feedstock or (ii) in a situation of City Supply Failure, the quantity of Acceptable Feedstock supplied by the City or a third party

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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supplier in accordance with Section 6.6i). As specified and depending on the context, the Excess Capacity may be prorated and expressed on a quarterly basis;

w)                                   “Feedstock” means refuse derived fuel and other material intended for processing at the Biofuels Facility;

x)                                       “Force Majeure” means an event, the cause of which is beyond the reasonable control of the party affected thereby and which could not reasonably have been foreseen and avoided, including without limitation, acts of God, strikes, lock-outs or other labour or industrial disturbances, accidents, fires, explosions, weather conditions materially preventing or impairing work, the inability to secure fuel, power, materials, contractors or labour, failure of equipment or machinery due to unforeseen and unavoidable latent defect, delays in transportation, wars, civil commotion, riot, sabotage, interruptions by government or court orders and future orders (lawful or otherwise) of any regulatory body of competent jurisdiction, but shall not include a lack of finances which impairs the ability of a party to perform its obligations hereunder;

y)                                     “GSRs” means `gasifier solid residuals’, which are inert material removed from the gasification vessel in the normal operation of the Biofuels Facility;

z)                                       “Hazardous Material” means any material meeting the definition of a hazardous material pursuant to Applicable Laws;

aa)                                “Minimum Tonnage” is 100,000 Tonnes on a dry basis and is the minimum amount of Acceptable Feedstock that the City will provide to EGAB for processing in the Biofuels Facility in an Operating Year after the Ramp-Up period. During the Ramp-Up period, the Minimum Tonnage for each month shall be equal to the quantity of Acceptable Feedstock ordered by EGAB in accordance with Article 6.8. Also, the Minimum Tonnage will be pro-rated for the first and last Operating Years of the Term. Further, as specified and depending on the context, the Minimum Tonnage may be prorated and expressed on a quarterly basis;

bb)                              “Operating Phase” means that portion of the Term which follows the Construction Phase, during which the Biofuels Facility will receive and process acceptable Feedstock and produce Alcohol Products and Secondary Products. The Operating Phase commences upon Start-Up.

cc)                                “Operating Year” means each period of time during the Operating Phase starting on January 1 and ending on December 31 of any given calendar year. The first Operating Year of the Term shall commence on the date of completion of Ramp-Up and end on December 31 of that year. For the last year of the Term, the Operating Year shall commence on January 1 of that year and end on the date of termination or expiration. The first and last Operating Years will be partial years, depending on the date of the completion of Ramp-Up and the date of termination or expiration;

dd)                              “Operations Committee” means the team established in accordance with Article 6.5;

ee)                                “Quarterly Period” means each three month period of each Operating Year as follows:

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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i)                                         January 1 to March 31;

ii)                                      April 1 to June 30;

iii)                                   July 1 to September 30; and

iv)                                  October 1 to December 31.

The Quarterly Periods for the first and last Operating Years shall be that portion of periods noted above for those Operating Years or as otherwise agreed by the Parties;

ff)                                    “Ramp-Up” means the period after Start-Up during which the operation and production of the Biofuels Facility will be progressively increased to reach the Target Processing Capacity. The parties acknowledge that Ramp-Up shall be completed once the Biofuels Facility reaches a consistent input capacity of 100% of the Target Processing Capacity (prorated accordingly) during 2,000 hours.

gg)                              “Residuals” means the solid waste material remaining to be disposed of after completion of the process through the Biofuels Facility, including Secondary Products which are not marketed;

hh)                              “Residual Syngas” means syngas leftovers from the catalytic synthesis of syngas to methanol. Residual Syngas is poorer (i.e. has less hydrogen) than Unconverted Syngas;

ii)                                      “Secondary Products” means products of the Biofuels Facility, which are not Alcohol Products or Unconverted Syngas, which have a potential to be marketed, and include, without limitation, GSR, Char, Residual Syngas, carbon dioxide, waste heat, electrical energy and ERCs.

jj)                                      “Site” means the Site as defined in the Lease attached as Schedule “A”;

kk)                                “Special Grant” has the meaning outlined in Article 7.3.

ll)                                      “Start-Up” means the commencement of commercial operations which is the date on which the Biofuels Facility is made available for the delivery of Acceptable Feedstock for which Tipping Fees are assessed which date shall be notified by EGAB in accordance with Article 6.6a);

mm)                          “Target Processing Capacity” means the target processing capacity of the Biofuels Facility, which is 100,000 Tonnes of Acceptable Feedstock in each Operating Year.

nn)                              “Target Weekly Amount” means 2,083.33 tonnes of Acceptable Feedstock which is the anticipated average quantity of Acceptable Feedstock required to be delivered by the City on a weekly basis to ensure that the Minimum Tonnage is delivered through the course of an Operating Year, considering operations for a total of 48 weeks in each Operating Year.

oo)                              “Technology License” means the license agreement entered into between EGAB and Enerkem granting to EGAB a right to use the Enerkem Technology as more specifically outlined in [ * ]

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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pp)                              “Term” means the term of this Agreement as outlined in Article 11;

qq)                              “Tipping Fee” means the per Tonne price which will be paid by the City to EGAB, for taking delivery of Acceptable Feedstock in accordance with Section 6.6;

rr)                                    “Tonne” means a metric tonne;

ss)                                “Unacceptable Feedstock” means material that does not meet the specifications for Acceptable Feedstock as outlined in Schedule “C”;

tt)                                    “Unconverted Syngas” means the Biofuels Facility’s initial product resulting from the gasification of the Feedstock, before any further upgrading or conversion; and

uu)                              “Utilities and Services” means the utilities and services described in Schedule “G” that the City is responsible for providing to the Biofuels Facility;

vv)                              “Wastewater” means any water discharged from the Biofuels Facility other than surface runoff from natural precipitation.

2.2                               Gender. Unless otherwise expressly specified herein, wherever used in this Agreement, words in the singular include the plural, and words in the plural include the singular, words importing gender include all genders, and the term “including” means “including, without limitation,” and the terms “include” and “includes” have similar meanings, all as the context requires.

2.3                               Headings. The insertion of headings is for convenience of reference only and shall not be construed so as to affect the interpretation or construction of this Agreement.

2.4                               Computation of Time. For the purpose of computing any period of time provided in this Agreement, except when such period is specifically set forth as a number of Business Days, (i) the day which marks the start of the period shall not be counted, but the final day shall be counted; (ii) non-Business Days shall be counted; but (iii) when the final day is a non-Business Day, the period shall be extended to the next following Business Day.

2.5                               Governing Law. This Agreement shall be construed and governed by the laws of the Province of Alberta and the applicable federal laws of Canada.

2.6                               Capacity. The City is entering into this Agreement in its capacity as an owner of land and operator of a waste management utility and not in its capacity as a regulatory, statutory or approving body pursuant to any law of the Province of Alberta and nothing in this Agreement shall constitute the granting by the City of any approval or permit as may be required pursuant to the Municipal Government Act, R.S.A. 2000, c. M-26. The City, as far as it can legally do so, shall only be bound to comply with and carry out the terms and conditions stated in this Agreement, and nothing in this Agreement restricts the City, its municipal council, its officers, servants or agents in the full exercise of any and all powers and duties vested in them in their respective capacities as a municipal government, as a municipal council and as the officers, servants and agents of a municipal government.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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3.                                    PURPOSE OF AGREEMENT

3.1                               This Agreement sets forth the terms and conditions upon which EGAB will design, build, own and operate the Biofuels Facility to thermally process Acceptable Feedstock for producing Alcohol Products as a primary output, with potential Secondary Products. Such design, construction and operation of the Biofuels Facility will respectively be performed during the Development Phase, the Construction Phase and the Operating Phase.

4.                                    DEVELOPMENT PHASE

4.1                               General. As of the Effective Date, EGAB will design and develop the Biofuels Facility in accordance with the key specifications set forth in Article 5.2a) and substantially as described in the Preliminary Biofuels Facility Design and Operations Report attached as Schedule “B”. EGAB will not make any changes to the design of the Biofuels Facility that would cause the contemplated output of the Biofuels Facility to materially differ from Alcohol Products, without prior written consent of the City, such consent not to be unreasonably withheld.

4.2                               Specific Covenants of EGAB. During the Development Phase, EGAB will

a)                                      complete the process and instrumentation engineering diagrams required for the Biofuels Facility; and

b)                                     seek and obtain the approval to operate from Alberta Environment.

4.3                               Specific Covenants of the City. During the Development Phase and during the Construction Phase, as needed, the City will provide EGAB with assistance and support in processes in connection with obtaining licenses, permits and approvals for the Biofuels Facility.

4.4                               Development Committee.

a)                                      The role of the Development Committee is to ensure that the needs of EGAB and the City are known, discussed and tabled for consideration during the Development Phase particularly with respect to the integration of the Biofuels Facility with the EWMC and other infrastructure and utilities.

b)                                     Each party will nominate two representatives to be members of the Development Committee. At least one representative nominated by each of the parties must be an engineer.

c)                                      EGAB and the City will present monthly summaries of costs to the Development Committee for approval as Development Costs.

4.5                               Completion of Development Phase. The Development Phase will be deemed completed upon the moment EGAB shall have met its covenants set forth in Article 4.2.

4.6                               Development Costs. If EGAB is unable to obtain the approval to operate from Alberta Environment, then

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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a)                                      This Agreement shall be terminated; and

b)                                     The City will pay EGAB for half of the Development Costs incurred by EGAB.

5.                                    CONSTRUCTION PHASE

5.1                               General. Following the completion of the Development Phase, the parties will undertake the Construction Phase.

5.2                               Specific Covenants of EGAB. During the Construction Phase, EGAB will

a)                                      design:

i)                                       the Biofuels Facility to ensure that it will have the capacity to receive and process the Minimum Tonnage.

ii)                                    the Biofuels Facility with sufficient capacity to store enough Acceptable Feedstock to operate the Biofuels Facility continuously for at least [ * ], should the flow of incoming Acceptable Feedstock be interrupted for a period of time.

iii)                                 Design the Biofuels Facility in compliance with the standards for Site development set out in Schedule “F”.

iv)                                the metered wastewater forcemain from the Site to the sewer connection point designated by the City on a right of way provided by the City.

v)                                   the domestic sewage system utilized by the Biofuels Facility to consist of pump out tanks.

vi)                                the foundation and superstructure for the Biofuels Facility using materials and workmanship that will provide a safe and structurally sound Biofuels Facility at the end of the Term, inclusive of potential extensions as provided in this Agreement.

b)                                     enter into the Lease with the City in substantially the same form as attached as Schedule “A”;

c)                                      seek and obtain, within ten (10) months after signing this Agreement, all required building approvals and permits; and

d)                                     construct the Biofuels Facility in accordance with the design and deploy commercially reasonable efforts to complete the syngas production components of the Biofuels Facility and have same ready for Start-Up no later than [ * ] and to start the alcohol synthesis equipment and alcohol production no later than [ * ];

e)                                      provide connections to Utilities and Services from the Biofuels Facility to the boundary of the Site; and

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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f)                                        retain responsibility for costs of provision of the full required electrical power supply from the existing EWMC power trunks described in Schedule “G” to the Biofuels Facility.

5.3                               Specific Covenants of the City. During the Construction Phase, the City will

a)                                      complete and register the plan of subdivision for the Site, including obtaining the issuance of a separate title thereto, within ten (10) months after signing this Agreement, such title and any condition or obligations relating to the Site by virtue of subdivision approved to be acceptable to EGAB.

b)                                     provide legal plans, and plans of easements and rights-of-way, licenses, authorizations, and approvals to EGAB’s reasonable satisfaction, and EGAB shall have free use of these for the purposes of this Agreement.

c)                                      be responsible, at its cost, for providing the Utilities and Services to the Site on or before December 31, 2010.

d)                                     be responsible to provide, at its cost, on or before September 30, 2010:

i)                                         upgraded water supply sufficient to meet NFPA firefighting requirements to the Site; or

ii)                                      an on-site reservoir and pump system.

e)                                      be responsible, at its cost, for providing natural gas and telephone connections to the Site no later than 60 days prior to the commencement of Commissioning provided that EGAB provides the City with written notice of the date on which Commissioning is scheduled to start at least three months prior to the commencement of Commissioning.

f)                                        provide smaller quantities (e.g. approximately 500 Tonnes) of Acceptable Feedstock for Commissioning purposes following a 7 days written request from EGAB.

g)                                     accommodate storm runoff from the Site provided such runoff is not contaminated and the drainage pattern is in accordance with the EWMC Surface Water Drainage Plan and the agreed points of discharge from the Site.

h)                                     be responsible for the disposal of the Biofuels Facility’s domestic sewage.

5.4                               Extensions. The parties acknowledge that in the fulfillment of the items contained in Articles 5.2 and 5.3 within the timeframe set forth therein, they shall grant each other such reasonable extensions of time as the City or EGAB shall reasonably require.

5.5                               Licensing, Permits and Approvals.

a)                                      EGAB shall identify, obtain and maintain at the cost and expense of EGAB, such licenses, permits and approvals, from federal, provincial, municipal or other government authorities as may be necessary to enable EGAB to construct and operate the Biofuels

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Facility, Upon request, EGAB shall provide the City with copies of all relevant licenses, permits, approvals and renewals within a reasonable period of time after receiving such licenses, permits, approvals and renewals.

b)                                     EGAB shall carry on and conduct all activities pursuant to this Agreement in compliance with all Applicable Laws.

c)                                      EGAB shall pay for all costs to keep the Biofuels Facility up to all applicable industry standards and to meet all permit requirements from time to time, and shall provide the City upon request with copies of all such industry standards and permits.

6.                                    OPERATING PHASE

6.1                               General. EGAB will operate the Biofuels Facility during the Operating Phase in a manner to best achieve the Target Processing Capacity after Ramp-Up.

6.2                               Specific Covenants of EGAB. During the Operating Phase, EGAB will:

a)                                      maintain the Biofuels Facility, including the foundation and the superstructure;

b)                                     maintain and replace or refurbish the equipment in the Biofuels Facility so that the Biofuels Facility is capable at the end of the Term of safely processing the City’s Minimum Tonnages of Acceptable Feedstock;

c)                                      operate, maintain, replace and refurbish all required infrastructure to receive Acceptable Feedstock from the City, using reasonable efforts to coordinate and be consistent with the operations of the City;

d)                                     treat all Wastewater from the Biofuels Facility as required to comply with the City’s Sewers Use Bylaws;

e)                                      dispose of treated Wastewater from the Biofuels Facility by delivering it via the required forcemain to the designated connection point, provided that EGAB will be responsible for operating the forcemain from the Biofuels Facility to the connection point, including paying for the capital, operating and maintenance costs of the treated Wastewater disposal system;

f)                                        provide and pay for all materials, supplies, labour, light, power, heating, water and everything else necessary for the operation of the Biofuels Facility;

g)                                     cooperate with the City to accommodate a Feedstock delivery schedule that is satisfactory for both parties and to accommodate such reasonable alterations of schedule as may be required due to process upsets, equipment failure and maintenance, and other planned and unplanned events at both the Biofuels Facility and the City Feedstock preparation facility located at EWMC, but which have no significant impact on each party’s obligation hereunder to respectively provide and process Acceptable Feedstock;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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h)                                     accommodate reasonable seasonal variations in Acceptable Feedstock characteristics, provided that such characteristics remain within the ranges specified in Schedule “C”;

i)                                         remove from the Site and properly dispose of all Residuals generated by operation of the Biofuels Facility to facilities licensed to accept such materials, subject to (i) EGAB’s option to request the City to take delivery of GSRs and/or Char as set forth in Article 6.9 and (ii) the City’s responsibility to remove and dispose of any Unacceptable Feedstock delivered to the Biofuels Facility by the City;

j)                                         maintain complete and accurate records of all aspects of the operation of the Biofuels Facility that are relevant to this Agreement and to the relationship with the City, including, but not limited to:

i)                                       Environmental releases;

ii)                                    Any regulatory actions or fines;

iii)                                 Occupational health and safety incidents;

iv)                                Occupational health and safety and emergency response programs;

v)                                   Environmental management program and performance;

vi)                                Mass flow data including Tonnes received, Tonnes processed, Tonnes of each product produced/marketed, Tonnes of each type of Residuals produced/disposed;

vii)                             Financial information required for the City to evaluate its position relative to the provisions of Article 6.12 and Section 8.

viii)                          Such other data as the City may reasonably request for good reason and that EGAB does not view as proprietary, subject to a decision of the Operations Committee

k)                                      establish operating procedures, programs and manuals that comply with industry standards, and amend those procedures and programs as required from time to time, in EGAB’s sole discretion;

l)                                         provide the City with access to the Biofuels Facility operating data as described in sub-paragraph j) above, and with reasonable access to the Biofuels Facility to verify and observe the performance of EGAB and the Biofuels Facility in relation to these reported areas, provided such access does not obstruct the operation of the Biofuels Facility;

m)                                   store data in a form to be agreed by the Operations Committee

n)                                     co-operate with the City to address any concerns raised by the local community with respect to operation of the Biofuels Facility;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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o)                                     adhere to the provisions of the EWMC surface water management plan in terms of management of surface water, including the requirement to ensure that storm water runoff from the Biofuels Facility does not materially affect the water quality of the site storm water management lake, groundwater, or ultimate receiving water body;

p)                                     adhere to the relevant requirements and participate in EWMC site operational, safety, and emergency response programs;

q)                                     not store more than the design storage volumes of Alcohol Products and Residuals on the Site without prior agreement of the City;

6.3                               Environmental Policy. EGAB acknowledges that it has reviewed and it understands the City’s Environmental Policy C512.

6.4                               Compliance. Subject to the City’s responsibility for any Unacceptable Feedstock delivered to the Biofuels Facility by the City, with respect to the Site and the construction and operation of the Biofuels Facility:

a)                                      EGAB will be solely responsible for the cost of complying with all Applicable Laws, including all environmental legislation and occupational health and safety legislation and of preventing or correcting any environmental contamination which results from EGAB’s action or inaction during the Term hereof, including payment of any fines or penalties; and

b)                                     EGAB will comply with the requirements of Applicable Laws with respect to environmental impact assessments.

6.5                               Operations Committee.

a)                                      As a means of achieving the mutual cooperation of EGAB and the City with respect to Feedstock supply and the production of the Biofuels Facility, EGAB and the City hereby establish an Operations Committee, consisting of two representatives appointed by each of the parties. Either party may change either or both of its representatives on the Operations Committee upon written notice to the other party. Either party may, at any time and by notice to the other party, either designate an alternate or substitute for either or both of its representatives on specified occasions or with respect to specified matters.

b)                                     The Operations Committee shall meet at such times and places in Alberta as are agreed to by the representatives. The Operations Committee shall only be considered to have a quorum if both representatives from each party are present. Unless otherwise agreed, the Operations Committee shall meet at least once in every calendar quarter. Each party shall be responsible for all costs incurred in connection with the attendance of their respective representatives at all meetings of the Operations Committee.

c)                                      For each meeting of the Operations Committee, one of EGAB’s representatives shall act as Chairman. The Chairman shall be responsible for preparing and distributing the agenda, chairing the meeting, and preparing and distributing the minutes.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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d)                                     Decisions of the Operations Committee shall be governed by majority vote. For the purpose of voting, each representative on the Operations Committee shall be entitled to cast one vote. The Chairman shall have an additional casting or deciding vote. At all meetings of the Operations Committee, each party’s representatives shall have full power and authority to represent, vote on behalf of, and bind that party in all matters within the authority or mandate of the Operations Committee. A decision made by the Operations Committee in accordance with the provisions of this Article shall be binding on the parties, unless such decision is contrary to, or results in an amendment to, the provisions of this Agreement. Any decision which may be made at a meeting of the Operations Committee may be made without a meeting if authorized in writing by all of the representatives.

e)                                      In order to be able to modify operating practices and procedures in a timely manner and to provide for the introduction of the most current practices and procedures, Schedule “D” may be revised in writing by the Operations Committee. Such revisions will not be considered to be amendments to this Agreement for the purposes of requiring further approvals by the parties.

6.6                               Feedstock Supply.

a)                                      EGAB shall give the City at least 60 days prior written notice of the date of scheduled Start-Up. The City shall be prepared to commence delivery of Acceptable Feedstock on the date of scheduled Start-Up.

b)                                     Subject to Section 6.8, the City will, at its sole cost and expense, deliver at least the Minimum Tonnage of Acceptable Feedstock to the Biofuels Facility during each Operating Year. The City will use best efforts to deliver each week the Target Weekly Amount of Acceptable Feedstock to the Biofuels Facility. EGAB will use best efforts to ensure that the Biofuels Facility is able to accept the Target Weekly Amount of Acceptable Feedstock. If the City is unable to deliver or EGAB is unable to accept the Target Weekly Amount of Acceptable Feedstock, then the parties agree to amend the Target Weekly Amount to accommodate the parties’ respective requirements to ensure that the Minimum Tonnage can be delivered for each Quarterly Period. If, during a Quarterly Period, the City does not deliver the Minimum Tonnage of Acceptable Feedstock, it shall nonetheless be obligated to pay to EGAB the amount owing based on the applicable Tipping Fees for the Minimum Tonnage for such Quarterly Period.

c)                                      The City shall be entitled to make available and EGAB shall decide to accept or not, based on any Excess Capacity, for delivery in the next succeeding Quarterly Period any City Supply Shortfalls not delivered during the preceding Quarterly Period but for which an amount based on the applicable Tipping Fees has already been paid pursuant to Paragraph b) above, up to 5% of the Minimum Tonnage for such next Quarterly Period without payment of any additional Tipping Fee. However such making available of the City Supply Shortfalls shall not affect the obligations of the City to deliver the Minimum Tonnage and pay an amount based on the applicable Tipping Fees for the Minimum Tonnage in respect of that or any other successive Quarterly Period during an Operating Year nor shall EGAB be liable for any costs, claims, losses or damages whatsoever if

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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EGAB does not have Excess Capacity for the City Supply Shortfalls for any successive Quarterly Period. Any obligation of EGAB to accept the City Supply Shortfalls shall be subject to EGAB having Excess Capacity at the time of delivery.

d)                                     The City and EGAB agree that the delivery and receipt of Acceptable Feedstock will be in accordance with the terms of this Agreement as well as supplementary guidelines that may be approved by the Operations Committee and to the extent possible will be coordinated with the operations of the Biofuels Facility to maximize the handling capacity of the Biofuels Facility and to minimize the requirements for Feedstock storage and re-handling at the Biofuels Facility site, subject always to public health considerations and any applicable bylaws and regulations in that regard.

e)                                      The City shall notify EGAB if the City is able to provide Acceptable Feedstock in excess of the Minimum Tonnage for each Quarterly Period (other than such `carry-over’ amounts as are made available pursuant to paragraph c) above). EGAB shall have the right to accept delivery of such Acceptable Feedstock in excess of the Minimum Tonnage and advise the City of its acceptance within five Business Days of receipt of the notice from the City. If EGAB decides not to exercise this right, then the City will be entitled to dispose of the Feedstock in the City’s sole discretion.

f)                                        Except in case of City Supply Failure, EGAB shall notify the City of any Excess Capacity of the Biofuels Facility to receive and process Acceptable Feedstock. The City shall have the right to provide Acceptable Feedstock in excess of the Minimum Tonnage up to the amount of the Excess Capacity and advise EGAB of its acceptance within five Business Days of receipt of the notice from EGAB.

g)                                     The Minimum Tonnage for each Quarterly Period will be reduced by an amount equal to any EGAB Acceptance Shortfall for that Quarterly Period. EGAB will be responsible for payment of any specific out-of pocket costs over the amount of the Tipping Fee incurred by the City to dispose of each Tonne of EGAB Acceptance Shortfall over 5% of the Minimum Tonnage in any Quarterly Period.

h)                                     Subject to the terms of Paragraph i) below, EGAB shall not receive Feedstock from any source other than that supplied by the City for processing in the Biofuels Facility.

i)                                         For greater certainty, the City is entitled to enter into contracts with third party sources for provision of Acceptable Feedstock or the raw materials from which the City will produce Acceptable Feedstock and any Acceptable Feedstock delivered to the Biofuels Facility from these sources shall be considered Acceptable Feedstock provided by the City, including calculation of the City’s Minimum Tonnage and payment of applicable Tipping Fees. Notwithstanding the terms of Paragraph h) above and this Paragraph i), EGAB will be authorized to receive Feedstock from third party sources other than the City if

i)                                       the Biofuels Facility possesses Excess Capacity over that required to process all Acceptable Feedstock provided by the City, regardless of such Acceptable Feedstock originating from the City or third party sources;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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ii)                                    such third party sources are approved by the City within five (5) Business Days of a request by EGAB, which approval will not be unreasonably withheld;

iii)                                 the City fails or declines to enter into contracts for the provision of Acceptable Feedstock with such third party sources within fifteen (15) days of a request by EGAB;

iv)                                EGAB acknowledges that the City provides no warranty, including financial, with respect to any Feedstock supplied by such third parties; and

v)                                   EGAB takes full responsibility and liability for the Feedstock supplied by such third parties.

j)                                         The provision by the City of Acceptable Feedstock in excess of the Minimum Tonnage for an Operating Year in accordance with this Agreement shall not be construed as an amendment to the Minimum Tonnage for any particular Operating Year. The Minimum Tonnage may only be amended upon the written agreement of the parties.

k)                                      If EGAB requests that the City deliver specific Feedstock to the Biofuels Facility, then

i)                                       the City shall not be required to pay the Tipping Fee or any fee for the delivery of such specific Feedstock to the Biofuels Facility;

ii)                                    all such specific Feedstock delivered by the City shall not be considered Acceptable Feedstock for the purposes of calculating the Minimum Tonnage; and

iii)                                 EGAB shall pay such rates agreed between the parties for any such specific Feedstock delivered by the City.

6.7                               Unacceptable Feedstock.

a)                                      Should the City deliver Feedstock to the Biofuels Facility that is deemed by EGAB to be Unacceptable Feedstock, EGAB shall notify the City of such determination immediately, including definition of what characteristic of the Unacceptable Feedstock does not comply with the specifications set out in Schedule “C” for Acceptable Feedstock.

b)                                     Should EGAB and the City agree, following joint undertaking of the evaluation processes set out in Schedule “D”, as may be amended pursuant to this Agreement, that the Feedstock is Acceptable Feedstock, EGAB will process it as such. Should EGAB and the City agree that it is Unacceptable Feedstock or should EGAB and the City fail to agree that the Feedstock is Acceptable Feedstock within two (2) Business Days, the City will either (i) convert the Unacceptable Feedstock to Acceptable Feedstock, working cooperatively with EGAB, or (ii) coordinate the outloading, removal and disposal of the Unacceptable Feedstock at its own expense on as early a schedule as is reasonably possible. For greater certainty, Tipping Fees shall be applicable for any Feedstock used by the City to convert the Unacceptable Feedstock to Acceptable Feedstock.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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6.8                               Ramp-Up. Notwithstanding Section 6.6b), during the Ramp-Up period, the City will deliver such quantities of Acceptable Feedstock as are ordered by EGAB on a month-by- month basis to reflect the increase in capacity of the Biofuels Facility.

6.9                               GSRs and Char. EGAB shall have the option (but not the obligation) to retain the City to dispose of all or part of the Biofuels Facility’s GSRs and/or Char in return for a reduction in the Tipping Fee in accordance with Article 6.11c).

6.10                         Weighing and Records.

a)                                      The City will provide and operate, at no cost to EGAB, weighing of all Feedstock delivered by truck and Unacceptable Feedstock and Residuals removed from the Biofuels Facility by truck. All payment and calculation of amounts of Feedstock delivered or removed will be based on the weighing performed by the City.

b)                                     The City will provide weighing of Feedstock delivered to the Biofuels Facility by conveyor through the use of redundant belt scales. The data from the belt scales will be used to calculate Feedstock amounts and Tipping Fees. The Parties will agree on a program for the effective monitoring and calibration of scales.

c)                                      The City will be responsible for recording, storing, backing up, keeping secure and reporting all data collected by scales relating to Feedstock delivered to the Biofuels Facility. EGAB may have access to the weigh scale for verifying information relating to the Feedstock delivered to the Biofuels Facility.

d)                                     The City will provide EGAB with all data relating to Feedstock delivered to or removed from the Biofuels Facility over City-managed scales by means of regular reports. EGAB may audit the accuracy of the data provided.

e)                                      The City will maintain computer data for a period of three years unless otherwise agreed by the parties.

6.11                           Tipping Fees.

a)                                      The City will pay to EGAB the applicable Tipping Fee for all Acceptable Feedstock delivered to the Biofuels Facility by the City and subsequently processed by the Biofuels Facility.

b)                                     The Tipping Fee for 2008 is Forty Five Dollars ($45) for each Tonne of Acceptable Feedstock on a dry basis. The Tipping Fee will be revised annually as follows:

i)                                       The Tipping Fee will be adjusted each year on January 1 by the same percentage as the percent change in the average of the monthly CPI for January to December of the previous year over the average of the twelve months of the calendar year previous to that previous year.  The actual calculation of the adjustment rate will follow Consumer Price Index release dates, as published by Statistics Canada in catalogue #62.001.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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ii)                                      For the purpose of this calculation, CPI means the “All Items Consumer Price Index (not seasonally adjusted) for Edmonton” as currently published by Statistics Canada in monthly catalogue # 62.001.

c)                                      Should EGAB retain the City to dispose of the Biofuels Facility’s GSRs and/or Char as set forth in Article 6.8, the Tipping Fee will be adjusted quarterly as follows:

Tipping Fee Reduction ($) = (Expected volume of GSRs and/or Char for the coming quarter in Tonnes / 25,000 Tonnes) * Tipping Fee

d)                                     The Tipping Fee will be renegotiated by the parties prior to each extension of the Term as provided in the Articles of Section 11.

6.12                         Effect of Government Subsidies on Tipping Fee.

a)                                      For the purposes of this Section,

i)                                         “Annualized Operating Subsidy” means the expected additional revenue during a one-year period resulting from the Operating Subsidy.

ii)                                      “City Portion” means the fraction of the Total Capital Cost (as defined in Article 8.1 c) contributed by the City, expressed as a percentage calculated as follows:

City Portion = City Contribution / Total Capital Cost

iii)                                   “Capital Subsidy” means a Subsidy that can be used for capital expenditure.

iv)                                  “Operating Subsidy” is a Subsidy which provides an incentive or support for the operations of the Biofuels Facility, including a premium on the price of ethanol or other similar incentive.

v)                                     “Subsidy” is a grant, incentive or other benefit conferred to the Biofuels Facility or to a party in connection with the Project, but does not include (A) any grant, incentive or other benefit conferred on either party prior to the effective date of this Agreement or research and development tax credits; or (B) Special Grants.

b)                                     The parties acknowledge that they should each benefit from any future government Subsidies, in proportion to their respective contribution and investment in the Biofuels Facility (i.e. the Contribution, for the City, and the Investment, for EGAB).

c)                                      Each party will inform each other regarding any Subsidies granted to or in respect of the Biofuels Facility by the federal government of Canada or by the provincial government of Alberta.

d)                                     The parties agree that all Capital Subsidies be used for the Project and that, for that purpose, Capital Subsidies received by the City will be paid in full to the Partnership. Such payment to the Partnership will not result in an increase of the City’s Contribution as set forth in Article 8.5. Rather, the effect of the receipt of a Capital Subsidy by either

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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party (and, in the case of the City, remitted to the Partnership as set forth above) will result in a revision to the Tipping Fee as follows:

Capital Subsidy Tipping Fee Reduction = (City Portion * Capital Subsidy) / (Minimum Tonnage * Number of years remaining in Term).

e)                                      Operating Subsidies will be retained by EGAB and considered revenue from the sale of Alcohol Products and used by the EGAB to recover the Investment and the return on Investment as provided in Article 8.2. Once EGAB has recovered the Investment and the return on Investment as provided in Article 8.2, the receipt of Operating Subsidies by EGAB will result in the following yearly adjustment of the Tipping Fee for each remaining year of the Term during which the Operating Subsidy is in effect:

Operating Subsidy Tipping Fee Reduction = (City Portion * Annualized Operating Subsidy) / Minimum Tonnage.

f)                                        The amount of all Subsidies will be, for the purpose of the calculations mentioned above, net of taxes, costs and expenses specifically incurred by EGAB or the City in order to obtain said Subsidy or in connection therewith.

6.13                         Products and Marketing.

a)                                      EGAB shall provide the City with the option to purchase Alcohol Products or any Secondary Products at market rates prior to offering Alcohol Products or such Secondary Products for sale to any other purchasers.

b)                                     EGAB shall, at its sole cost and expense:

i)                                       market all Alcohol Products;

ii)                                    market Unconverted Syngas; and

iii)                                 use best efforts to market any electrical energy produced at the Biofuels Facility that is not used within the Biofuels Facility.

c)                                      The City and EGAB will jointly market the following for the financial benefit of the parties and for the optimization of the Biofuels Facility and the diversion of material from landfill disposal:

i)                                       Residual Syngas, if any is available for such purpose;

ii)                                    heat;

iii)                                 ERCs;

iv)                                Char ;

v)                                   GSR;

vi)                                Carbon dioxide; and

vii)                             Other Secondary Products.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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d)                                     The costs incurred and the revenues derived from the marketing and sale of Secondary Products will be [ * ] by the Parties. Marketing activities for Secondary Products will be managed through the Operations Committee.

7.                                    FINANCING AND CITY CONTRIBUTION

7.1                               Financing of Project. EGAB shall arrange financing for the Biofuels Facility and shall be responsible for financing all of EGAB’s cost associated with the design, construction and operation of the Biofuels Facility except as relates to the City’s Contribution as outlined herein.

7.2                               City Contribution. The City will contribute an amount equal to $20 Million to EGAB for the design, construction and operation of the Biofuels Facility (the “City Contribution”). The City Contribution will be disbursed in accordance with the following milestones schedule:

a)                                      33% upon the execution of this Agreement, the issuance of the approval to operate from Alberta Environment, and upon the provision by EGAB to the City of approved process and instrumentation diagrams for construction of the Biofuels Facility;

b)                                     37% upon the delivery to the Site of all of the pressure vessels for the Biofuels Facility;

c)                                      20% upon commencement of Commissioning; and

d)                                     10% upon the provision by EGAB to the City of a report on an independent engineer confirming the successful Commissioning of the Biofuels Facility.

7.3                               Increase in City Contribution. The City will increase the City Contribution as set forth below if the City receives certain capital contributions or grants from the federal Government of Canada, either directly or through the provincial Government of Alberta, pursuant to requests made by the City commencing in 2006 (each, a “Special Grant”). This additional Contribution will at least be equal to 33% of the Special Grant and the amount of such revised City Contribution will be used for any further calculations relating to revenue sharing as set forth in Article 8.5.

8.                                    REVENUE SHARING

8.1                               Definitions. For the purpose of this Section:

a)                                    “Free Cash Flow” means EGAB’s revenue remaining from sale of Alcohol Products and Unconverted Syngas after payment of all operating expenses of the Biofuels Facility (including debt service, interest, principal repayment and royalties as well as income tax and all other applicable taxes such as taxes on capital and insurance) and ongoing capital expenses for the maintenance of the Biofuels Facility. For greater certainty, revenues derived from the sale of Secondary Products will not be included in Free Cash Flow;

b)                                   “Investment” means the Total Capital Cost of the Biofuels Facility, less the City Contribution and less any Development Costs paid by the City; and

c)                                    “Total Capital Cost” means the total development and construction costs of the Biofuels Facility, including the Development Costs and the costs of Commissioning and Start-Up costs.

8.2                               Revenue Sharing. The Free Cash Flow earned by EGAB through the operation of the Biofuels Facility will be shared as follows:

a)                                      EGAB will retain all Free Cash Flow until EGAB has recovered all of its Investment plus a [ * ]

b)                                     Once EGAB has recovered all of its Investment plus a [ * ], [ * ] of the Free Cash Flow will be paid to City and [ * ] of the Free Cash Flow will be retained by EGAB.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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8.3                               Payment. EGAB will pay the City’s share of Free Cash Flow within 60 days of the release of EGAB’s year-end financial statements.

8.4                               Secondary Products. Earnings derived from the sale of Secondary Products will be [ * ].

8.5                               Increase in Contribution. If the City increases the City Contribution in accordance with Article 7.3, then the [ * ] Free Cash Flow payable to the City as outlined in Article 8.2b) will be revised to be the lesser of:

a)                                      [ * ] of Free Cash Flow [ * ] in the percentage of Free Cash Flow in the same proportionate amount as [ * ] is to the [ * ]; and

b)                                     of Free Cash Flow.

Notwithstanding the preceding, should EGAB be awarded a Capital Subsidy of more than $[ * ] in the aggregate, the provision of this Article will not apply and the percentage of Free Cash Flow payable to [ * ], as outlined in Article 8.2b), will remain at [ * ].

9.                                    FACILITY ACCESS AND PUBLIC INFORMATION

9.1                               Facility Access. The parties acknowledge and agree that the Biofuels Facility will be a unique facility of much interest to the Edmonton public at large and to the international community of scientists, engineers, legislators and others. As such, the parties agree to cooperate to accommodate visitations to the Biofuels Facility and the dissemination of information about the Biofuels Facility, each in ways appropriate to their role in the development of the Biofuels Facility, non-disruptive of its operations, and allow EGAB to maintain the confidentiality of the proprietary technologies used in the Biofuels Facility.

9.2                               Meeting Area. EGAB agrees to provide, within the Biofuels Facility, a large room suitable for seating and presenting to 60 people, including AV equipment and displays describing the development and operation of the Biofuels Facility.

9.3                               Tours. To the extent possible, in consideration of security and safety imperatives, EGAB agrees to provide opportunities for casual tours to view the Biofuels Facility in a safe and comfortable manner.

9.4                               Observation Points. Further EGAB agrees to provide, throughout the Biofuels Facility, observation points where key visitors, in groups of up to ten, wearing appropriate PPE and having had appropriate safety briefing, can be guided to observe key elements of the Biofuels Facility from Feedstock receiving through to product loading and waste outputs removal.

9.5                               Similar Access to Feedstock Facility. The City agrees to provide similar access provisions within the EWMC relating to the Feedstock preparation facilities.

9.6                               Joint Promotion. Further, the parties agree to jointly promote the Biofuels Facility and technology by collaborating to present at relevant conferences, by assigning individuals to guide tours, by maintaining website information, and by producing printed materials for the different audiences that exist.

10.                             TECHNOLOGY RIGHTS

10.1                         Technology Licenses. EGAB shall enter into and maintain at its cost all technology license agreements required with any other parties for the use of technology and equipment required for

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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the Biofuels Facility. Without limiting the generality of the foregoing, EGAB shall enter into and maintain at their cost a suitable Technology License with Enerkem Inc. for the use of the Enerkem Technology required for the purpose of design, construction and operation of the Biofuels Facility in substantially the form of [ * ].

10.2                         License Fees. EGAB shall pay any and all patent and license fees as required pursuant to all technology license agreements.

10.3                         Representations. EGAB warrants that it either owns or has the right to use the technology incorporated in the design of the Biofuels Facility. EGAB will pay any royalties and patent license fees required for operation of the Biofuels Facility in accordance with this Agreement.

10.4                         Notification. If the City or EGAB is sued for an infringement or alleged infringement of any patent or inventions in connection with the operation of the Biofuels Facility, the party sued will inform the other party immediately.

10.5                         Assignment of Technology License. If this Agreement is terminated by the City as a result of an Event of Default on the part of EGAB, EGAB will take steps to have the Technology License assigned to the City at no transfer costs other than the fees otherwise payable by EGAB pursuant to the Technology License in consideration for its use of the Enerkem Technology.

10.6                         Indemnification. EGAB will hold the City harmless from and against all claims, demands, losses, costs, damages, actions, suits or proceedings arising out of the EGAB’s operation of the Biofuels Facility which are attributable to an infringement or an alleged infringement of any patent or invention by EGAB or anyone for whose acts EGAB is liable.

11.                             TERM

11.1                         Initial Term. The Term shall commence on the effective date noted above and shall continue for a period of 25 years from Start-Up.

11.2                         Term Extensions. The Term may be extended, at the option of EGAB, for two further periods of ten (10) years each upon the provision by EGAB of written notice to the City at least six months in advance of the end of the then current Term provided that

a)                                      EGAB is not committing an Event of Default at such moment;

b)                                     The City and EGAB have agreed to the amount of the Tipping Fees for the extended Term.

12.                             DEFAULT AND TERMINATION

12.1                         Definitions. For this Section:

a)                                      “Early Termination Events” means any of the events described in Article 12.4 below;

b)                                     “Event of Default” means a breach by either party of any of their material obligations under this Agreement, including without limitation, the following

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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i)                                         Compliance with applicable laws;

ii)                                      Requirements to obtain permits, approvals, and licenses;

iii)                                   Maintenance of insurance;

iv)                                  Provision of financial and other reports; and

v)                                     Provision of payments.

The parties acknowledge that City Supply Failures and EGAB Acceptance Failures shall not per se constitute an Event of Default but repeated City Supply Failures and EGAB Acceptance Failures may be considered an Event of Default if such repeated shortfalls continue for more than three successive Quarterly Periods and result in a EGAB Acceptance Shortfall or City Supply Shortfall of more than 30% of the Minimum Tonnage for the whole Operating Year;

c)                                      “Defaulting Party” means a party who is in breach of a material obligation under this Agreement which gives rise to an Event of Default.

12.2                         Supply and Operating Shortfalls. For greater certainty and notwithstanding any other provision of this Agreement, the provisions of Article 6.6 outline the sole remedies for City Supply Failures and EGAB Acceptance Failures and neither party will be responsible for any other damages in any form with respect to City Supply Failures and EGAB Acceptance Failures unless such City Supply Failures and EGAB Acceptance Failures become an Event of Default as defined in Article 12.1b).

12.3                         Termination. If a party believes that an Event of Default exists, that party may provide written notice to the Defaulting Party to remedy the Event of Default within 40 Business Days. If the Defaulting Party does not

a)                                      remedy the Event of Default within 40 Business Days, or

b)                                     if it is not possible to remedy the Event of Default within 40 Business Days, remedy the Event of Default in accordance with a schedule agreeable to both parties;

then the Agreement will be considered terminated as a result of breach by the Defaulting Party.

12.4                         Early Termination Events. Notwithstanding any other term or condition of this Agreement, this Agreement may be terminated in accordance with the terms of Article 12.5 upon any of the following events occurring:

a)                                      EGAB not having performed the obligation set forth in Article 4.2b);

b)                                     EGAB not having organized and assembled the financing of the total costs of the Project;

c)                                      EGAB not having entered into a Lease in substantially the same form as attached and forming Schedule “A”;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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d)                                     The City not having performed the obligation set forth in Article 4.3;

e)                                      EGAB having transmitted during the Development Phase written notification of its intent not to proceed with the subsequent phases of this Agreement.

12.5                         Occurence of Early Termination Events. Should any of the Early Termination Events occur and not be extended or waived, as the case may be, by the City or EGAB, as set out in Article 12.6, as applicable, then in such case, the party for the benefit of which such Early Termination Event is set forth will have the right to terminate this Agreement within 30 days of such Early Termination Event occurring by notifying the other party of its intent to exercise its termination right hereunder granted and all rights and obligations of the City and EGAB pursuant to this Agreement shall be terminated and the interest of EGAB in the Site as created by the Lease shall terminate without any legal proceedings being taken or other act being performed by the City, and EGAB shall not have any further obligation or liability to the City and the City shall have no further rights as against EGAB.

12.6                         Stipulation. The Early Termination Event contained in Article 12.4c) is for the sole benefit of the City and may be waived at the sole discretion of the City. The Early Termination Events contained in Articles 12.4 b) and 12.4 d) are for the sole benefit of EGAB and may be waived at the sole discretion of EGAB. The Early Termination Event contained in Article 12.4 e) may only be waived by mutual agreement of EGAB and the City.

12.7                         Effect of Termination. If this Agreement is terminated pursuant to Article 12.5, then the Lease will also be terminated on the same date as this Agreement is terminated.

12.8                         Return of City Contribution. If the Agreement is terminated by EGAB pursuant to Article 12.5, then EGAB will, within 20 Business Days of termination, return to the City the excess, if any of

i)                                       The aggregate of the amounts of the City Contribution advanced by the City to EGAB pursuant to Article 7.2; over

ii)                                    an amount equal to 50% of the Development Costs which EGAB has substantiated by providing to the City an account of such Development Costs and when such Development Costs were approved by the Development Committee.

13.                             DISPOSITION OF ASSETS AT END OF TERM

13.1                         Option.

a)                                      Upon expiration of the Term or termination of this Agreement as a result of an Event of Default by EGAB and at the City’s option:

i)                                       EGAB will remove the Biofuels Facility from the Site and restore the Site to the condition that it was in at the commencement of the Term; or

ii)                                    EGAB will sell to the City the Biofuels Facility at fair market value.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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b)                                     Upon termination of this Agreement as a result of an Event of Default by the City and at EGAB’s option, EGAB will:

i)                                       remove the Biofuels Facility from the Site at the City’s cost and expense provided that the cost and expense of such removal is reasonable; or

ii)                                    pursue the operation of the Biofuels Facility on the Site, using Feedstock of its choice provided that EGAB enters into a new lease agreement with the City which lease may include the requirement that EGAB pay to the City market-rate rent for the Site.

13.2                         Valuation. For the purposes of Article 13.1, fair market value will be determined by valuation by a third party or by agreement of the parties.

13.3                         Assurances. If the City purchases the Biofuels Facility pursuant to subparagraph 13.1a)ii), then EGAB will transfer ownership of the Biofuels Facility to the City. EGAB will ensure that at the time of transfer,

a)                                      the Biofuels Facility is free and clear of all encumbrances;

b)                                     all license fees for any technology used in the Biofuels Facility have been paid in full in perpetuity and all licenses in respect of any technology will be fully assignable to the City, without payment of any additional fee or royalty;

c)                                      the Biofuels Facility foundation and superstructure is certified as safe by an independent and qualified consultant, based on normal standards used in related industries for structures of similar design and age;

d)                                     the Biofuels Facility is fully in compliance with all governmental permits, approvals and licenses;

e)                                      EGAB cleans up or pays for cleanup of any environmental contamination as a result of the operation of the Biofuels Facility during the Term as disclosed by an environmental assessment prepared by an independent and qualified consultant, except that the City shall be responsible for any clean up costs that are related to any pre-existing conditions at the Site or as a result of Feedstock delivered to the Biofuels Facility by the City;

f)                                        EGAB personnel are reasonably available to the City, in a consultative capacity and at market rates, for the one year period immediately before the Biofuels Facility transfer to provide information regarding Biofuels Facility processes utilized and to provide training on operation and maintenance of the Biofuels Facility; and

g)                                     the Biofuels Facility is capable of safely processing the Minimum Tonnage of Acceptable Feedstock;

13.4                         Information. Subject to the restrictions on confidential information as outlined in this Agreement, at the time of transfer of the Biofuels Facility, EGAB shall provide to the City all

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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information with respect to the Biofuels Facility, including but not limited to the following information:

i)                                       all operating information and records with respect to the Biofuels Facility; and

ii)                                    all non-proprietary information pertaining to process and other technologies utilized by the Biofuels Facility.

14.                             REPORTING REQUIREMENTS

EGAB shall deliver to the City:

a)                                      quarterly, not later than ten (10) Business Days after the end of each of the first three quarters in its fiscal year, an interim operating statement for the three months, six months or nine months then ended, setting out

i)                                       the calculation of Free Cash Flow (as defined by section 8.1), before debt service, interest, principal repayment, royalties and taxes; and

ii)                                    the earnings, calculated before any year-end adjustments, from sales of Secondary Products;

b)                                     annually, within 120 days of the end of each fiscal year of EGAB:

i)                                       its financial statements for such year;

ii)                                    its calculation of the Free Cash Flow for such year, setting out the components thereof for revenues and deductions;

iii)                                 if EGAB’s Investment has not yet been fully repaid with the return required by section 8.2, its calculation of the repayment of EGAB’s Investment and rate of return thereon for such year and on a cumulative basis; and

iv)                                its calculation of earnings from sales of Secondary Products in such year.

15.                             RIGHT TO AUDIT

15.1                         Audit. The City may audit financial and related records relating to reports provided to it under the terms of this Agreement. EGAB may audit financial and related records of the City relating to its Feedstock disposal costs, should EGAB be requested to pay any amount pursuant to Article 6.6 g).

15.2                         Records Maintenance. Each party shall at all times, during a period of seven (7) years, keep and maintain records of the work performed pursuant to this Agreement. All such records shall be maintained in accordance with generally accepted accounting principles. Each party shall make such records available for inspection and audit (including copies and extracts of records as required) by the other party at all reasonable times with prior notice.

15.3                         Costs of Audit. Costs of any audits conducted under the authority of this section and not addressed elsewhere will be borne by the party undertaking such audit unless the audit identifies

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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significant findings (i.e. a variation of at least 15% in comparison with items initially reported by EGAB) that would financially benefit the other party. The audited party shall reimburse the other party for the total costs of an audit that identifies significant findings that would financially benefit the party performing the audit.

15.4                         No Presumption. This Section shall not be construed to limit, revoke, or abridge any other rights, powers, or obligations relating to audit which the City may have by Federal, Provincial, or Municipal law, whether those rights, powers, or obligations are express or implied.

16.                             RELIEF FOR FORCE MAJEURE

16.1                         Force Majeure Suffered by EGAB. If by reason of Force Majeure, EGAB is wholly or partly unable to perform its obligations under this Agreement, EGAB shall be relieved of those obligations to the extent, and for the period, that is affected by Force Majeure provided that EGAB gives the City prompt notice of such inability and the nature, cause and expected duration of the Force Majeure. EGAB shall use commercially reasonable efforts to remedy the situation and remove, so far as possible and with reasonable dispatch, the cause of its inability to perform, provided that there shall be no obligation to settle labour disputes or to test or to refrain from testing the validity of any order, regulation or law in any court having jurisdiction. EGAB shall give prompt notice of cessation of the cause of the Force Majeure.

16.2                         Force Majeure Suffered by the City. If by reason of Force Majeure, the City is wholly or partly unable to perform its obligations under this Agreement, the City shall be relieved of those obligations to the extent, and for the period, that is affected by Force Majeure provided that the City gives EGAB prompt notice of such inability and the nature, cause and expected duration of the Force Majeure. The City shall use commercially reasonable efforts to remedy the situation and remove, so far as possible and with reasonable dispatch, the cause of its inability to perform, provided that there shall be no obligation to settle labour disputes or to test or to refrain from testing the validity of any order, regulation or law in any court having jurisdiction. The City shall give prompt notice of cessation of the cause of the Force Majeure.

17.                             CONFIDENTIALITY

17.1                         Covenant. The City and EGAB agree

a)                                      to protect, guard and maintain the confidentiality of all Confidential Information received;

b)                                     that Confidential Information of the other party will not be disclosed, directly or indirectly, by the City or EGAB to any person outside of their organizations;

c)                                      that the Confidential Information of the other party will not be disclosed to any person in either parties’ organization unless such persons have a need to know the Confidential Information and that such persons who come into contact with the Confidential Information will be informed that he or she is bound by the terms of this Agreement;

d)                                     that the Confidential Information of the other party will not be used, directly or indirectly, by the City or EGAB or any other person for the benefit of the City or EGAB or any

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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other person and will be used solely for the purpose of fulfilling each party’s obligations pursuant to this Agreement; and

e)                                      that all Confidential Information of the other party will be kept in locations to which only the City and EGAB have access.

17.2                         Exceptions. The confidentiality obligations under this Agreement shall not apply when the Confidential Information:

a)                                      is already known to the other party;

b)                                     becomes publicly known through no wrongful act of EGAB or the City, but only to the extent made public;

c)                                      is rightly received by the City or EGAB from a third party without a similar restriction and without breach of this Agreement;

d)                                     is approved for release in writing by the City or EGAB; or

e)                                      is required to be disclosed pursuant to court order or order of a governmental agency or by operation of law.

17.3                         Delivery. If requested by either party, the other party will immediately surrender and redeliver to the requesting party any and all Confidential Information of the requesting party, including all copies thereof and all notes, summaries and memorandum relating thereto prepared by the City or EGAB and its representatives, and to expunge all Confidential Information of the requesting party from any computer or storage device or other similar device into which it was stored by or on behalf of EGAB or the City or their representatives.

17.4                         No Representation. The parties acknowledge and agree that the Confidential Information is being provided on an “as is” basis and that neither party makes any representations or warranties regarding the Confidential Information.

17.5                         Survival. This confidentiality obligation shall be in force during the Term and remain in force after termination or expiration of the Term for as long as Confidential Information does not fall within one or more of the exceptions set forth in Article 17.2.

18.                             INDEMNITY AND LIMITATION OF LIABILITY

18.1                         Indemnity Covenant. EGAB shall be liable to the City for and indemnify and save harmless the City, its agents and employees from and against any and all losses, liabilities, claims, suits, actions, demands, expenses, damages and costs (including reasonable solicitor and client costs) which may be brought or made against the City or which the City may pay or incur and which arise out of or in connection with:

a)                                      any of the rights, licenses or privileges granted to EGAB pursuant to this Agreement;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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b)                                     any breach, violation or non-performance by EGAB of its covenants or obligations pursuant to this Agreement;

c)                                      any personal injury or property damage resulting from the operation of the Biofuels Facility in a manner that does not comply with the terms of this Agreement; or

d)                                     any disposal or sale of Alcohol Products or Residuals,

except where such liability arises out of the negligence or willful misconduct of the City, its servants, agents or employees, or results from Unacceptable Feedstock delivered to the Biofuels Facility by the City. EGAB shall be responsible for any damage to the Biofuels Facility or injury or death of any EGAB personnel caused by Hazardous Material while the Hazardous Material is in the area and control of EGAB, except if such Hazardous Material was included in Feedstock delivered to the Biofuels Facility by the City.

18.2                         Notification. If the City is sued on account of any damage alleged to have been caused by EGAB, the City will promptly notify EGAB and EGAB may elect to defend the action at EGAB’s expense.

18.3                         Failure to Contest. If EGAB does not elect within a seven (7) day period after receipt of notice to contest the action, suit, claim or demand, the City may settle the action, suit, claim or demand at the sole discretion of the City and on such terms as the City deems reasonable, and EGAB will immediately pay to the City the sum that the City has paid, together with the reasonable costs of the City in defending or settling any such action, suit, claim or demand. Without restricting the generality of the foregoing, “costs” means out-of-pocket solicitor costs.

18.4                         Right to Appeal. If EGAB becomes liable to pay or satisfy any final order, judgment or award against the City, then EGAB, upon undertaking to indemnify the City against any and all liability for costs and interest, has the right to appeal in the name of the City the final order, judgment or award to any and all courts of competent jurisdiction.

18.5                         No Indirect or Consequential Damages. Except where expressly provided for in this Agreement, in no event shall EGAB be liable to the City for any damage, injury or loss of an indirect or consequential nature suffered by the City which is any way connected with EGAB’s obligations under this Agreement or the Lease, however and whenever caused, and whether arising in contract or tort; and without limiting the generality of the foregoing, damage, injury or loss of an indirect or consequential nature shall include loss of revenue, loss of profit, cost of capital and loss of use of any facilities or property owned, operated or used by the City; and the City hereby releases EGAB, and EGAB’s agents and employees from liability in respect of any damage, injury or loss of an indirect or consequential nature.

18.6                         Indemnity Covenant. The City shall be liable to EGAB for and indemnify and save harmless EGAB, its agents and employees from and against any and all losses, liabilities, claims, suits, actions, demands, expenses, damages and costs (including solicitor and client costs) which may be brought or made against EGAB or which EGAB may pay or incur and which arise out of or in connection with:

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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a)                                      any breach, violation or non-performance by the City of its covenants or obligations pursuant to this Agreement;

b)                                     any personal injury or property damage resulting from the performance of the City’s delivery obligations of Acceptable Feedstock; or

c)                                      any personal injury or property damage as a result of any Unacceptable Feedstock delivered to the Biofuels Facility by the City;

except where such liability arises out of the negligence or willful misconduct of EGAB, its servants, agents or employees.

18.7                         Notification. If EGAB is sued on account of any damage alleged to have been caused by the City, EGAB will promptly notify the City and the City may elect to defend the action at the City’s expense.

18.8                         Failure to Contest. If the City does not elect within a seven (7) day period after receipt of notice to contest the action, suit, claim or demand, EGAB may settle the action, suit, claim or demand at the sole discretion of EGAB and on such terms as EGAB deems reasonable, and the City will immediately pay to EGAB the sum that EGAB has paid, together with the reasonable costs of EGAB in defending or settling any such action, suit, claim or demand. Without restricting the generality of the foregoing, “costs” means out- of-pocket solicitor costs.

18.9                         Right to Appeal. If the City becomes liable to pay or satisfy any final order, judgment or award against EGAB, then the City, upon undertaking to indemnify EGAB against any and all liability for costs and interest, has the right to appeal in the name of EGAB the final order, judgment or award to any and all courts of competent jurisdiction.

18.10                   No Indirect or Consequential Damages. Except where expressly provided for in this Agreement, in no event shall the City be liable to EGAB for any damage, injury or loss of an indirect or consequential nature suffered by EGAB which is any way connected with EGAB’s obligations under this Agreement or the Lease, however and whenever caused, and whether arising in contract or tort; and without limiting the generality of the foregoing, damage, injury or loss of profit, cost of capital and loss of use of any facilities or property owned, operated or used by EGAB; and EGAB hereby releases the City, and the City’s agents and employees from liability in respect of any damage, injury or loss of an indirect or consequential nature.

18.11                   Survival. The articles of this Section 18 shall survive the termination of this Agreement.

19.                               INSURANCE

19.1                         Coverage. Commencing upon the start of the Construction Phase, EGAB shall maintain in full force and effect, naming the City as an additional named insured, where applicable in connection with the Biofuels Facility, the following: General Liability insurance in an amount not less than [ * ] per occurrence for personal injury and/or property damage.  Such policy shall be endorsed to include the following:

a)                                      Contractual Liability (including this Agreement);

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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b)                                     Non-Owned Automobiles;

c)                                      Independent Contractors (as applicable);

d)                                     Products & Completed Operations to be provided for a minimum of two (2) years after expiry of the Term;

e)                                      Excavation, collapse, shoring and pile driving (as applicable);

f)                                        Broad form Property Damage;

g)                                     Employees as Additional Insureds;

h)                                     Cross Liability;

i)                                         Contingent Employers Liability;

j)                                         Property Damage Occurrence; and

k)                                      Sudden and Accidental Pollution Liability (not less than [ * ]).

19.2                         Coverage. Throughout the Term, except as otherwise set out herein, EGAB shall also maintain in full force and effect the following:

a)                                      Standard Owned Automobile Liability coverage in an amount not less than [ * ] per accident for bodily injury and/or property damage;

b)                                     All Risk Course of Construction insurance covering all property in the course of construction by EGAB, including coverage for damage to existing structures located on the site, in an amount equal to the replacement cost of such property. This insurance shall be in place only during the period of construction and commissioning of the Biofuels Facility. Such insurance will include the City of Edmonton as an additional named insured and such insurance shall be primary; and

c)                                      Any other insurance required by the Lease set out in Schedule “A”.

19.3                         Deductibles. Deductibles, if any, which are applicable to any of the above noted insurance will be the responsibility of EGAB.

19.4                         Endorsement. The aforementioned insurance coverage policies shall be endorsed to provide the City with thirty (30) days prior written notice of cancellation or material change, and shall be in a form acceptable to the City’s Director of Risk Management or that person’s designate. Evidence of such policies shall be submitted to the City on the Certificate of Insurance and endorsement forms provided to EGAB by the City which EGAB will cause to be duly completed by EGAB’s broker and/or insurer. EGAB’s broker shall promptly supply a certified copy of the policies if requested by the City’s Director of Risk Management or that person’s designate.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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19.5                         Proof of Coverage. As an alternative to submitting the Certificate of Insurance form, EGAB or EGAB’s broker may provide a certified copy of the aforementioned policies. Such policies shall be properly endorsed and in a form acceptable to the City’s Director of Risk Management or that person’s designate. Evidence of renewal of coverage shall be provided to the City prior to expiry in a form acceptable to the City’s Director of Risk Management or that person’s designate.

19.6                         Notification. EGAB will immediately notify the City in the event of any accident resulting in serious injury, death or property damage.

20.                             ALTERNATE DISPUTE RESOLUTION

20.1                         Arbitration. Any dispute, difference, disagreement, controversy or claim arising out of, in connection with or relating to this agreement (“Dispute”), including any question regarding its existence, negotiation, interpretation, application, performance, validity, breach or termination shall be finally settled by arbitration pursuant to the Arbitration Act, R.S.A. c A-43. There shall be three arbitrators. Each party shall appoint one arbitrator. The two so appointed shall appoint the presiding arbitrator. If either party fails to appoint an arbitrator within fifteen (15) days of receiving notice of the appointment of an arbitrator by the other party, or if the two arbitrators fail to agree upon the presiding arbitrator within fifteen (15) days of the appointment of the second arbitrator, the appointment shall be made by the Alberta Court of Queen’s Bench. Where there are multiple parties, whether as claimant or as respondent, the multiple claimants jointly, and the multiple respondents jointly, shall appoint an arbitrator. The place of arbitration shall be Edmonton, and the language of the arbitration shall be English. The arbitral tribunal may order any interim, provisional or conservatory remedy it deems appropriate. The arbitrators may award the costs of the arbitration, including the parties’ reasonable legal fees, disbursements and/or expenses, their own fees, disbursements and/or expenses and any other reasonable fees, disbursements and/or expenses relating to the arbitration. The arbitrators may also direct the payment of interest in respect of any award at such rate and from such date as they deem appropriate.

20.2                         Confidentiality of Proceedings. The parties undertake as a general principle to keep confidential all information concerning the existence of the arbitration, all awards in the arbitration, all materials in the proceedings created or used for the purpose of the arbitration, and all materials and information produced during the arbitration (“Confidential Arbitration Information”) and not in the public domain — save and to the extent that disclosure may be required of a party by legal duty, to protect or pursue a legal right or to enforce, set aside or apply for annulment of an award in bona fide legal proceedings before a competent court. Each party shall obtain and deposit with the arbitrators a signed confidentiality undertaking from its legal counsel, independent experts and consultants regarding the Confidential Arbitration Information.

20.3                         Continued Performance. EGAB and the City shall continue to perform their obligations under this Agreement and the Lease notwithstanding that a dispute has been referred to the alternate dispute resolution process.

20.4                         Alternate Dispute Resolution Channels. The parties agree that they will in no time be precluded from seeking alternate dispute resolution channels, such as resolution through senior executives

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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discussions or mediation although these will not create conditions precedent to the recourse to arbitration in accordance with Article 20.1.

21.                             ENTIRE AGREEMENT

21.1                         This Agreement is the entire agreement between the parties with regard to the matters dealt with in it, and there are no understandings or agreements, representations, warranties, conditions or collateral terms, verbal or otherwise, existing between the parties except as expressly set out in this Agreement. The consideration stated herein is the sole consideration and inducement for the execution of this Agreement.

21.2                         For greater certainty, upon execution of this Agreement, the Memorandum of Understanding dated January 22, 2008 and the Heads of Agreement dated July 18, 2008 agreed to by the City, Enerkem Inc and Greenfield Ethanol Inc. shall have no more force or effect.

22.                             NOTICE

22.1                         Any notices under this Agreement given to the parties hereunder shall conclusively deemed to be sufficiently given if personally delivered or sent by email, fax or other written telegraphic or electronic communication method that results in a notice being given to the address below:

a)                                      To the City at:

Attention: Roy Neehall, Manager
Waste Management Branch
City of Edmonton
2nd Floor, Century Place 9803 — 102A Avenue
Edmonton, AB T5J 3A3
FAX: (780) 496 5657
e-mail : roy.neehall@edmonton.ca

b)                                     To EGAB at:

Attention: Mr. Larry Kwinter (re:Enerkem GreenField Alberta Biofuels G.P. Inc.)
1000 Canterra Tower
400 Third Avenue S.W.
Calgary, AB T2P 4H2
FAX: (403) 266-1395

or to any other address as may be designated in writing by the parties. Notice given by telegraphic or electronic communication shall be deemed to have been validly and effectively given and received on the date of transmission.

23.                             ASSIGNMENT

23.1                         No Assignment. Neither party will assign its rights or obligations or any part thereof under this Agreement without the consent of the other party, except that:

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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a)                                      EGAB shall have the right to assign this Agreement or any part thereof to project lenders for financing purposes;

b)                                     EGAB shall have the right to assign this Agreement or any part thereof to an affiliate of EGAB provided that EGAB shall remain liable for any failure of that affiliate to fulfill its obligations under this Agreement; and

c)                                      EGAB may assign this Agreement or any part thereof to a third party, provided that the proposed assignee is a reputable, credit-worthy entity with related operating experience and the City has provided its written consent to the assignment, which consent may not be unreasonably withheld by the City. If the City has consented to the assignment, the assignee shall execute and deliver an agreement in favour of the City to observe and perform the terms and conditions of this Agreement from and after the date of the assignment whereupon EGAB shall be released of all obligations whatsoever under this Agreement arising thereafter.

23.2                         Consent. The party applying for a consent shall provide all details relating to the proposed assignment.

23.3                         Change in Control. Any change in control of EGAB in favor of an entity other than Enerkem, GFE or one of their respective affiliate or successor, shall be deemed to be an assignment of this Agreement. A change in control shall mean any sale or transfer of the majority of the partnership interest in EGAB, or of the shares of the general partner of EGAB having the right to appoint a majority of the board of directors of the general partner. Any assignment of this Agreement will include an assignment of the Lease as well.

24.                             GENERAL

24.1                         Security. EGAB will not be required to provide a formal financial instrument to secure performance of EGAB’s obligations under this Agreement.

24.2                         No Partnership. Nothing in this Agreement will be construed to make either party a partner, agent or representative of the other party.

24.3                         Rights, Obligations not Joint. The rights, duties, obligations and liabilities of each of the parties will be separate and not joint.

24.4                         References. The reference to any legislation in this Agreement shall be deemed to include all amendments thereto and all regulations thereunder and all statutes, including all amendments thereto and regulations thereunder, that may be substituted for that legislation.

24.5                         Waiver. The waiver by the City or EGAB of the strict performance of any condition, covenant or agreement herein contained shall not constitute a waiver of or abrogate such or any other condition, covenant or agreement nor shall it be deemed a waiver of any subsequent breach of the same or of any other condition, covenant or agreement.

24.6                         Enurement. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their approved assigns.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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24.7                         Partial Invalidity. Should any provision of this Agreement be or become invalid, illegal, void or unenforceable for any reason whatsoever, it shall be considered separate and severable from the remaining provisions of this Agreement, which shall remain in force and be binding upon the parties as though the said provision had not been included.

24.8                         Amendments. Unless specifically provided to the contrary, no alteration, amendment, modification, change, addition or supplement to this Agreement shall be valid or binding unless set out in writing and executed by the parties hereto.

24.9                         Time of Essence. In this Agreement time shall be of the essence.

24.10                   Counterparts. This Agreement and any amendment hereto may be executed in any number of counterparts, and may be delivered originally, by facsimile, or by Portable Document Format (“PDF”) and each such original, facsimile copy, or PDF copy, when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature on following page]

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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The parties have caused this Agreement to be executed as follows:

ENERKEM GREENFIELD ALBERTA BIOFUELS LP, acting through ENERKEM GREENFIELD ALBERTA BIOFUELS G.P. INC., its general partner

		Per:	/s/ Vincent Chornet
Name and Title: Vincent Chornet, President
Date: April 30th, 2009

Approval for the City of Edmonton:		THE CITY OF EDMONTON

As to form:	/s/ [ILLEGIBLE]
Law Branch
As to content:	/s/ [ILLEGIBLE]
Project Manager
Approved by TPW: May 20, 2008		Per:	/s/ Roy Neehall
As represented by Roy Neehall, Manager, Waste Management Branch, Asset Management & Public Works Department

		Date:	April 30, 2009

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE “A”- LEASE

THIS LEASE MADE THIS                   DAY OF                  , 20          .

BETWEEN:

THE CITY OF EDMONTON

- and -

GREENFIELD ENERKEM BIOFUELS ALBERTA

WHEREAS:

A.                 The City is the owner of the Site.

B.                   The Tenant desires to lease the Site for the purpose of the construction and operation of the Facility in accordance with the terms and conditions contained in this Lease.

IN CONSIDERATION OF the leasing of the Site by the City to the Tenant and the payment of the Rent by the Tenant to the City pursuant to this Lease, the City and the Tenant agree as follows:

1.                                      DEFINITIONS

1.1.                              In this Lease unless there is something in the subject matter or context inconsistent therewith:

1.1.1.                     “Additional Rent” means all amounts of money (including without limitation sums payable by way of indemnity) payable by the Tenant to the City in accordance with the terms and conditions of this Lease, in addition to the Basic Rent;

1.1.2.                     “Applicable Laws” means all statutes, laws, by-laws, regulations, ordinances, orders and requirements of governmental or other public authorities having jurisdiction, and all amendments thereto, at any time and from time to time in force;

1.1.3.                     “Basic Rent” means the annual sum payable during the Term, in the manner and time stated in Article 5, which annual sum is the sum of one dollar ($1.00) for each Operating Year as at the Commencement Date.;

1.1.4.                     “Centre” means the integrated site operated by the City on those lands of which the Site is a part and commonly known a the “Edmonton Waste Management Centre”;

1.1.5.                     “City” means The City of Edmonton, a municipal corporation, and its successors and assigns;

1.1.6.                     “City Land” means those lands which are legally described as:

PLAN 9624397
BLOCK 1
LOT 5 PUL (PUBLIC UTILITY LOT)

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

FORM OF LEASE — 2009 04 30

CONTAINING 29.929 HECTARES (73.96 ACRES) MORE OR LESS EXCEPTING THEREOUT:
A) PLAN 0227886 SUBDIVISION
ALL MINES AND MINERALS

NOTE: CONFIRM THAT ABOVE ARE ACCURATE

1.1.8.                     “Commencement Date” means the             day of                        , 20       , or such other date as may be mutually agreed in writing by the General Manager and the Tenant’s Representative;

1.1.9.                     “Default” means a default of the provisions of this Lease which has not been remedied or is not in the process of being remedied within the time strictures of the curative provisions;

1.1.10.               “Facility” means the improvements to be constructed on the Site by the Tenant in conformity with the Plans;

1.1.11.               “General Manager” means the General Manager of the City’s Asset Management and Public Works Department, or his or her designate;

1.1.12.               “Hazardous Substances” means any substance which are hazardous to persons or property and includes, without limiting the generality of the foregoing:

1.1.12.1.                                   radioactive materials;

1.1.12.2.                                   explosives (excluding lawfully possessed fireworks and lawfully conducted exploding novelty acts);

1.1.12.3.                                   any substance that, if added to any water, would degrade or alter or form part of a process of degradation or alteration of the quality of that water to the extent that it is detrimental to its use by human or by any animal, mammal, fish or otherwise;

1.1.12.4.                                   any solid, liquid, gas or odour or combination of any of them that, if emitted into the air, would create or contribute to the creation of a condition of the air that:

1.1.12.4.1.                                        endangers the health, safety or welfare of persons or the health of animal life;

1.1.12.4.2.                                      interferes with normal enjoyment of life or property;

1.1.12.4.3.                                      causes damage to Facility life or to property;

1.1.12.4.4.                                      toxic substances; or

1.1.12.4.5.                                      substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority having jurisdiction over the City, the Tenant, or the Site;

1.1.13.               “Lease” means this Lease and the Schedules to this Lease;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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1.1.14.               “Operating Agreement” means that written agreement for the operation of the Facility between the City and the Tenant dated the                day of                , 2008;

1.1.15.               “Operating Year” means from the 1st day of January to the 31st day of December;

1.1.16.               “Operation of the Facility” means the process of converting waste to alcohols at the Facility using the Tenant’s equipment, labour, machinery and fixtures, all pursuant to and in accordance with the Operating Agreement;

1.1.17.               “Parties” means the parties to this Lease and “Party” means any one of them;

1.1.18.               “Person” means an individual, a partnership, a corporation, a trust, an unincorporated organisation, a government, or any department or agency thereof, and the heirs, executors, administrators or other legal representatives of any individual;

1.1.19.               “Plans” means the plans and specifications for the Facility as approved by the City and the Tenant pursuant to subsection 33.1.1;

1.1.20.               “Site” means all that portion of the City Land that is shown outlined in red on the plan attached as Schedule “A”, including, without limitation, all buildings, structures and improvements thereon, which attached plan may be amended upon the mutual written agreement of the General Manager and the Tenant’s Representative, acting reasonably;

1.1.21.               “Prime Rate” means at any time the prime rate of interest per annum which the Toronto Dominion Bank, or its successor, establishes at its main Canadian office as the interest rate per annum it shall charge at such time for demand loans in Canadian Dollars to its Canadian customers and which it refers to as its prime rate;

1.1.22.               “Property Taxes” means all taxes, levies, rates, charges, duties and assessments, including school taxes, local improvement charges and any rates, assessments or charges which now are, or may be levied, rated, charged or assessed against the Site or any portions thereof, or the Tenant’s interest therein, by any lawful taxing authority, whether municipal, federal, provincial, school or otherwise during the Term;

1.1.23.               “Rent” means the Basic Rent and the Additional Rent payable pursuant to this Lease;

1.1.24.               “Restoration Work” means all work required to remove from the Site all Hazardous Substances that have been brought onto the Site by the Tenant during the Term;

1.1.25.               “Sales Taxes” means a sales tax, social service tax, value added tax, goods and services tax or any other similar tax, charge, duty or rate, irrespective of the governmental authority that imposes the same, and irrespective of whether the same is created or modified after the Commencement Date;

1.1.26.               “Tenant” means                                                   ;

1.1.27.               “Tenant’s Representative” means the Tenant’s                                              ; and

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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1.1.28.               “Term” means a term commencing on the Commencement Date and ending on the date that is twenty-five (25) years from the date of Start-Up (as that term is defined in the Operating Agreement), or such other date as may be mutually agreed in writing by the General Manager and the Tenant’s Representative, together with any renewal terms as contemplated in section 4.2.

2.                                      SCHEDULES

2.1.                              The Schedules to this Lease are as follows:

Schedule “A” — Plan

3.                                      DEMISE

3.1.                              Subject to the terms and conditions of this Lease, the City hereby leases to the Tenant the Site during the Term, for the purposes permitted by this Lease.

4.                                      TERM AND RENEWAL

4.1.                              The Lease shall be for the Term.

4.2.                              Provided the Tenant is not Default under any of the provisions of this Lease, it shall have the right to renew this Lease on the same terms and conditions for two (2) further term(s) of ten (10) year(s) each. The right to renew shall not be included in the last of such renewal terms and there shall be no further right to renew beyond the expiry of the last renewal term. The time within which notice of interest in renewing shall be given by the Tenant shall be the six (6) month period immediately prior to the end of the then current Term.

5.                                      RENT, ADJUSTMENTS AND ADDRESS FOR PAYMENTS

5.1.                              Commencing on the Commencement Date and for each Operating Year of the Term, the Tenant shall pay to the City the annual Basic Rent. The annual Basic Rent shall be paid by the Tenant to the City in advance, at the Commencement Date for the initial Operating Year and thereafter within ninety (90) days from the end of an Operating Year. Failing payment to the City, outstanding Basic Rent shall bear interest at a rate equal to the Prime Rate plus three (3) percentage points from the due date for payment thereof until fully paid and satisfied.

5.2.                              The Tenant shall pay all sums owing or accruing to the City hereunder without deduction to the City at:

Asset Management and Public Works
3rd Floor, Century Place
9803 - 102A Avenue
Edmonton, Alberta T5J 3A3

or such other place as the City shall advise the Tenant in writing.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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6.                                      USE OF SITE

6.1.                              The Tenant shall only use the Site for the purpose of the construction of the Facility and the Operation of the Facility. If the Tenant wishes to use the Site or the Facility for any other purpose, it shall obtain the consent of the City to such change in use, which consent may be unreasonably or arbitrarily withheld.

6.2.                              At its expense the Tenant shall properly and safely remove all garbage and debris from the Site and shall not allow garbage or debris to accumulate on the Site. At the expiration or termination of the Term the Tenant shall leave the Site in a clean condition absolutely free of any garbage and debris.

7.                                      CONDITION OF SITE

7.1.                              The Tenant shall lease and take possession of the Site on the understanding and agreement that:

7.1.1.                     there are no agreements, conditions, warranties or representations relating to the Site, other than as stated in this Lease and in particular this Article 7; and

7.1.2.                     except as provided in this Article 7, the City does not warrant:

7.1.2.1.                                       the quality, condition or sufficiency of the Site for any use or purpose;

7.1.2.2.                                       the adequacy of any and all utility services either to or on the Site; or

7.1.2.3.                                       the absence or presence of Hazardous Substances in, on or under the Site.

7.2.                              The Site is taken by the Tenant on a strictly “as is, where is” basis and the Tenant shall lease and take possession of the Site at its own risk, with all faults and imperfections whatsoever, including without limitation, the presence of all Hazardous Substances if any, in, on or under the Site.

7.3.                              The Tenant shall satisfy itself as to the condition of the Site and the fitness for its intended use.

7.4.                              The Tenant shall assume all environmental liabilities relating to the Site which result from the operations of the Tenant on the Site or which result from any articles brought on or improvements (including the Facility) made to the Site. The Tenant shall safely and lawfully handle, store and thereafter remove from the Site or dispose of all Hazardous Substances.

7.5.                              The Tenant shall indemnify and save the City harmless from any claims, liabilities and damages arising out of any environmental contamination or pollution as a result of the presence of Hazardous Substances on or under the Site which have been brought upon the Site or which result from the operations of the Tenant on the Site.

7.6.                              The City shall take all reasonable steps necessary to ensure that Hazardous Substances do not migrate from those portions of the Centre not including the Site, to the Site. In the event that the City is required by order of the relevant lawful authority (for the purposes of this section 7.6, the “Order”), to carry out the remediation of Hazardous Substances at the Centre as a result of the migration of Hazardous Substances from those portions of the Centre not including the Site, to

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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the Site, then in such case, the City shall at its sole cost and expense, within thirty (30) days of receipt of the Order (or such other period as the Order may specify), commence and complete the remedial work in the manner and within the time required by the Order. The City shall indemnify and save the Tenant harmless from any claims, liabilities and damages arising out of any environmental contamination or pollution as a result of the migration of Hazardous Substances from those portions of the Centre not including the Site, to the Site.

8.                                      CONSTRUCTION OF THE FACILITY

8.1.                              Not later than             (            ) month(s) from the Commencement Date, or such other date as may be mutually agreed in writing by the General Manager and the Tenant’s Representative, the Tenant shall commence to construct the Facility. In constructing the Facility the Tenant shall comply with the Plans and Applicable Laws, including without limitation, the Alberta Building Code, health, fire and electrical regulations. The Tenant shall substantially complete the Facility in a good and workmanlike manner not later than             (            ) year(s) from the Commencement Date, or such other date as may be mutually agreed in writing by the General Manager and the Tenant’s Representative. For the purposes of this Lease, the term “commence to construct” shall mean commencement of all necessary excavations and site development preparations, the construction of all footings and foundations and the installation of all necessary underground services, and the term “substantially complete” shall mean the construction of all required interior and exterior finishing, the completion of all landscaping, all in accordance with the Plans and all as certified by the Tenant’s project architect. The Tenant shall provide the project architect’s certificate of completion to the City within thirty (30) days of the date that the Tenant shall substantially complete the Facility.

8.2.                              In the construction of, or in making any, improvements to the Site (including the Facility), the Tenant shall conform to all grading plans approved by the City.

8.3.                              After the foundations of the Facility have been installed, the Tenant shall provide the City with a plan of survey of the Site prepared by a qualified and registered Alberta Land Surveyor showing the Site properly staked together with the position of the Facility. The Tenant shall also provide an amended or new plan of survey prepared by a qualified and registered Alberta Land Surveyor following the construction or making of any improvements to the Site where any such improvements lie outside the foundations of the Facility. Each plan of survey shall mark and properly disclose all relevant distances and dimensions which are required to determine whether the relevant land use and building requirements have been complied with. Each plan of survey shall be provided to the City at the Tenant’s expense.

8.4.                              The Tenant shall pay promptly all accounts and expenses incurred for labour performed upon and materials incorporated into the Facility as such accounts and expenses fall due, subject only to the holdback provisions of the Builders’ Lien Act (Alberta). The Tenant shall also maintain all records, (including all invoices, completion certificates, affidavits and statutory declarations) with respect to construction costs incurred and paid and the lien fund maintained, or funds withheld, by the Tenant (or on its behalf) and provide true copies thereof to the City at its request.

8.5.                             Notwithstanding any other term or condition of this Lease, if the Tenant fails to commence to construct the Facility in the manner and time required by section 8.1 or fails to complete fifty

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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(50%) per cent of the construction of the Facility in the manner contemplated by section 8.1, within one (1) year of the Commencement Date, at the option of the City, all obligations of the City and all rights of the Tenant as created by this Lease shall terminate without any further legal proceedings being taken or other act being performed by the City or the Tenant. Notwithstanding a termination of this Lease pursuant to this section 8.6, the City shall not be precluded from exercising any other remedy, or maintaining any action to which the City may otherwise be entitled, with respect to the construction required to be completed by the Tenant herein. For the purposes of this section 8.6, the Facility shall be considered to have reached the fifty (50%) per cent completion stage at such time as all load bearing walls, floors and roofs for the Facility have been constructed.

8.6.                              The Tenant shall continue to be liable for the payment of all costs and expenses incurred or suffered by the City for the restoration of the Site (including costs or expenses incurred for the removal of any improvements, including the Facility), notwithstanding the termination of this Lease pursuant to section 8.6.

8.7.                              Upon termination of the Lease pursuant to this Article 8, the Tenant shall, at its sole expense, discharge from the title to the Site all liens, charges, encumbrances or instruments which the Tenant may have registered or have permitted, enabled or caused to be registered against the title to the Site. The Tenant hereby appoints the City as its attorney in fact, with all lawful authority to discharge all liens, charges, encumbrances or instruments, from any title to the Site.

9.                                      ALTERATIONS TO THE SITE

9.1.                              The Tenant shall make no structural alterations to the improvements (including, without limitation, the Facility) or increase the area of any improvements on the Site (including the Facility) without first obtaining the written consent of the General Manager. The General Manager shall not unreasonably withhold their consent but, as a condition of that consent, the General Manager may impose construction and completion deadlines and may demand performance bonds or other security from the Tenant. All alterations shall be made at the Tenant’s expense and shall be made to the satisfaction of the General Manager, acting reasonably.

9.2.                              The Tenant shall be responsible for the payment of all costs associated with improvements (including, without limitation, the Facility) or alterations to the Site.

10.                               REPAIR AND MAINTENANCE

10.1.                        At its expense, the Tenant shall during the Term, repair and maintain the Site and all improvements (including, without limitation, the Facility) thereon, excepting only reasonable wear and tear not due to the negligence or willful act or omission of the Tenant. The Tenant’s obligation to repair and maintain shall be in all respects to a standard at least substantially equal in quality of material and workmanship to the condition and state of the Site on the Commencement Date. The term “repair” shall include replacements. The term “maintain” shall include servicing, cleaning, painting, and decorating. The Tenant’s repair and maintenance obligations shall include but shall not be limited to the following:

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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10.1.1.               all foundations, structural elements, roofs, flooring, walls, ceilings, doors, window frames, railings, and outside wood and metal work and all other improvements (including the Facility) to the Site;

10.1.2.               all heating (including all boilers, furnaces, equipment and lines) air- conditioning, plumbing, electrical machinery, and equipment and all other machinery and equipment which by their nature require periodic repair and maintenance and are required to maintain the Operation of the Facility;

10.1.3.               plate or other glass in the windows or doors;

10.1.4.               all light fixtures and associated accessories; and

10.1.5.               all equipment and fixtures for the safe containment and disposal of all Hazardous Substances and all biological materials and agents.

10.2.                        At its expense, the Tenant shall keep all sidewalks, including adjacent public sidewalks, and parking areas clear of snow, ice, dirt, and debris and all lawn areas within the Site watered, mowed and trimmed and free of weeds, all as seasonal requirements dictate; and, keep thawed, all water and drain pipes, water closets, faucets, sinks, and associated accessories within the Site.

10.3.                        The Tenant shall at any reasonable time during the Term, on reasonable notice (except in emergencies threatening the immediate safety of the Site) to the Tenant and any occupant of the Site, permit the City to enter the Site for the purpose of ascertaining the state of repair of the Facility. Where an inspection reveals that repair is necessary to remedy any unsafe condition threatening loss of life, injury or loss of property for which the City might be responsible at law, or to maintain any structural integrity of the Facility or prevent or remedy any substantial abuse of the Site or the Facility in the nature of waste, the City may give the Tenant notice of the need for the repair and the Tenant shall or, in accordance with the notice and within the time stated in the notice, commence and complete or cause to be commenced and completed, the repair in a good and workmanlike manner. In Default of the repair being completed, the City may carry out the repair and all expenses incurred by the City thereby shall bear interest at the rate equal to the Prime Rate plus three (3) percentage points from the due date for payment thereof until the same is fully paid and satisfied and shall become due from the Tenant to the City as Rent payable pursuant to this Lease and shall be payable within thirty (30) days of invoice by the City. The City may, in the City’s discretion, waive the right to compel repair to maintain the structural integrity or to prevent or rectify any waste of the Facility if the Tenant has covenanted to remove or cause the removal of the Facility at the termination of this Lease.

11.                               NET LEASE

11.1.                        The Tenant acknowledges and agrees that, except as expressly stated in this Lease, it is intended that the leasing of the Site by the City to the Tenant as contemplated in this Lease, shall be completely carefree to the City and that this Lease shall be interpreted as a net lease for the City whereby the City shall not be responsible during the Term for any costs, charges, expenses or outlays of any nature whatsoever arising from or relating to the use, operation, maintenance, repair, management, or for any other matter or thing affecting the Site, whether foreseen or

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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unforeseen and whether or not within the contemplation of the City and the Tenant as at the Commencement Date.

12.                               NON-PERMITTED ENCUMBRANCES

12.1.                        The Tenant shall be responsible for the payment and discharge of any writs of enforcement, builders’ liens or other charges filed against the Site for which it, its agents, employees, suppliers and workmen are responsible and to which the City has not consented. By appropriate proceedings, the Tenant shall contest any such writs of enforcement, builders’ liens or other charges if the City so demands. Alternatively, the City may undertake such proceedings and may require the Tenant to provide either or both of them with a sufficient guarantee in the form of a cash deposit in an amount equivalent to the claim. Should the Tenant fail to pay or discharge any such writs of enforcement, builders’ liens or other charges and legal proceedings have been taken to successfully validate such writs of enforcement, builders’ liens or other charges, the City may pay and obtain a discharge of such writs of enforcement, builders’ liens or other charges and require that the Tenant immediately pay to the City all sums paid by the City in securing the discharge. The amounts expended by the City in obtaining the discharge shall bear interest at the rate equal to the Prime Rate plus three (3) percentage points from the due date for payment thereof until the same is fully paid and satisfied and shall become due from the Tenant to the City as Rent payable pursuant to this Lease and shall be payable within thirty (30) days of invoice by the City.

13.                               PRORATING OF PAYMENTS BY TENANT AND CITY

13.1.                        Where an amount is payable by the Tenant or by the City during an Operating Year and the amount is payable only in respect to a portion of such Operating Year, then in such case, the amount payable shall be prorated appropriately.

14.                               ASSIGNMENT AND SUBLETTING

14.1.                        The Tenant shall not assign, transfer, sublet, or part with possession of the Site or any part of the Site, without first obtaining the written consent of the City, which consent may be unreasonably or arbitrarily withheld and which consent may be subject to the satisfaction of conditions imposed by the City. Notwithstanding that the City’s consent has been given to any lease or other temporary parting with possession, the Tenant shall remain liable under the Lease to the City for the full payment of Rent payable pursuant to this Lease and for the observance of the other terms and conditions of this Lease. In applying to the City for consent the Tenant shall provide the City with written particulars of all details relating to the proposed transaction to enable the City to properly consider the application. All assignments, transfers, and leases shall be in a form which is acceptable to the City and shall contain a covenant by the assignee, transferee or sub-lessee, to observe and perform the terms and conditions of this Lease.

15.                               TAXES AND UTILITIES

15.1.                        The Tenant shall, during the Term, pay all water, power, telephone, sewer, or gas charges which may be charged in respect of the Site and all improvements (including, without limitation, the Facility) thereto.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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15.2.                        The Tenant shall, during the Term, pay all business taxes and permit and license fees in respect of any business or activity on the Site, or in respect of the possession, use or occupancy of the Site by the Tenant or any other person, whether those business taxes or permit and lease fees are charged by any municipal, federal, provincial, school, regional or other authority.

15.3.                        The Tenant shall, during the Term, pay all Property Taxes levied or charged with respect to the Site and all improvements (including the Facility) thereto or any portions thereof.

15.4.                        All Sales Taxes which may be charged, levied or assessed as a result of this Lease and the leasing of the Site, shall be the responsibility of the Tenant and the Tenant shall on written demand by the City pay to the City the Sales Taxes. Failing the payment to the City, the Sales Taxes shall be deemed to be monies owing and collectable in a like manner as the Rent payable pursuant to this Lease. The Tenant shall not be obligated to pay the Sales Taxes to the City if the Tenant shall have delivered to the City a statutory declaration in a form acceptable to the City, evidencing that the Tenant is a registrant pursuant to any such tax legislation and the City is not liable to remit the Sales Taxes to any taxing authority. If the Tenant is a registrant and has the obligation to remit the Sales Taxes directly to the relevant taxing authority, the Tenant shall indemnify and save the City harmless from any claims, liabilities or damages, which the City may incur in connection with obligations of the Tenant to pay Sales Taxes.

16.                               INDEMNIFICATION

16.1.                        Except for or in respect of events caused by the City’s (or those for whom it is at law responsible) actions including willful misconduct, or negligence, during the Term, the Tenant shall indemnify and save the City harmless from any and all liabilities, costs, damages, claims, suits, expenses or actions arising out of:

16.1.1.               any breach, violation or non-performance of any term or condition of this Lease which is to be observed and performed by the Tenant;

16.1.2.               any damage to any property (including the Site) whatsoever occasioned by the Tenant’s use and occupation of the Site (including the Facility);

16.1.3.               any injury to any persons or the death of any person occurring on the Site (including the Facility); and

16.1.4.               any injury to or death of any person or any damage to property with respect to the Site (including the Facility) and the operations of the Tenant on the Site (including the Facility) arising from the escape, discharge or release of any Hazardous Substances.

17.                               DAMAGE TO IMPROVEMENTS ON THE SITE

17.1.                        Except for or in respect of events caused by the City’s (or those for whom it is at law responsible) actions including willful misconduct, or negligence, during the Term, the City shall not be responsible for any injury to any person, or for any loss or damage to any property belonging to any person while any such person or property is on the Site.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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18.                               INSURANCE

18.1.                       The Tenant shall maintain in full force and effect the following insurance coverage:

18.1.1.              General liability insurance in an amount of not less than five million ($5,000,000.00) dollars per occurrence for personal injury or property damage (or both). This policy shall be endorsed to include coverage for the following:

18.1.1.1.                                   contractual liability (including this Lease);

18.1.1.2.                                   independent contractors (as applicable);

18.1.1.3.                                   products and completed operations (as applicable);

18.1.1.4.                                   broad form property damage;

18.1.1.5.                                   non-owned automobiles;

18.1.1.6.                                   employees as additional insureds;

18.1.1.7.                                   cross liability;

18.1.1.8.                                   all risks tenant’s legal liability - with policy limits equal to the full replacement value of the Facility; and

18.1.1.9.                                   (property insurance on an all risk basis for the full value of the Tenant’s materials, equipment and improvements (including the Facility), as applicable, including reasonable coverage for demolition of the Facility upon damage or destruction as contemplated in Article 19.

The policy shall contain a waiver by the insurer of any right of claim or recovery by way of subrogation or otherwise against the City, and their respective employees, agents and servants.

18.2.                        The insurance coverage required by section 18.1 shall be endorsed to provide the City with thirty (30) day’s prior written notice of cancellation or material change, and shall be in a form acceptable to the City.

18.3.                        Upon written request by the City, the Tenant shall provide additional insurance if this is deemed necessary by the City. If requested, a written explanation shall be provided to the Tenant for the additional insurance requirement.

18.4.                        The policy limits stated in section 18.1 (as may be amended pursuant to section 18.3) do not define or limit the Tenant’s liability to indemnify and save the City harmless in the event of bodily injury, death or property damage. The City makes no representation as to the adequacy of the limits or scope of insurance coverage.

18.5.                        The Tenant shall provide the City with certified copies of the insurance policies obtained by the Tenant in compliance with this Article 18.  Such policies shall be properly endorsed and in a form

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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acceptable to the City. Evidence of renewal of coverage, subject to the terms and conditions of this Lease, shall be provided to the City prior to expiry.

18.6.                        The Tenant acknowledges that a breach of any requirement under this Article 18, shall be considered a fundamental breach of this Lease, and the City may exercise any or all remedies available to it at law or pursuant to this Lease in the event of Default by the Tenant.

19.                               DESTRUCTION OR DAMAGE

19.1.                        In the event of damage to or destruction of all or a portion of the Facility and if, in the opinion of the Tenant, acting reasonably, it is feasible to do so, the Tenant shall immediately notify the City and diligently proceed at its own cost and expense to replace the damaged or destroyed Facility and other improvements or restore the Facility or the portion of the Facility which has been damaged or destroyed to substantially the same condition as prevailed immediately prior to the occurrence of such damage or destruction. In such event, the Tenant shall cause all insurance monies received by virtue of the insurance specified in Article 18 of this Lease to be immediately paid out in rebuilding the Facility and other improvements to the Site. If the rebuilding or restoration is not, in the opinion of the Tenant, acting reasonably, feasible or shall be frustrated, then in such case, such insurance monies shall be applied firstly, in payment of all arrears of the Rent payable pursuant to this Lease and other monies due to the City under this Lease and in reimbursement to the City for all costs incurred in the demolition and removal of the damaged or destroyed Facility and other improvements, and restoration of the Site as nearly as may be possible into the condition in which the Site stood as at the Commencement Date and the balance if any, may be retained by the Tenant.

19.2.                        If within six (6) months of the happening of any damage or destruction the Tenant does not give the City written notice of its intention to rebuild and restore the Facility or portion thereof which has been destroyed, demolished or rendered unusable in a manner and in accordance with a standard which shall meet the satisfaction of the City, acting reasonably, and further, if the Tenant does not actually fulfill its stated intention through to completion to the City’s satisfaction within such reasonable time thereafter as the City may allow, then the remaining portion of the Term shall at the City’s option, become forfeited and determined, and it shall be lawful for the City at any time thereafter to enter on the Site as of its former estate and in such event, the insurance monies received by virtue of the insurance specified in Article 18 of this Lease shall be applied firstly, in payment of all arrears of the Rent payable pursuant to this Lease and other monies due to the City under this Lease and in reimbursement to the City for all costs incurred in the restoration of the Site (including the Facility and other improvements) as nearly as may be possible into the condition in which it stood as at the Commencement Date and the balance, if any, shall be retained by the Tenant.

20.                               EVENTS OF DEFAULT AND REMEDIES

20.1.                        In the event of the happening of any one of the following events:

20.1.1.               the Tenant shall have failed to pay an installment of Rent or any other amount payable hereunder when due, and such failure shall be continuing for a period of more than ten (10) days after the date following notice that such installment or amount was overdue;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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20.1.2.               there shall be a Default of or with any condition, covenant, agreement or other obligation on the part of the Tenant to be kept, observed or performed hereunder (other than a condition, covenant, agreement or other obligation pay Rent, or any other amount of money) and such Default shall be continuing for a period of more than thirty (30) days after written notice by the City to the Tenant specifying the Default and requiring that it be cured, provided that if the Default is such that it cannot reasonably be cured within thirty (30) days, the Tenant is proceeding expeditiously to cure the Default;

20.1.3.               if any policy of insurance with respect to the Site or any part thereof from time to time effected by the City shall be cancelled or is about to be cancelled by the insurer by reason of the use or occupation of the Site by the Tenant or any one permitted by the Tenant to be upon the Site and the Tenant after receipt of notice in writing from the City shall have failed to take such immediate steps in respect of such use or occupation as shall enable the City to reinstate or avoid cancellation or replacement (as the case may be) of such policy of insurance;

20.1.4.               without the prior written consent of the City, the Site be used by any persons other than the Tenant or its permitted assigns or tenants or for any purpose other than that permitted herein;

20.1.5.               the Site shall be vacated or abandoned, or remain unoccupied without the prior written consent of the City for fifteen (15) consecutive days or more while capable of being occupied;

20.1.6.               the balance of the Term or any of the goods and chattels of the Tenant located on the Site shall at any time be seized in execution or attachment and such seizure remains outstanding for a period of more that sixty (60) days; or

20.1.7.               the Tenant shall make any assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any statute for bankrupt or insolvent debtors or, if a corporation, shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence; or a trustee, receiver or receiver-manager or agent or other like person shall be appointed of any of the assets of the Tenant.

20.2.                        Upon the happening of any event described in section 20.1, the City shall have the following rights and remedies all of which are cumulative and not alternative and not to the exclusion of any other or additional rights and remedies in law or equity available to the City by statute or otherwise:

20.2.1.               the right to remedy or attempt to remedy any Default of the Tenant, and in so doing to make all payments due or alleged to be due by the Tenant to third parties and to enter upon the Site to do any work or other things therein, and in such event all reasonable expenses of the City in remedying or attempting to remedy such Default together with interest thereon as provided herein shall be payable by the Tenant to the City on demand;

20.2.2.               with respect to unpaid overdue Rent, or any other amount payable hereunder including any interest (which amount and interest shall be deemed included herein in the term

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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“Rent”) the right to collect interest (or compound interest in the case of interest in arrears) thereon at the rate as herein specified;

20.2.3.               the right to terminate this Lease forthwith by leaving upon the Site or by affixing to an entrance door to the Facility, notice terminating the Lease and to immediately thereafter cease to furnish any services hereunder and enter onto the Site or any part thereof in the name of the whole and the same to have again, re-possess and enjoy as of its former estate, anything in this Lease contained to the contrary notwithstanding;

20.2.4.               the right to come onto the Site as agent of the Tenant and as such agent to re-let them and to receive the Rent therefor and as the agent of the Tenant to take possession of any chattels, fixtures or other property thereon and, upon giving ten (10) days’ written notice to the Tenant, to store the same at the expense and risk of the Tenant or to sell or otherwise dispose of the same at public or private sale without further notice and to apply the proceeds thereof and any Rent derived from re-letting the Site upon account of the Rent due and to become due under this Lease and the Tenant shall be liable to the City for the deficiency if any; and

20.2.5.               the right to sue for damages for breach of this Lease which rights shall not be extinguished upon any seizure or forfeiture of the Term or any distress levied upon the goods and property of the Tenant.

20.3.                        Upon the giving by the City of a notice in writing terminating this Lease under subsection 20.2.3 or as elsewhere provided herein, this Lease and the Term shall terminate and the Rent and any other payments for which the Tenant is liable under this Lease shall be computed, apportioned and paid in full to the date of such termination, and there shall immediately become due and payable forthwith in one lump sum as liquidated damages and not a penalty the aggregate of the Rent for a period of two (2) years, being the estimated time required for re-leasing the Site or, if less than two (2) years remains of the Term, the aggregate of the Rent for the unexpired portion of the Term. Upon termination of this Lease and the Term, the Tenant shall immediately deliver up possession of the Site to the City, and the City may forthwith re-enter and take possession of them.

20.4.                        The Tenant shall pay to the City on demand all costs and expenses, including legal fees (on a solicitor-and-his-own-client-basis) incurred by the City in enforcing any of the obligations of the Tenant under this Lease.

20.5.                        Termination of this Lease as outlined above shall terminate the Operating Agreement on the same date as this Lease is terminated.

21.                               EXPROPRIATION

21.1.                        Should some or all of the Site be expropriated by any public or quasi-public authority such that they cannot be enjoyed by the Tenant for the purposes contemplated herein, at the option of the City or the Tenant, this Lease shall terminate as of the date of such expropriation, and both the City and the Tenant shall thereupon be released from any further liability pursuant to this Lease.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Each Party shall be entitled to prove and recover their own damages from the expropriating authority.

22.                               QUIET ENJOYMENT

22.1.                        So long as the Tenant complies with and performs its obligations under this Lease, it may quietly enjoy the Site in accordance with the terms hereof without hindrance, interruption or molestation by the City or any other person claiming through or under the City except as provided herein.

23.                               SIGNS, NOTICES AND ADVERTISING

23.1.                        At any time within five (5) months of the expiration of the Term, the City may place upon the Site a notice or signs, of reasonable dimensions and reasonably placed so as not to interfere with the activities of the Tenant, stating that the Site are “for sale” or “to let”. The Tenant shall not remove or obscure such notice or permit the notice or signs to be removed or obscured.

23.2.                        The Tenant shall only place upon the Site such advertising, signs, and lettering as is first approved in writing by the General Manager, and shall not paint or decorate the outside of the Facility (or any other improvements to the Site) without the written consent of the General Manager, which consent shall not be unreasonably withheld but may be given subject to the satisfaction of conditions.

24.                               CAVEATS

24.1.                        The Tenant shall not cause any caveat or other encumbrance to be registered against the City’s title to the Site without the prior consent of the City, which consent may not be unreasonably or arbitrarily withheld. Notwithstanding the foregoing, the Tenant may register a caveat against the City’s title to the Site provided that such caveat does not attach thereto a copy of this Lease.

25.                               SURRENDER OF SITE

25.1.                        At the expiration of the Term, of upon termination of this Lease, the provisions of Section 18 of the Operating Agreement shall apply.

26.                               REMOVAL OF TRADE OR TENANT’S MACHINERY OR FIXTURES

26.1.                        Notwithstanding any term or condition in this Lease, the Tenant may, if not in Default hereunder, remove from the Site all items or articles in the nature of trade or Tenant’s machinery or fixtures, but shall in such removal do no damage to the Site or shall make good any damage which may be occasioned by such removal at the expiration of the Term in the manner contemplated by section 25.1.

27.                               RESTORATION WORK

27.1.                        On or before the expiry or earlier termination of the Term, the Tenant shall carry out the Restoration Work, all to the satisfaction of the General Manager. Should the Tenant fail to complete the Restoration Work, in the manner contemplated by this section 27.1, within one (1) year of the expiry or earlier termination of the Term, then in such case, at the option of the City,

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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the City may complete the Restoration Work and all expenses incurred by the City thereby shall bear interest at the rate equal to the Prime Rate plus three (3) percentage points from the due date for payment thereof until the same is fully paid and satisfied and shall become due from the Tenant to the City as Rent payable pursuant to this Lease and shall be payable within thirty (30) days of invoice by the City.

27.2.                        The Tenant shall continue to be liable for the payment of all costs and expenses incurred or suffered by the City for the carrying out of the Restoration Work notwithstanding the termination of this Lease.

27.3.                        On or before the expiry or earlier termination of the Term, the Tenant shall, at its sole expense, discharge from the title to the Site all liens, charges, encumbrances or instruments which the Tenant may have registered or have permitted, enabled or caused to be registered against the title to the Site. The Tenant hereby appoints the City as its attorney in fact, with all lawful authority to discharge all liens, charges, encumbrances or instruments, from any title to the Site.

28.                               OVERHOLDING BY THE TENANT

28.1.                        If the Tenant remains in possession of the Site after the expiration of the Term without any further written agreement and without objection by the City, the Tenant shall be deemed to be occupying the Site as a tenant of the City from month to month upon the terms and conditions as stated in this Lease, except for the payment of Rent which during such period shall be an amount equivalent to a fair market rent for similar lands, similarly improved (regardless of use) as determined by the City, acting reasonably.

29.                               INABILITY OF THE CITY OR THE TENANT TO PERFORM COVENANTS

29.1.                        Subject to section 29.2, whenever and to the extent that the City or the Tenant shall be unable to fulfil or shall be delayed or restricted in the fulfillment of any of their respective obligations hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfil such obligation, or by reason of any statute, law or order in council, or any regulation or order or direction of any administration, controller or board, or any governmental department or officer or other authority (and the resulting actions or inactions of any administration, controller or board, or any governmental department or officer or other authority) or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the City and the Tenant, as the case may be, shall be relieved from the fulfillment of such obligation during the period of such delay or restriction and the other of them shall not be entitled to compensation for any inconvenience, nuisance or discomfort. Provided that a lack of funds shall not be deemed sufficient reason for the failure by the City or the Tenant, as the case might be, to fulfill any of their respective obligations as contained in this Lease and the failure to obtain any permit or lease because of any disability or the failure to satisfy any condition or requirement, and the state or condition of the Site, including the presence of any Hazardous Substances (and the resulting actions or inactions of any administration, controller or board, or any governmental department or officer or other authority) shall not be an event of force majeure or afford any relief to the Tenant.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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29.2.                        Notwithstanding section 29.1, the maximum period of time by which any activity of the Tenant in constructing the Facility may be delayed is twelve (12) months.

29.3.                        The relief afforded any Party under section 29.1 shall not be available to a Party which fails to use reasonable means to remedy any situation of force majeure with all reasonable dispatch.

30.                               OPERATION OF FACILITY

30.1.                        Commencing on the Commencement Date and thereafter throughout the Term, the Tenant shall continuously, actively and diligently conduct the Operation of the Facility on the Site in accordance with the Operating Agreement. Without limiting the generality of the foregoing, in the conduct of the Tenant’s Operation of the Facility pursuant to this Lease, the Tenant shall, at its expense:

30.1.1.               be responsible for any actions in nuisance resulting from the Operation of the Facility and indemnify the City against any damage claims in that regard, including the cost of defending the action and the claims, whether or not they are successful;

30.1.2.               remove from the Site and properly dispose of all waste generated by the Operation of the Facility to facilities licensed to accept such waste;

30.1.3.               maintain complete and accurate records of all aspects of the Operation of the Facility, including activities and costs relating to:

30.1.3.1.                                   maintenance and replacement;

30.1.3.2.                                   operations;

30.1.3.3.                                   promotion, public education and community involvement;

30.1.3.4.                                   environmental compliance;

30.1.3.5.                                   recycling quality and compliance;

30.1.3.6.                                   all Facility retrofits and capital additions;

30.1.3.7.                                   staffing levels and changes;

30.1.3.8.                                   specific operating issues such as community concerns, nuisance complaints, worker health information, equipment failures, process failures and other related information;

30.1.3.9.                                   ensure that storm water runoff from the Operation of the Facility does not materially affect the water quality of any storm water management lake located on or adjacent to the Site;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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30.1.3.10.                             operate and conduct its business in an up-to-date and reputable manner with due diligence and maintain a full competent staff to properly operate the Facility;

30.1.3.11.                             not permit any activity in or on the Site which would in the reasonable opinion of the General Manager constitute or create an environmental or pollution problem with respect to the Site or the Centre or any part thereof; and

30.1.3.12.                             not permit any odours, gases, dust, smoke, fumes, vapours, steam, water, cinders, soot, vibrations, noises or other undesirable effects to emanate from the Site or any equipment, system, Facility or installation therein which, in the reasonable opinion of the General Manager are objectionable or cause any interference with the safety, comfort or convenience of the Centre or any part thereof by the City or any users or occupants thereof.

30.2.                        Notwithstanding any other term or condition contained in this Lease, the Tenant acknowledges and agrees that the City has entered into this Lease on the basis of the Tenant’s agreement to continuously, actively and diligently conduct the Operation of the Facility on the Site in the manner contemplated by this Lease, throughout the Term, and on the assurance given by the Tenant that the Tenant shall honour the spirit and intent of this Lease. The failure by the Tenant to operate the Facility in the manner required by this Lease, shall be considered a substantial breach of this Lease, and in such event, if the City shall have served notice in writing upon the Tenant specifying the Default in operation and requiring it to rectify the Default, and the Tenant has failed to rectify the Default within the time specified in this Lease, the City may in addition to any other remedy available to it for breach of the particular term or condition immediately terminate this Lease, and re-enter and take possession of the Site as of its former estate and the City shall have available to it all legal rights and remedies including injunction, whether or not provided for in this Lease, both at law and in equity.

30.3.                        In order to provide the City with the comfort and assurance that the Tenant is complying with the terms and conditions on its part contained herein, including that the Site shall be used for the purpose of the construction and the Operation of the Facility as contemplated herein, during reasonable business hours, the Tenant shall permit the City and its representatives and agents to have access to the Site (including the Facility and all other improvements thereon).

31.                               PATENTS AND TECHNOLOGY RIGHTS

31.1.                        The Tenant warrants that it either owns or has the right to use the technology housed in the Facility. The Tenant shall pay any royalties and patent license fees required to permit the Operation of the Facility in accordance with this Lease.

31.2.                        If the City or the Tenant is sued for an infringement or alleged infringement of any patent or inventions in connection with the Operation of the Facility, the Party sued shall inform the other Party immediately.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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31.3.                        The Tenant shall hold the City harmless from and against all claims, demands, losses, costs, damages, actions, suits or proceedings arising out of the Tenant’s Operation of the Facility which are attributable to an infringement or an alleged infringement of any patent or invention by the Tenant or anyone for whose acts the Tenant is liable.

32.                               COMPLIANCE WITH LAWS

32.1.                        The Tenant shall use, occupy and carry on all activities on the Site in compliance with all Applicable Laws and shall obey all orders, directions and requests made by municipal and other public authorities to carry out repairs or effect changes to the Facility in order that those improvements comply with that legislation,

32.2.                        Without limiting the generality of section 32.1, the Tenant shall at all times observe all of the provisions of the Labour Relations Code, Workers’ Compensation Act, Employment Standards Code, Environmental Protection and Enhancement Act and the Occupational Health and Safety Act (Alberta), as well as all rules and regulations pursuant thereto, applicable to the transaction contemplated in this Lease.

33.                               CONDITIONS PRECEDENT

33.1.                        If the Operating Agreement is terminated in accordance with Section 4 of te Opeation Agreement, then this Lease will be deemed to have terminated at the same time and under the same conditions as so outlined in the Operating Agreement.

34.                               ADDRESSES FOR NOTICES

34.1.                        Any notices under this Lease given to the City or the Tenant shall be in writing and shall be given by personal delivery, pre-paid registered mail, by written telegraphic or electronic communication. By giving to the other Party at least ten (10) days notice thereof, any Party may, at any time and from time to time change its address for delivery or communication for purposes of this section. The City’s address for notice is:

General Manager
Asset Management and Public Works
3rd Floor, Century Place
9803 - 102A Avenue
Edmonton, Alberta T5J 3A3

The Tenant’s address for notice is:

or to any other address as may be designated in writing by the City and the Tenant.

34.2.                        Any notice, if delivered, shall be deemed to have been validly and effectively given and received on the date of delivery. Any notice, if sent by telegraphic or electronic communication, shall be deemed to have been validly and effectively given and received on the date of transmission. Notice given by registered mail, if posted in Alberta, shall conclusively be deemed to have been received on the tenth (10th) business day following the date on which such notice is mailed. In the event of a postal strike, notice may only be given by personal delivery.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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35.                               DISPUTE RESOLUTION

35.1.                        Any dispute arising between the City and the Tenant as to the proper interpretation or effect of any of the terms or conditions of this Lease shall be resolved in accordance with the following procedure:

35.1.1.               The Party requesting that the matter in dispute be resolved in accordance with the provisions of this Article 38 (the “disputing Party”) shall notify the other Party (the “defending Party”) in writing of the details of the nature and extent of the dispute (the “arbitration notice”);

35.1.2.               Within seven (7) days of the receipt of the arbitration notice, the defending Party shall by written notice advise the disputing Party that it disputes all matters referred to in the arbitration notice except those for which the defending Party admits responsibility and proposes to take remedial action;

35.1.3.               The terms of reference for arbitration shall be those areas of dispute referred to in the arbitration notice with respect to which the defending Party has not admitted or proposes to take remedial action;

35.1.4.               The City and the Tenant shall within ten (10) days after the date of receipt by the disputing Party of the defending Party’s notice, appoint an arbitrator who shall be acceptable to both Parties (the “arbitrator”). In the event that the Parties shall fail to appoint the arbitrator, then either Party may, on written notice to the other, apply to the President of the Alberta Arbitration and Mediation Society to name the arbitrator;

35.1.5.               Not later than twenty (20) days after the appointment of the arbitrator, the arbitrator shall make a decision in writing, and shall give it to the Parties immediately;

35.1.6.               Unless the arbitrator orders otherwise, the City and the Tenant shall equally bear the costs of the arbitration;

35.1.7.               The decision of the arbitrator is final and binding on the Parties and there shall be no appeal of the decision to the courts; and

35.1.8.               Except as modified by this Lease, the provisions of the Arbitration Act (Alberta), shall apply.

36.                               GENERAL PROVISIONS

36.1.                        Time of the Essence

Time is to be considered of the essence of this Lease. Whenever in this Lease either the City or the Tenant is required to do something by a particular date, the time for the doing of the particular thing shall only be amended by written agreement of the City and the Tenant.

36.2.                        No Partnership or Joint Venture

No term or condition in this Lease shall be construed as in any way constituting a partnership or a joint venture by the City and the Tenant.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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36.3.                        No Agency

All contracts, whether of employment or otherwise, entered into by the Tenant with respect to this Lease shall be made by the Tenant on its own behalf and not as agent of the City and the City shall have no liability for such contracts.

36.4.                        Severability

Should any provision of this Lease be illegal or unenforceable for any reason whatsoever, it shall be considered separate and severable from the remaining provisions of this Lease, which shall remain in force and be binding as though such provision had not been included.

36.5.                        Governing Laws

This Lease shall be construed and governed by the laws of the Province of Alberta and the laws of Canada applicable therein.

36.6.                        Gender

All references shall be read with such changes in number and gender as may be appropriate according to whether the reference is to a male or female person, or a corporation.

36.7.                        Headings

The insertion of headings is for convenience of reference only and shall not be construed so as to affect the interpretation or construction of this Lease.

36.8.                        Legislative References

The reference to any legislation in this Lease shall be deemed to include all amendments thereto and all regulations thereunder and all statutes, including all amendments thereto and regulations thereunder, that may be substituted for that legislation.

36.9.                        Non-Waiver

The waiver by the City or the Tenant of the strict performance of any term or condition in this Lease shall not constitute a waiver of any other term or condition nor shall it be deemed a waiver of any subsequent breach of the same or of any other term or condition in this Lease.

36.10.                  Non-Statutory Waiver

The Tenant hereby acknowledges and agrees that the City, in entering into this Lease, is doing so in its capacity as an owner of real property and not in its capacity as a regulatory, statutory or approving body pursuant to any law of the Province of Alberta. Further the Tenant acknowledges that this Lease and anything herein contained shall not be deemed to constitute an approval or permit by the City of any approvals or permits as may be required pursuant to the Municipal Government Act (Alberta), and any other legislation in force in the Province of Alberta. The Tenant further agrees with the City that nothing in this Lease limits or restricts the City, City Council, its officers, servants or agents in the full exercise of any and all powers and duties vested in them in their respective capacities as a municipal government, as a municipal council and as officers, servants and agents of a municipal government.

36.11.                  Amendment or Modification

This Lease shall not be modified, varied or amended except by the written agreement of the City and the Tenant.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

21

36.12.                  Successors and Assigns

This Lease shall be binding upon the City and the Tenant and their respective successors, including successors in title, and assigns subject always to the provisions herein respecting assignments.

36.13.                  Joint and Several

If two (2) or more persons are liable to the City under the terms and conditions in this Lease, their obligations shall be both joint and several. The City shall not be obligated to exhaust its remedies against either person and may pursue one or both of them as and when the City may elect.

36.14.                  Interpretation

In this Lease:

36.14.1.         the word “shall” is to be read and interpreted as mandatory;

36.14.2.         the word “may” is to be read and interpreted as permissive; and

36.14.3.         the word “person” shall be read and interpreted as meaning an individual, a partnership, a corporation, a trust, an unincorporated organization, a government, or any department or agency thereof, and the heirs, executors, administrators or other legal representatives of any individual.

THE CITY AND THE TENANT HAVE EXECUTED THIS LEASE ON THE                       DAY OF                    , 20      .

Approved:	THE CITY OF EDMONTON As represented by the General Manager of the Asset Management and Public Works Department

As to form:	Per:
Law Branch	(City Seal)

As to content:
Head of Department

GREENFIELD ENERKEM BIOFUELS ALBERTA

Per:

Per:

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

22

Schedule “B” - Preliminary Facility Design and Operations Report

Residual Feedstock Preparation

The City of Edmonton will sort, shred and remove metal and inerts from municipal solid waste into a waste fluff material or refuse derived fuel (RDF). A general arrangement drawing is provided in Attachment A. The preparation of RDF will be done in the City of Edmonton’s Integrated Processing and Transfer Facility (IPTF). The RDF will be transported by mechanical conveyors from the IPTF to the RDF storage and Gasifier Feed System (see attached aerial photo in Attachment A showing the location of the IPTF).

Biofuels Facility

The general purpose of the Biofuels Facility is to convert 100,000 tonnes per year (t/y) of RDF (non-recyclable and non compostable portions of municipal waste and other organic negative-value feedstocks) into a synthetic gas (syngas). The syngas will be used to produce, via thermocatalysis, 35 million litres of methanol or ethanol or a combination of each.

Major Biofuels Unit Operations

The Biofuels Facility will consist of one gasification train and one alcohol catalytic synthesis train. Major unit operations include the following units. Proposed facility layout and process flow diagrams are included in Attachment A. A simplified block flow diagram is included as Figure 1.

(a)                                 Gasifier Feed System,

(b)                                Gasification,

(c)                                 Gas Conditioning (Syngas Treatment),

(d)                                Effluent Treatment,

(e)                                 Steam Generation,

(f)                                   Emergency Provision - Enclosed Flare and Fire-Fighting System

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Alcohol Production

Figure 1: Simplified Block Flow Diagram

[ * ]

A)                 Gasifier Feed System

RDF in the storage area will be [ * ] in the gasifier feeding system. [ * ] that will be removed in the gasifier solid residues (GSR) and char.

RDF will be injected at a continuous rate of [ * ] into the fluid bed section of the gasifier by screw feeders.

B)                 Gasification

The gasification reactor (bubbling fluidized bed) will use [ * ] as fluidized bed media. [ * ] mixtures will be used as the fluidization and partial oxidation agents. [ * ] will be added to the gasification reactor. The produced raw syngas is a mixture of [ * ]. The general gasification reaction is described below:

[ * ]

A fluidized bed gasifier essentially consists of a bed of inert material [ * ] with a specific size distribution. The bed of inert material is fluidized by the [ * ] that passes through a permeable distribution plate equipped with appropriate nozzles of proprietary design.

The inert bed is said to be fluidized when all of the particles become suspended in the [ * ] stream. [ * ] The fluidized zone is a high mixing and turbulent zone similar to a boiling liquid. Mass and heat transfer rates are high.

Once the fluidized bed has been preheated up to operational temperature using an external fuel (such as natural gas), and RDF fuel is introduced, the turbulent regime maintains excellent heat transfer conditions for the gasification reactions to proceed in a controlled environment. The inert fluidized bed material acts as a thermal mass to transfer heat to the RDF particles. In the freeboard zone above the fluidized bed, sufficient residence  time is provided for the gas phase reactions to reach completion. A proportion of the inert material present in the RDF, (i.e. glass or ceramics), accumulates in the fluidized bed, and is withdrawn continuously from the base of the gasifier. This inert material is called gasifier solid residues (GSR).

Small diameter particulate material (char) will be entrained with the syngas stream and will exit the gasifier reactor to be separated in the downstream gas cleaning processes.

Gasification Reactions

Oxygen and water and steam are essential reactants in the gasification process, and will be injected into the gasifier vessel at various levels.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Most of the oxygen will be introduced through the distributor grid located at the bottom of the gasifier to fluidize the [ * ] bed material. A portion of the oxygen is added at various heights in the gasifier in order to achieve the optimum temperature profile for the gasification and reforming reactions.

Water will be injected with nozzles located on the side of the gasifier at different heights in the gasifier to moderate the temperature and adjust the temperature profile in the reactor. Tars formed as intermediates in the gasification process, will be condensed from the syngas in the gas treatment operation to form an emulsion with water condensate from the syngas. This emulsion will contain approximately [ * ]% water and [ * ]% tar/solids. The tar/water emulsion will be re-injected into the gasifier as a source of [ * ] for the gasification process. The reinjection adds reaction time for the tar to be converted to simpler gaseous products.

The essential reactions in the gasification process are:

•                                          thermal decomposition of the organic material producing reactive intermediates, carbon (char) and primary gases — mainly CO2 and steam;

•                                          controlled cracking of the intermediates to yield low molecular weight volatile hydrocarbons, a fraction of the hydrocarbons will be converted to aldehydes and alcohols by partial oxidation;

•                                          steam reforming of the cracked intermediates will take place to yield low molecular weight hydrocarbons - mainly methane and ethylene, as well as H2, CO and CO2;

•                                          steam and carbon will react to yield H2 and CO; and

•                                          partial oxidation of intermediates and char occurs in the fluidized zone where the oxygen is introduced. These oxidation reactions generate the heat to sustain the gasifcation,

The gasifier temperature and pressure will be controlled to produce the desired composition of syngas. The intermediate compounds formed in the partial oxidation and cracking reactions, will be reformed and further cracked in the freeboard section of the reactor.

Some solids from the RDF will remain in the bed because their terminal velocities will be higher than the fluidisation velocities used. Such solids will mix with the [ * ]. To avoid changes in the hydrodynamics of the bed, a portion of the bed material will be withdrawn to maintain a constant pressure differential across the fluidized bed. An increase in pressure differential above a set point will activate the bed withdrawal system. The withdrawn solids (GSR) from the bed will be cooled by injection of water and oxygen/CO2 using dual fluid nozzles located at appropriate points in the discharge pipe, The water used in this operation will be blown down from the scrubbing loops so that no fresh water is needed for this operation. The GSR will be discharged at a sufficiently low temperature (<90°C) to ensure that the GSR can be safely stored. A screening system will then be used to recover [ * ] in the extracted bed material; the [ * ] will be returned to the gasifier reactor. The GSR will be discharged to a conveying system which will

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

transfer the GSR to a bulk storage silo. The GSR will be used for a beneficial use in the production of building or road materials or be landfilled at an approved landfill.

A process flow diagram (or block flow diagram) of the gasification process is shown in Drawing 0502-SPFD-SG-R05 which is included in Attachment A.

C) Gas Conditioning (Syngas Treatment)

Gas conditioning is a sequence of operations that allows the removal or conversion of contaminants present in the raw synthetic gas. It involves the removal of particulates via well-designed cyclones and scrubbers and the removal or conversion of unwanted gaseous species. Such operations ensure that the conditioned synthetic gas will have specifications similar to those of natural gas, except for its calorific value (Cv) , which will be lower due to the inherent composition of the syngas.

The syngas treatment section of the Plant will be comprised of cyclones for particulate material (i.e. the char” as per the syngas composition) removal, syngas cooling/heat recovery, and a two stage wet scrubbing process.

The char in the syngas leaving the gasifier will be removed in cyclones located immediately downstream of the gasifier. Two cyclones will be operated in parallel. The char collected at the bottom of the cyclones will be cooled by an indirect cooling system.

Fine particles not captured by the cyclones will be removed in first stage of the wet scrubbing system, and to a lesser extent in the second stage. The recirculating liquid on both scrubbing stages will pass through decanting vessels to remove accumulated solid and condensed tar.

The tar and solid will be decanted, re covered and prepared in the form of an aqueous emulsion that will be pumped/re-injected into the gasifier.

Char Removal

The char removed by the cyclones (approximately [ * ]) is comprised of inorganics coated with carbon. The amount of carbon associated with the particles will be dependant upon the gasification conditions and is related to the Cv of the syngas produced. The char will be withdrawn from the bottom of the cyclones via a lock hopper system and a char cooling leg. The char will be conveyed by a conveying system to a bulk storage silo. Sufficient on-site storage will be provided for approximately [ * ] production of char. The char will be used for beneficial use in the cement industry or landfilled at an approved landfill.

Heat Recovery Unit

The syngas exiting the cyclones will contain particulates and tar. The syngas will flow through a heat recovery unit where the syngas will be cooled to about [ * ]. At this temperature tar condensation will be avoided. The heat recovery unit will be designed to use thermal fluid as the heat transfer medium. The temperature of the thermal fluid loop will be controlled such condensation of tar cannot occur in the exchanger.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Wet Scrubbing System

The syngas will be at a temperature of [ * ] exiting the heat exchanger. The gas will than be adiabatically cooled in the first stage of the gas scrubbing process.

The first stage scrubbing system will incorporate a venturi followed by a demister. The pH of the recirculating liquid in gas scrubbing stage-1 will be maintained between a pH of [ * ] and [ * ]. [ * ]% NaOH aqueous solution)] will be used to adjust the pH. Heat exchangers using cooling fluid from the cooling unit circuit will maintain adequate temperature of the recirculating scrubbing water.

The hot circulating liquid from the bottom of the first stage scrubber will flow into a decanter. A tar-particle-water (TPW) separator will remove the [ * ] that will contain tar and char. The emulsion will be withdrawn and pumped back to the gasifier. Decanted liquid will be recirculated to the scrubber.

Syngas from the first stage scrubber will flow into the second stage scrubber, which will be operated at neutral pH and [ * ] will be used to maintain the pH. The second stage scrubber comprises a multistage absorbing column, which cools the gas and to remove [ * ] from the gas. [ * ] rich scrubbing liquids will flow into a tar-particle-water (TPW) separator where any solids and condensed organics are allowed to settle. The separated solids/organic phase will be re-injected into the gasifier.

The overflow of the [ * ] rich liquor from the second stage scrubber will be pumped to a stripping column where ammonia will be removed as a vapour product and re-injected to the gasifier for conversion to [ * ] Stripped liquor from the column will be cooled and sent to the wastewater treatment.

A process flow diagram (or block flow diagram) of the gas conditioning process is shown in Drawing 0502-SPFD-SG-R05.

D) Effluent Treatment

The overflow of the recirculating scrubbing water from loop number 2 (approximately 3.5 m3/h of water, derived from the moisture in the feed, plus the water produced during partial oxidation of the RDF) will be treated and sent to the EWMC biocell #4 and sent to the Gold Bar Waste Water Treatment Plant for further treatment.

The proposed effluent treatment system was developed by Enerkem and has been tested by Enerkem at its Sherbrooke residue gasification pilot plant since 2002. It consists of the following steps:

Acidification Treatment

A pH reduction of the scrubbing water (to a pH of [ * ]) allows the separation of the colloidal matter contained in the water (the tars and oils that are recuperated are re-introduced in the gasifier for a secondary conversion).

Oxidation

This step allows to efficiently oxidize the organic residuals dissolved in the wastewater. The latter is pH adjusted to a slightly [ * ] level. The organic residuals such as [ * ] and certain inorganic ions also present in the water can then be oxidized (for example [ * ]).

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

The oxidation lowers the dissolved carbon to desired levels. Such oxidation treatment can be complemented with a biological treatment (following pH adjustment and the addition of nutrients) to convert or destroy [ * ] so that residual [ * ] remain at levels below 1 ppm (or regulatory levels). Residual [ * ] levels in the effluent will regularly be monitored.

Alkalinisation

The pH is then increased to [ * ] in order to precipitate the metals contained in the water as [ * ] is produced and reinjected as described below..

Polishing

Activated carbon is used to remove the residual trace contaminants. During this step, a pH adjustment is also made before rejecting the treated purged water.

The [ * ] extracted from the physical-chemical system is mixed with the tars and oils as well as with the fines and carbon to form an emulsion that is sent to the gasifier for conversion of all organic matter into simple gases and to capture the inorganic matter as oxides or salts by the cyclones.

If, for whatever reason the sewer bylaw norms are not met, the water and/or the [ * ] (before being re-injected) will be placed in a labelled container and kept in a separate area of the plant before being transferred to a designated treatment facility for final appropriate disposal.

The effluent will respect the rejection norms for the City of Edmonton. The treated purged water will be tested every [ * ] for toxicity and for internal quality purposes, treated purged water will also be tested weekly at the plant. (refer to Monitoring section for more details).

E) Steam Generation

The boiler will use mainly combustible residual syngas and natural gas to generate steam for the process. The plant will be complete with boiler feed water treatment ([ * ]); city supplied water will be used as the make-up water to the generation plant to replace losses through boiler blowdown and evaporation. The boiler will be dosed with appropriate chemicals for the inhibition of scale formation and corrosion.

F)                   Emergency Provision — Enclosed Flare

It is anticipated that there will typically be shutdowns [ * ] times per year, whereby in the first year of operation, and during commissioning of the Plant it is likely that the number of shutdowns will be higher. Provision will be made to dispose of the syngas during each shutdown of the gasifier. In this situation, syngas will be diverted to an enclosed flare system (enclosed flare = gas incinerator) that will burn the gas at sufficient elevated temperatures and residence time to fully combust the syngas. The enclosed flare will be equipped with an auxiliary burner fired by natural gas.

In the case of a power failure, a stand-by diesel generator will ensure that the system depressurizes and that blanketing gas is sent to all the process equipment. In this case,

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the syngas will be directed to the enclosed flare and can be used for heat or power generation (refer to Heat/Power generation section).

In the case of an emergency (burst of a rupture disk), the gasifier feedstock and oxygen will be cut off and the syngas present in the process will be purged with blanketing gas and evacuated directly to the atmosphere (a period of approximately 3 minutes is required for the syngas to be purged).

G)                 Alcohol Production

In this step of the process, the cleaned syngas leaving the second scrubbing loop is preheated and further treated to remove traces of [ * ]-containing contaminants by passing it through guard beds before it undergoes catalytic steam reforming in order to further convert the hydrocarbon components present in the gas and obtain a desired H2/CO ratio. Steam is injected ahead of the reforming reactor and temperature levels are reached by injection of oxygen.

After, the heat from reforming is recovered when the gas is cooled, steam is condensed and the water is reused. The cold syngas is then compressed and sent to a CO2 removal process where the CO2 concentration in the exiting syngas is adjusted at less than [ * ]. At this point the syngas contains mainly H2 and CO, with the adjusted CO2 level and [ * ].

Methanol Production

The reformed syngas enters the catalytic synthesis reactors where a fraction of the CO and H2 are converted into methanol. The methanol is then condensed and separated from the unconverted residual gas. The general reaction in the production of methanol is described below:

[ * ]

[ * ]

Ethanol Production

[ * ]

Heat/Power Generation

The residual gas will be combusted in the enclosed flare and the heat recuperated by a boiler will generate steam at approximately [ * ]. If the residual gas is not sufficient to provide the required steam, natural gas will also be used. This leaves the option of producing the steam either with only residual gas, only natural gas or a combination of both. The flue gas generated in the enclosed flare will be emitted to the atmosphere via the enclosed flare stack. The concentration of pollutant in the flue gas will comply with the emission standards. The steam produced can either be used in the process or can be used to produce electricity in a condensing steam turbine. In this case, the exhaust steam from the turbine will be condensed at a pressure of [ * ] in an air cooled condenser unit and returned to the boiler to generate steam.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

The Plant will be complete with boiler feed water treatment; city water supply will be used as the make-up water to the generation plant to replace losses through boiler blowdown and evaporation. The boiler will be dosed with appropriate chemicals for the inhibition of scale formation and corrosion.

Air Separation Unit

Air Separation Unit will be installed and operated by a third party and will not therefore not be part of the Biofuels Facility.

Alternatively, oxygen may be purchased from an external supplier (i.e. pipeline) instead of installing the air separation unit. In this case, carbon dioxide produced during methanol production can be used as blanketing gas instead of nitrogen.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Attachment A

RDF General Arrangement Drawing

Aerial of IPTF and Biofuels Facility Sites

Plot Plan of Biofuels Site

Simplified Process Flow Diagram of Gasification Train

Simplified Process Flow Diagram of Methanol Production

Simplified Process Flow Diagram of Ethanol Production

[ * ]

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Final — 2009 04 30

Schedule C

ACCEPTABLE FEEDSTOCK SPECIFICATIONS

1.0                                               FUNCTIONAL INTENT

The City operates a composting facility and a materials recovery facility which divert approximately 60% of the municipal solid waste (MSW) from landfill. The remaining materials after recycling and composting are called MSW residuals (which mainly consist of plastics, papers, wood, textiles, metals and inerts).  These residuals materials have value from an energy standpoint as they have a higher heating value, but require further processing (shredding and metals/inerts removal) to turn the waste into a more uniform feedstock, called refused derived fuel (RDF).

The RDF feedstock for the Biofuels Facility will be produced at the City’s Integrated Processing and Transfer Facility located in close proximity to the Biofuels Facility.

1.1                               FEEDSTOCK DELIVERY AND SPECIFICATION

RDF Feedstock that is produced at the RDF Facility (in the Integrated Processing and Transfer Facility) will be conveyed up to the tip floor of the Biofuels Facility (based on a 5 day Monday to Friday operation schedule).

The RDF Feedstock will be delivered in an undensified or fluff form and will meet the specifications provided in Table 1. Since waste is variable in nature, the table shows the [ * ] values of the anticipated Feedstock for [ * ]. The parameters in Table 1 are key parameters for design and operation of the gasification system and determine energy releases for the gasifier, feed and ash handling systems to and from the gasifier and syngas contaminants requiring cleanup after gasification.

Other biomass-rich feedstocks, such as demolition wood, forest residues, dewatered biosolids, agricultural waste, industrial commercial waste or auto-shredder residue may also be delivered to the Biofuels Facility. This material will be mixed in with the RDF and conveyed up to the Biofuels Facility or it will be delivered directly by trucks and tipped into the Gasification tip floor.

RDF Feedstock leaving the RDF Facility will be tested on a weekly basis to ensure that the RDF parameters are within the specified limits shown in Table 1. Sampling and analysis protocols are provided in Section 1.3.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Table 1:  Specifications For Acceptable Feedstock

Parameter	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]

RDF Feedstock is a processed composite solid waste feedstock of combustible waste materials (including wood waste, plastics, textiles, rubber, etc) that will be [ * ] in size and includes trace inert waste materials that are in the RDF Feedstock and will be [ * ] in size.

EGAB and the City will work together to find the optimum particle size required for operation of the RDF Facility and the Biofuels Facility. if EGAB requires a smaller RDF particle feedstock than the [ * ] RDF specified, then the City shall ascertain what additional processing costs and/or equipment design changes are necessary to go to this smaller particle size. The principles that the parties agree to follow are that the City will support such cost increases that are incremental in relation to the design of the RDF Facility and that the EGAB will support such cost increases that are material.

Once the parties have agreed on how such cost increase(s) will be financed between them, the City will implement the agreed solution in the design and operation of the RDF Facility.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.2                               Elemental Analysis

The following summarizes the elemental limits for Acceptable Feedstock on which the Biofuels Facility has been designed to.

Contaminants	Target Design Limits & Measured Units	Measured Contaminants Concentration
[ * ]	[ * ]	To be completed
[ * ]	[ * ]	To be completed
[ * ]	[ * ]	To be completed
[ * ]	[ * ]	To be completed
[ * ]	[ * ]	To be completed
[ * ]	[ * ]	To be completed
[ * ]	[ * ]	To be completed
[ * ]	[ * ]	To be completed
[ * ]	[ * ]	To be completed
[ * ]	[ * ]	To be completed
[ * ]	[ * ]	To be completed
[ * ]	[ * ]	To be completed
[ * ]	[ * ]	To be completed

The parties acknowledge that the Target Design Limits mentioned in the table above are those that were taken into account by EGAB to set the design of the Biofuels Facility and that these have a direct impact on EGAB’s capacity to operate the Biofuels Facility within the limits of the permits and licenses that are granted to it. The Target Design Limits are, for the most part, related to meeting air and wastewater emission limits for the Biofuels Facility, although they may also impact other aspects of the Biofuels Facility’s operations.

Provided that (i) the typical concentrations of the above contaminants in the Feedstock to be provided by the the City to EGAB under the Agreement have not yet been completely ascertained; and (ii) concentrations of certain contaminants above the Target Design points may — or may not — result in cost increases regarding the construction and/or operations of the Biofuels Facility, the parties agree to deploy the following process in that respect:

1.       The parties will jointly design and implement a protocol for the sampling and analysis of the Feedstock in order to measure the typical contaminants concentrations (the “Contaminants Measurement Protocol”) within 3 months from the Effective Date of signing the Operation Agreement;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.       Once the parties will have completed the performance of the Contaminants Measurement Protocol, the parties will update the table above by adding the Measured Contaminants Concentrations;

3.       For such contaminant(s) where the Measured Contaminants Concentration is above the Target Design Limit, EGAB will design a potential solution, together with a cost estimate for its implementation in the Biofuels Facility.

4.       The parties will then discuss how each cost increase, if any, will be borne among them, taking into account (i) the order of magnitude by which a Measured Contaminants Concentration is above the Target Design Limit; and (ii) the aggregate amount of the design cost increases caused by multiple cases of Measured Contaminants Concentration over Target Design Limits. The principles that the parties agree to follow are that EGAB will support such cost increases that are incremental in relation to the initial design of the Biofuels Facility and that the COE will support such cost increases that are material.

5.       Once the parties have agreed on how such cost increase(s) will be financed between them, EGAB will implement the agreed solution in the design and construction of the Biofuels Facility and the table above will be updated to reflect the new Design Target Limit in relation to such specific contaminant(s) addressed by such solution.

1.3                               RDF SAMPLING AND ANALYSIS PROTOCALS

To be completed within 3 months from the Effective Date of signing the Operation Agreement.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Schedule “D” — Coordination between Biofuels Facility
and Edmonton Waste Management Centre

The purpose of this Schedule is to document some aspects of the initial operation of the Biofuels Facility and the integrated processing and transfer facility (IPTF).

The provisions of this Schedule are subject to change with operating experience.

1.                                      Hours of operation (City and EGAB);

1.1.                           Integrated Processing and Transfer Facility; 8h00 thru 17h00 weekdays

1.2.                             Biofuels Facility;                                                                                                                                                                                                                                                                                                  Operations 24 hrs/day — 7 days/week

2.                                      Communications

2.1.                             Coordination activities

a)                                      Bi-Weekly meetings to coordinate City with EGAB needs

•                                          RDF inventory management (Target Weekly Amounts from the IPTF and biofuels facility tip floor capacity)

•                                          Other residual feedstocks management as needed

•                                          Delivery and blending of various feedstocks as needed

b)                                     Interface coordination & optimization

i)                                         With EWMC site

•                                          Utilities; electrical, water supply, storm water and domestic waste water

•                                          Truck traffic

•                                          Safety regulations and reporting

•                                          Environmental performance testing and reporting

•                                          Management of Waste Materials

•                  To IPTF or other EWMC sites

•                  Waste water to lagoons

ii)                                      Oxygen Producer

•                                          Oxygen, nitrogen and argon production

•                                          Truck Iogistics

iii)                                   Grey’s Paper

•                                          Residual syngas

•                                          Waste heat

•                                          GSR and/or Char

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

iv)                                  Strathcona County

•                                          Residual syngas

•                                          Waste heat

c)                                      Planned shut-downs for maintenance

d)                                     Site and facility maintenance (snow removal, landscaping, etc)

2.2.                              Emergency Conditions (At Biofuels Facility and overall EWMC site)

•                                          EGAB plant manager or delegate (i.e. operation technician on duty)

•                                          EWMC — site management

3.                                      — Site Access and Site Rules

3.1.                              EGAB to use existing EWMC rules and regulations

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

Schedule E

[ * ]

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Schedule “F” — Site Development Standards

The Site Specific Development Control Provisions of DC-395 and DC-459 provide the overall development requirements for the Biofuels facility.

The City is in process of getting a new DC provision which would replace the two existing ones, which will revise some of the requirements pertaining to setbacks, however the existing DC-395 and DC-459 should be used by EGAB at this time (as attached).

EGAB will also ensure that the Biofuels Facility will follow the overall EWMC site landscaping masterplan and that building structures follow a similar design to existing facilities onsite.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(DC2) Site Specific Development Control Provision
Part IV Edmonton Zoning Bylaw

Section DC2.395

Bylaw 11138
December 18, 1995

DC2.395.1                                     General Purpose

To establish a Site Specific Development Control District to accommodate the development of an integrated waste management facility and its constituent elements as defined and regulated by the Environmental Protection and Enhancement Act and the Public Health Act by the application of regulations intended to mitigate the adverse impacts associated with the development of a waste management centre in a river valley location and on surrounding land uses.

DC2.395.2.                                  Area of Application

This District shall apply to a 62.7 hectare (155 acre) site located southeast of the intersection of 137 Avenue N.E. and Meridian Street, as shown on the attached Schedule and being legally described as Part of the Northwest Quarter of Section 21, Township 53, Range 23, West of the 4th Meridian, Clover Bar industrial.

DC2.395.3.                                  Uses

a.                                      Co-composting Facility

This facility will process non-hazardous municipal solid waste (MSW) and municipal sewage sludge (MSS) into pathogen free compost and inert residuals.

b.                                     Dry Waste Disposal

This activity will include receiving, placement and capping of inert construction and demolition debris.

c.                                      Landfill Leachate Treatment Plant

This facility will treat leachate produced at the Clover Bar Landfill to achieve an effluent discharge quality that complies with the criteria of the City Sewers Use Bylaw.

d.                                     Materials Recovery Facility

This facility will process mixed recyclables collected from the municipal wet/dry system and from community recycling depots in order to ready these materials for marketing.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

e.                                      Roadway Asphalt and Concrete Rubble Recycling

This activity will include the receiving, stockpiling, crushing of clay, soil, asphalt and concrete for reuse in roadway construction.

f.                                        Waste Digestion Facility

This facility will utilize a liquid digestion system to process animal wastes, food and table wastes into useable end products such as soil conditioner or fertilizer.

g.                                     Ancillary Uses to Waste Management Operations

These uses may include such facilities and activities as weigh scales, screening for construction and storage areas, office and administration areas, general industrial uses, and other such uses which in the opinion of the Development Officer are accessory to the other uses listed in this District.

DC2.395.4.                                  Development Criteria

a.                       The individual components of the integrated waste management facility shall be sited in separate development cells and generally located in accordance with the facility site plan attached as Schedule A to this District and shall be developed generally in accordance with the provisions of the Clover Bar Waste Management Centre Environmental Impact Assessment.

b.                      The maximum building height shall be 21 metres. Where in the opinion of the Development Officer, it is unreasonable for a building to comply with this provision because of characteristics fundamental to the design and operation of a use, he may relax the requirements of this Clause.

c.                       A landscaped yard a minimum of 15 m in width shall be provided adjacent to the south, west and north property lines with the exception of those breaks in the yard required to permit access to and from the site via Meridian Street and 137 Avenue N.F. Landscaping within this yard shall include a mix of deciduous and coniferous trees with a minimum of five (5) trees for each 50m of lineal yard. Trees required to be installed shall be a minimum calliper of 7 cm for deciduous plants and a minimum height of 3 metres for coniferous plants. Existing trees within this yard shall be retained where possible and may be used to meet the requirements of the planting module to the satisfaction of the Development Officer. A berm a minimum of 2.5 metres in height shall be centred within this yard.

d.                      A development setback a minimum of 30 metres in width shall be provided adjacent to the south, west and north property line. A development setback a minimum of 10 metres in width shall be provided adjacent to the east property line.

e.                       A continuous 1.85 metre high security fence shall be provided around the perimeter of the site.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

f.                         The entrances to offices and the grounds surrounding administration areas shall be landscaped in accordance with Section 69 of the Land Use Bylaw and to the satisfaction of the Development Officer.

g.                      A separation space a minimum of 10 metres in width shall be provided between the development cells identified on Schedule A. This separation space shall contain naturalized landscaping based upon native plant species.

h.                      The separation distance between composting facilities and any water features shall conform to the Guidelines for the Production and Use of Compost in Alberta.

i.                          The wetland identified on Schedule A shall be retained and enhanced for the purposes of creating a naturalized wetland environment containing, and capable of sustaining, native plant and wildlife communities. Floating nesting sites shall be installed in the wetland to encourage waterfowl nesting and loafing. The wetland shall also make provision for public access on a supervised basis. A development setback a minimum of 10 metres in width shall be provided from the wetland normal water line. This setback may be increased at the discretion of the Development Officer for the purposes of ensuring an adequate separation distance between the wetland high water line and the adjoining uses. The Development Officer shall consider the need for, and may require, a security fence to be provided at the perimeter of the setback to protect the integrity of the wetland area. The slopes between the wetland high water line to a point one metre below the surface of the normal water line of the wetland shall be contoured to a 1:5 gradient. The slopes below a point one metre below the surface of the normal water line for the wetland shall be contoured to a 1:3 gradient.

j.                          Slope Class 6 to 7 lands as identified in the Clover Bar Waste Management Environmental Impact Assessment shall be grassed and treed to minimize erosion. Slope Class 8 lands shall be contoured to minimize erosion and address safety concerns. Undeveloped areas and/or areas of orthic black chernozem soils on the above noted slope classes shall remain vegetated or shall be vegetated to minimize erosion.

k.                       All topsoil and subsoil from berms and other areas disturbed during construction shall be salvaged for use in landscaping, reclamation of green spaces or enhancement of perimeter berms or the final reclamation of the site. Soil supplements produced on-site may be used to enhance the quality of existing soils.

l.                          An overall conceptual landscaping plan prepared by a registered landscape architect in accordance with the provisions of this District shall be submitted to, and approved by, the Development Officer prior to the issuance of the first development permit for the first facility on the site.

m.                    A detailed landscaping plan prepared by a registered landscape architect for each component facility shall be submitted to, and approved by,

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the Development Officer prior to the issuance of a development permit for that facility.

n.                      The planting scheme for the required yards as specified in the overall conceptual landscaping plan shall be implemented as a condition of development permit approval for the first facility on the site. The naturalization of the separation spaces between development cells shall be implemented as a condition of development permit approval for the first facility developed adjacent to that particular separation space. The enhancement and contouring of the wetland area shall be implemented as a condition of development permit approval for the first facility developed adjacent to the wetland; this does not include the Leachate Treatment Plant.

o.                      An overall site reclamation plan shall be submitted to, and approved by, the Development Officer and affected Provincial Agencies prior to decommissioning of the site.

p.                      An overall stormwater management concept for the Clover Bar Waste Management Centre site will be prepared to the satisfaction of the Drainage Branch and Alberta Environmental Protection prior to the issuance of a Development Permit for the first facility.

q.                      A detailed on-site stormwater management assessment for each facility meeting City of Edmonton Servicing Standards must be submitted to the Drainage Branch and approved prior to issuance of Development Permit for each facility. The assessment shall meet the quantity and quality control requirements specified in the Sewers and Sewers Use Bylaws and the regulations of the Alberta Environmental Protection and Enhancement Act. The assessment shall address the potential for the contamination of surface runoff and local groundwater vis-right-of-way operational aspects of each facility and the local geological conditions. The assessment shall, if necessary, specify the measures required to ensure that surface runoff will meet discharge water quality standards before being released into a receiving water body at a controlled rate to prevent erosion and that contamination of local groundwater is prevented. Any measures identified as being required shall be implemented as a condition of Development Permit approval.

r.                         A program of local groundwater quality monitoring shall be maintained as required by Alberta Environmental Protection and the Capital Health Authority throughout the life of the development. The Development Officer shall require as a condition of Development Permit approval that the applicant provide written confirmation to the Development Officer from Alberta Environmental Protection and/or the Capital Health Authority that:

i.          a groundwater quality monitoring program for the facility is required and has been approved; or

ii.       a groundwater quality monitoring program for the facility is not required.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

s.                       All development shall comply with the Performance Standards for Industrial Development and the IM District under Section 73 of the Land Use Bylaw, with regard to emission of air and water contaminants, noise, fire and explosion hazards, and appearance.

t.                         All buildings handling malodorous material shall include air systems to treat air prior to its being vented to the atmosphere. Activities which create dust, such as rubble recycling, shall employ dust suppression measures.

u.                      No parking, loading, storage, trash collection, outdoor service or display area shall be permitted within the required yard.

v.                      Signs shall be allowed in this District in accordance with Schedule 79H of the Land Use Bylaw.

w.                    Development in this District shall be evaluated with respect to compliance with the general development regulations of Sections 50 to 79 inclusive of the Land Use Bylaw.

x.                        The Development Officer may grant relaxations to Sections 50 to 79 inclusive of the Land Use Bylaw and the provisions of this District if, in his opinion, such a variance would be in keeping with the general purpose of this District and would not prejudice the future reclamation of the overall site or negatively impact the amenities, and use and enjoyment of the neighbouring properties.

DC2.395 Map

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE "A"

137 AVENUE
Landscaped
Berm
Berm
TRANSPORTATION/UTILITY CORRIDOR
Berm
Landscaped
Materials Recovery Facility (MRF)
Dry Waste Expansion
Active Cell
Wetlands
Construction Dry Waste Disposal
Co-Composting Site
Dry Waste Expansion
MERIDIAN ST. (1 ST.)
Waste Digestion
Leachate Treatment
Future Waste Processing/ Dry Disposal
Roadway Concrete and Asphalt Recycling
Landscaped
Berm

SITE DEVELOPMENT CONCEPT

PLANNING AND DEVELOPMENT

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DC2) Site Specific Development Control Provision
Part IV Edmonton Zoning Bylaw

Section DC2.459

Bylaw 11697
April 6, 1998

DC2.459.1.                                  General Purpose

To establish a Site Specific Development Control District to accommodate the development of a receiving and administration area for the Clover Bar Waste Management Centre and to include site development regulations which are compatible with the requirements of the Land Use District applied to the Clover Bar Waste Management Centre and its North Saskatchewan river valley location.

DC2.459.2.                                  Area of Application

This District shall apply to a 12.3 hectare (30.4 acre) site located east of Meridian (1st) Street and north of 130 Avenue N.E. being legally described as a portion of the Southwest Quarter of Section 21, Township 53, Range 23, west of the 4th Meridian, Clover Bar Area, as shown on Schedule “A” of this Bylaw, .

DC2.459.3.                                  Uses

a.                                      Minor Impact Utility Services

b.                                     Recycled Materials Drop-off Centre

DC2.459.4.                                  Development Criteria

a.                       Development on the site will be located substantially in accordance with the facility concept plan attached as Figure 1 to this District.

b.                      No development is to occur within the southern tip of the site as shown on the facility concept plan attached as Figure 1 to this District.

c.                       The maximum building height shall be 10 metres. Where in the opinion of the Development Officer, it is unreasonable for a building to comply with this provision because of characteristics fundamental to the design and operation of a use, he may relax the requirements of this clause.

d.                      A landscaped yard a minimum of 15 metres in width shall be provided adjacent to the west, south, south-east and east property lines with the exception of those breaks in the yard required to permit access to and from the site via Meridian (1st) Street or 9th Street N.E. and for that portion of the site shown on the facility concept plan attached as Figure 1 to this District. Landscaping within this yard shall include a mix of deciduous and coniferous trees with a minimum of five (5) trees for each 50 metres of lineal yard. Trees required to be installed shall be a minimum calliper of 7 centimetres for

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

deciduous plants and a minimum height of 3 metres for coniferous plants, Existing trees within this yard shall be retained where possible and may be used to meet the requirements of the planting module to the satisfaction of the Development Officer. A berm a minimum of 2.5 metres in height shall be centred within this yard.

e.                       A building setback a minimum of 20 metres in width shall be provided adjacent to the west, south, south-east, and east property lines.

f.                         Upon ultimate development, a continuous 1,85 metre high security fence shall be provided adjacent to the west, south, south-east and east property lines in accordance with the facility concept plan attached as Figure 1 to this District. This security fence shall connect directly with the fence required for the abutting lands to the north. Continuous interim 1.85 metre high security fencing shall be provided on the site in accordance with the facility concept plan attached as Figure 1 to this District.

g.                      The entrances to offices and the grounds surrounding the administration and control areas shall be landscaped in accordance with Section 69 of the Land Use Bylaw to the satisfaction of the Development Officer.

h.                      All topsoil and subsoil from areas disturbed during construction shall be salvaged for use in landscaping, reclamation of green spaces, enhancement of perimeter berms, or the final reclamation of the site. Soil supplements produced on-site may be used to enhance the quality of existing soils.

i.                          An overall conceptual landscaping plan prepared by a registered landscape architect in accordance with the provisions of this District shall be submitted to, and approved by, the Development Officer prior to the issuance of the first development permit for the first facility on the site.

j.                          The planting scheme for the required yards as specified in the overall conceptual landscaping plan shall be implemented as a condition of development permit approval for the first facility on the site.

k.                       Disturbed slope lands on this site shall be contoured and/or vegetated to minimize erosion as required.

l.                          An overall site reclamation plan shall be submitted to, and approved by, the Development Officer and the affected Provincial Agencies prior to the decommissioning of the site.

m.                    An overall storm water management concept for the site will be submitted to, and approved by, the Drainage Branch prior to issuance of a Development Permit for the first facility.

n.                      All development shall comply with the Performance Standards for Industrial Development and the IM District under Section 73 of the Land Use

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Bylaw, with regard to emission of air and water contaminants, noise, fire and explosion hazards, and appearance.

o.                      No parking, loading, storage, trash collection, outdoor service or display area shall be permitted within the required yard.

p.                      Signs shall be allowed in this District in accordance with Schedule 79I of the Land Use Bylaw.

q.                      Development in this District shall be evaluated with respect to compliance with the general development regulations of Sections 50 to 79 inclusive of the Land Use Bylaw.

r.                         The Development Officer may grant relaxations to Section 50 to 79 inclusive of the Land Use Bylaw and the provisions of this District if, in his opinion, such a variance would be keeping with the general purpose of this District and would not prejudice the future reclamation of the overall site or negatively impact the amenities, use and enjoyment of the neighbouring properties.

DC2.459 Map

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Schedule “G” — Utilities and Services

The attached drawing shows the utility line locations at the Edmonton Waste Management Centre.

The contact people for the various utilities are:

•                                          EPCOR Power: Kevin Sorenson (780) 412-3105

•                                          Telus: Carrie Burke (780) 493-4041

•                                          Atco Gas: Douglas Stauffer (780) 420-3 841

•                                          EPCOR Water: Alida Cameron (780) 412-3211

The Sewers Use Bylaw (#9675) is attached. Schedule B in the Bylaw provides contaminant concentrations for wastewater and Schedule C provides allowable contaminant concentrations for storm water and watercourses.

The City is working on an upgraded water supply sufficient to meet NFPA firefighting requirements to the Site or an on-site reservoir and pump system.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

FINAL – 2009 04 30

OFFICE OF THE CITY CLERK

SEWERS USE BYLAW

BYLAW NO. 9675

(CONSOLIDATED ON DECEMBER 10, 2008)

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CITY OF EDMONTON

BYLAW 9675

SEWERS USE BYLAW

“Whereas, pursuant to sections 7 and 8 of the Municipal Government Act, Chapter M-26.1, Council may pass bylaws for municipal purposes respecting public utilities and the enforcement of bylaws made under this or any other enactment, and to regulate or prohibit and provide for a system of licenses, permits or approvals.

Edmonton City Council enacts:”

(S.2, Bylaw No. 12429, August 28, 2001)

PART I - PURPOSE, DEFINITIONS AND INTERPRETATION

PURPOSE	1	The purpose of this Bylaw is to regulate the release of matter to the City of Edmonton’s sewerage system and watercourses and to levy sewer service charges for services provided.

DEFINITIONS	2	In this bylaw, unless the context otherwise requires:

		(a)	“adverse effect” means impairment or damage to

			(i)	the sewerage system or the wastewater treatment facility;

			(ii)	human health or safety;

			(iii)	City property; or

			(iv)	the environment;

		(b)	“application” means a request in an application form prescribed by the City Manager, or in letter format if an application form is not available

			(i)	for a permit or an approval;

			(ii)	to amend, add or delete a term or condition of a permit or an approval;

			(iii)	to change the activity that is the subject of a permit or an approval; and

			(iv)	to renew a permit or an approval;

		(b.1)	“average monthly winter consumption” means that average metered water consumption at a premise during the

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six month period from October 1 to March 31;

(S.2, Bylaw 13310, March 25, 2003)

(c)                                  “Best Available Demonstrated Technology” (BADT) means treatment technology that is considered demonstrated based on usage in similar type applications and that is environmentally desirable based on its minimization of emissions through the application of best available technology in combination with good operating practices, where costs are not overriding considerations, and includes internal processing, operating, and water use practices that maximize or enhance treatment technology performance;

(d)                                 “Best Management Practices” (BMP) means an integrated plan to control and reduce the release of restricted and prohibited waste into the sewerage system to a practicable extent, through methods including physical controls, pretreatment processes, operational procedures and staff training;

(e)                                  “biochemical oxygen demand” (B.O.D) means the quantity of oxygen required for the biochemical degradation of organic material and the oxygen used to oxidize inorganic material such as sulphides and ferrous iron during a 5 day, 20 degree Celsius incubation period and may measure the oxygen used to oxidize reduced forms of nitrogen, as determined by using a standard procedure;

(S.2(a), Bylaw 14335, June 19, 2007)

(f)                                    “biological waste” means waste from a hospital, medical clinic, health care facility, mortuary or biological research laboratory which contains or may contain:

(i)                                     pathogenic agents that cannot be effectively mitigated by wastewater treatment; and

(ii)                                  experimental biological matter that may be hazardous to human health or detrimental to the environment;

(g)                                 “biosolids” means a primarily organic solid in water, produced by wastewater treatment processes, that can be beneficially recycled;

(h)                                 “building” means any structure used or intended for supporting or sheltering any use or occupancy;

(i)                                     “building drain” means the horizontal piping, including any

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

vertical offset that conducts wastewater, clear-water waste or storm water to a building sewer;

(j)                                     “building sewer” means a pipe that is connected to a building drain one (1) meter outside a wall of a building and that leads to a public sewer or private wastewater disposal system;

(k)                                  “Bylaw” includes this Bylaw and all regulations made by the administration pursuant to the authority of this Bylaw;

(l)                                     “carrier” means a person accepting for transportation or transporting clear-water waste, storm water, wastewater or hazardous wastes for storage, treatment or disposal;

(m)                               “catch basin” means a receptacle for receiving storm water and retaining sediment from an exterior area or surface;

(n)                                 “chemical oxygen demand” (COD) means a measure of the oxygen equivalent of the organic content of a sample that is susceptible to oxidation by a strong chemical oxidant, as determined by using a standard procedure;

(S.2(b), Bylaw 14335, June 19, 2007)

(o)                                 “City” means the City of Edmonton;

(p)                                 “City Manager” means the Chief Administrative Officer of the City or his delegate;

(q)                                 “Class of Industry” means a group of industrial, commercial or institutional establishments primarily engaged in the same or similar kind of economic activity as defined by a three or four digit Standard Industrial Classification (SIC) code as published by Statistics Canada, and amended from time to time;

(r)                                    “clear-water waste” means any water, including potable water from a public distribution system, to which no matter has been added;

(s)                                  “colour” means the true colour unit of water from which turbidity has been removed, as determined by using a standard procedure;

(S.2(c), Bylaw 14335, June 19, 2007)

(t)                                    “combined sewer” means a City owned sewer for the collection and transmission of clear-water waste, wastewater and storm water;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(u)                                 “commercial” means those activities that are principally for either the sale of goods or the provision of services, or both;

(v)                                 “compliance program” means a plan approved by the City Manager to permit a person who releases storm water or wastewater to contravene provisions of this Bylaw during the period of time required for the design, construction, installation or implementation of premises, equipment or processes necessary to bring the release into compliance with the provisions of this Bylaw;

(w)                               “composite sample” means a sample obtained by mixing three or more discrete samples, or representative portions thereof, that have been collected over -a period of time, depth or at different sampling points;

(x)                                   “contaminated site” means a site where a soil or groundwater contaminant exceeding applicable regulations has been identified;

(y)                                 “Council” means the municipal council of the City of Edmonton;

(z)                                   “domestic wastewater” means wastewater released from non-institutional, non-commercial and non-industrial premises as a result of normal human living processes;

(aa)                            “environment” means the components of the earth and includes:

(i)                                     air, land and water;

(ii)                                  all organic and inorganic matter and living organisms; and

(iii)                               the interacting natural systems that include components referred to in (I) and (ii);

(bb)                          “fixture” means a receptacle, appliance, apparatus, floor drain or other device that releases wastewater or clear- water waste;

(cc)                            “flammable liquid” means a substance that is a liquid, a mixture of liquids or a liquid containing solids in solution or suspension that has a flash point not greater than 61 degrees Celsius, as determined by using a standard procedure;

(S.2(d), Bylaw 14335, June 19, 2007)

(dd)                          “flow monitoring point” means an access point to the

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

building drain, building sewer, private drainage system or sewer service for the purpose of:

(i)                                     measuring the rate or volume of wastewater, storm water, clear-water waste and subsurface water being released from the premises; and

(ii)                                  collecting representative samples of the wastewater, storm water, clear-water waste and subsurface water being released from the premises;

(ee)                            “fuelling station area” means the area at a commercial, institutional or industrial facility used for fuelling of vehicles or equipment that includes the fuelling pad dispensing units and associated structure;

(S.2(e), Bylaw 14335, June 19, 2007)

(ee.1)                   “fuelling pad” means the paved surface area surrounding the fuel dispenser(s) to a distance of at least two (2) metres in every direction beyond the furthest reach of each pump hose, arm or other transfer device;

(S.2(m), Bylaw 14335, June 19, 2007)

(ff)                                “grab sample” means a sample collected at a particular time and place;

(gg)                          “hauled wastewater” means wastewater transported by truck to another point for disposal;

(hh)                          “hazardous substance” means:

(i)                                     any substance or mixture of substances, other than a pesticide, that exhibits characteristics of flammability, corrosivity, reactivity or toxicity; and

(ii)                                  any substance that is designed as a hazardous substance within the regulations of the Environmental Protection and Enhancement Act and the Waste Control Regulation (AR129/93) of the Province of Alberta, and any successor to this Act or regulations;

(ii)                                  “hazardous waste” means any hazardous substance disposed of or to be disposed of as waste, as set out in the regulations of the Environmental Protection and Enhancement Act and the Waste Control Regulations (AR129/93) of the Province of Alberta, and any successor to this Act or regulations;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(jj)                                  “hydrocarbons” mean those solvent extractable materials included in oil and grease that is not absorbed by silica gel, as determined by using a standard procedure;

(S.2(f), Bylaw 14335, June 19, 2007)

(kk)                            “high potential contaminant release area” means an outdoors area where activities occur, which may have a high potential for the release of wastewater, or storm water that is in violation of the requirements of this Bylaw, and includes loading dock areas, trash compactor areas, auto wrecker storage yards, fuelling station areas, outdoors wash areas, material transfer areas, and other areas designated by the City Manager;

(S.2(g), Bylaw 14335, June 19, 2007)

(ll)                                  “industrial” means those activities that are principally for the processing of materials or the manufacturing, assembling, servicing, repairing, storing or transporting of materials, goods or equipment;

(mm)                      “industrial wastewater” means wastewater released from institutional, commercial or industrial premises;

(nn)                          “Inspector” means a person authorized by the City Manager to enforce the provisions of this Bylaw who is a City of Edmonton Bylaw Enforcement Officer as defined in the Bylaw Enforcement Officer Bylaw 8081, or subsequent amendments or succeeding bylaws;

(oo)                          “institutional” means those activities that are principally for the provision of community, educational, religious, cultural or recreational services;

(pp)                          “interceptor” means a receptacle designed and installed to remove specific substances from wastewater or storm water under a predefined range of operational parameters, including, but not limited to, flow rate and specific gravity;

(qq)                          “land drainage” means the systems that convey and manage storm water;

(rr)                                “land drainage utility” means the user funded business operations responsible for the operations, maintenance, upgrading, expansion and environmental impacts of the publicly owned land drainage systems;

(ss)                            “land drainage utility charge” means the monthly utility

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

charge to users of the publicly owned land drainage systems that are determined in relation to property area, intensity of development and land zoning;

(tt)                                “Letter of Authorization” means a signed letter from a wastewater generator, submitted to the City Manager, authorizing a hauled wastewater carrier to remove and transport domestic wastewater from a premises during a defined time period, and certifying the quality of the wastewater, in lieu of a generator’s signature on the manifest, for each load removed from the premises;

(uu)                          “loading dock area” means the outdoors loading dock of a building used for loading and unloading trucks, trailers and rail cars, and the area within one(1) metre in front of the loading dock;

(vv)                          “manifest” means the document accompanying a load of hauled wastewater that identifies:

(i)                                     its generator,

(ii)                                  date and time of loading,

(iii)                               its quantity and composition,

(iv)                              the transporting company,

(v)                                 date and time of release of the load, and

(vi)                              the persons consigning, hauling and authorizing the release of the load;

(ww)                      “matter” means any solid, liquid or gas;

(xx)                              “material transfer area” means the outdoors area at a commercial, institutional or industrial facility where the bulk transfer of gasses, liquids or solids takes place, and the surrounding area within two (2) metres;

(yy)                          “oil and grease” means any solvent extractable material of animal, vegetable or mineral origin, as determined by using a standard procedure;

(S.2(h), Bylaw 14335, June 19, 2007)

(zz)                              “overstrength surcharge” means the rate per cubic metre of water consumed and charged to a user who releases wastewater to the sewer that exceeds one or more constituent

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

concentrations set out in Column A of Schedule “D”;

(aaa)                      “outdoors wash area” means an outdoors area where commercial, institutional or industrial vehicles or equipment are washed or cleaned, and the surrounding area within two (2) metres;

(bbb)                   “owner” means any person who is registered under the Land Titles Act as the owner of land, or any other person who is in lawful possession thereof or who is in lawful possession or occupancy of any buildings situated thereon;

(ccc)                      “Permit to Release” means a permit issued by the City that allows an owner of a premise to release wastewater, storm water, subsurface water or clear-water waste;

(ddd)                   “person” means any individual, partnership, or corporation and heirs, executors, administrators or legal representative of a person;

(eee)                      “person responsible” means:

(i)                                     the owner of the matter;

(ii)                                  every person who has or has had charge, management or control of the matter, including the manufacture, sale, handling, use, storage, disposal, transportation, display or method of application of the matter;

(iii)                               any successor, assignee, executor, administrator, receiver, receiver-manager or trustee of a person referred to in (i) or (ii); or

(iv)                              a person who acts as the principal or agent of a person referred to in (i), (ii) or (iii);

(fff)                            “phenols” means the hydroxy derivatives of benzene and its condensed nuclei, as determined by using a standard procedure;

(S.2(i), Bylaw 14335, June 19, 2007)

(ggg)                   “premise” means any land or building or both, or any part thereof;

(hhh)                   “pretreatment facility” means one or more treatment devices designed to remove sufficient matter from wastewater or storm water to allow compliance with effluent limits established in this Bylaw;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(iii)                             “private drainage system” means a privately owned assembly of pipes, fittings, fixtures, traps and appurtenances, including the building sewer and building drain, that is used to convey wastewater, clear-water waste, storm water or foundation drainage to a sewer service or a private wastewater disposal system;

(jjj)                             “private wastewater disposal system” means a privately owned system for the treatment and disposal of wastewater, and may include septic tank with an absorption field or other approved means of disposal;

(kkk) “Professional Engineer” means an engineer or licensee registered and in good standing with the Association of Professional Engineer, Geologists and Geophysicists of Alberta;

(lll) “Prohibited Waste” means matter set out in Schedule “A”;

(mmm) “public sewer” means a sewer which is owned by the City;

(nnn) “radioactive materials” means prescribed substances as defined in the Atomic Energy Control Act and Regulations (R.S., 1985, c.A-16) as amended from time to time;

(ooo)                 “release” means to directly or indirectly conduct matter to the sewerage system, wastewater treatment facility or watercourse by spilling, discharging, disposing of, abandoning, depositing, leaking, seeping, pouring, draining, emptying, or by any other means;

(ppp) “remediation site” means a site where a soil or groundwater contaminant has been identified and the contaminant has been, is being, or is planned to be removed by remedial activity;

(qqq) “Restricted Waste” means matter set out in:

(i) Schedule “B”, when applicable to the sanitary sewerage system or the combined sewerage system; or

(ii) Schedule “C”, when applicable to the storm sewerage system or a watercourse;

(rrr) “sanitary sewer” means a City owned sewer for the collection and transmission of wastewater;

(sss) “settleable solids” means the material settling out of suspension within a defined period, and may include floating

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

material, as determined by using a standard procedure; (S,2(j), Bylaw 14335, June 19, 2007)

(ttt) “sewage” means wastewater;

(uuu) “sewer service” means the City owned pipe that connects the public sewer to a private drainage system;

(vvv)                 “sewerage system” means all City owned facilities for collection, storage, transportation and pumping of storm water, clear-water wastes or wastewater, or any part thereof, and includes swales, ditches, channels and storm water management facilities;

(www) “sharps” means hypodermic needles, hypodermic syringes, blades, broken glass, and any devices, instruments or other objects which have acute rigid corners, edges or protuberances;

(xxx) “sludge” means wastewater containing more than 0.5% total solids;

(yyy) “snow storage site” means a parcel of land designated and operated by the City used to store snow that is removed from city roadways and private property;

(zzz) “small quantity release” means a volume, determined by the City Manager, below which the prohibited or restricted substance limits may be exempted;

(aaaa)              “soil contaminant” means any matter identified in City Bylaws or in Provincial or Federal Acts, Regulations or guidelines as a contaminant or pollutant that is present in sufficient concentration in soil or subsurface water to cause it to be classified as a contaminant or pollutant;

(bbbb)          “Standard Methods” means the latest edition of Standard Methods for the Examination of Water and Wastewater prepared and published jointly by the American Public Health Association, American Water Works Association and the Water Pollution Control Federation, as amended from time to time;

(cccc) “standard procedure” means any: (i) procedure set out in Standard Methods; (ii) procedure set out in Methods Manual for Chemical

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Analyses of Water and Wastes, published by the Alberta Environmental Centre, as amended from time to time; or (iii) procedure authorized in writing by the City Manager

(dddd) “storm sewer” means a City owned sewer for the collection and transmission of storm water, subsurface water and clear water wastes;

(eeee) “storm water” means surface run off water which is the result of natural precipitation

(ffff)                      “storm water management facility” means an impoundment and appurtenant structures, connections and controls for containment, detention or retention of storm water and its delayed release at a controlled rate to a receiving sewerage system or watercourse;

(gggg) “subsurface water” means water at a depth of not more than 15 metres beneath the surface of the ground and includes foundation drainage;

(hhhh) “suspended solids” means the portion of total solids retained by a filter, as determined by using a standard procedure; (S.2(k), Bylaw 14335, June 19, 2007)

(iiii) “total kjedahl nitrogen” (TKN) means organically bound nitrogen plus ammonia nitrogen, as determined by using a standard procedure;

(jjjj)                          “total solids” means the material residue left in the vessel after evaporation of the sample and its subsequent drying in an oven at a defined temperature, as determined by using a standard procedure;

(S,2(1), Bylaw 14335, June 19, 2007)

(kkkk) “trash compactor area” means the outdoors area within two (2) metres of any mechanical device used to compact refuse prior to disposal;

(llll)                          “user” means any person, including a trustee, manager or any other person, either individually or jointly with others, owning or occupying any premises and includes any agent, worker, servant or employee of such person;

(mmmm) “wastewater” means the composite of water and water-

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

carried wastes from residential, commercial, industrial or institutional premises or any other source;

(nnnn)                    “wastewater treatment facility” means any structure or thing used for the physical, chemical, biological or radiological treatment of wastewater, and includes sludge treatment, biosolids storage and disposal facilities;

(oooo) “watercourse” means:

(i)                                   the bed and shore of a river, stream, lake, creek, lagoon, swamp, marsh or other natural body of water, or

(ii)                                a canal, ditch, reservoir, storm water management facility or other man-made surface feature,

whether it contains or conveys water continuously or intermittently.

RULES FOR INTERPRETATION	3	The marginal notes and headings in this Bylaw are for reference purposes only.

(S.2, Bylaw 13233, December 19, 2002)

PART II- RELEASES TO THE SANITARY SEWERAGE SYSTEM AND TO THE
COMBINED SEWERAGE SYSTEM

RELEASES TO SANITARY SEWER	4	(1) Except as permitted in this section no person shall release or permit the release of any matter into a sanitary sewer.

NO HAZARDOUS WASTE		(2) No person shall release or permit the release of any matter containing a hazardous waste into a sanitary sewer.

PERMITTED RELEASES		(3) Subject to Section 4(4), the following may be released into a sanitary sewer:

		(a) wastewater that does not contain:

		(i) a hazardous waste,

		(ii) a Prohibited Waste; or

		(iii) a Restricted Waste.

		(b) storm water from roof drainage and subsurface water

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

from existing homes and developments that where connected to a sanitary sewer prior to December 13, 1988; and

(c) storm water:

(i) from a high potential contaminant release area that is:

(A) covered by a permanent structure; or

(B) uncovered, but only if the area is 250 square metres or less, and

(C) where drainage from other outdoors areas does not drain into the high potential contaminant release area;

(ii) from a snow storage site; or

(iii) directed to the sanitary sewer by Alberta Environment.

• PERMITTED WITH PRIOR PERMISSION	(4) The following may be released into a sanitary sewer only with the prior permission of the City Manager:

(a) wastewater, storm water or subsurface water from a remediation site;

(b) storm water and subsurface water from homes and developments where exceptional conditions exist;

(c) a small quantity release of wastewater containing a Prohibited Waste or a Restricted Waste, only if it is determined to have a minimal adverse effect on the sewerage system;

(d) wastewater from a swimming pool, tank, pond, vessel, reservoir or other containment device or structure, such device or structure having a volume of 100 cubic metres or more;

(e)                                non-residential wastewater containing a Restricted Waste where Best Available Demonstrated Technology (BADT) for a class of industry cannot meet the concentration levels described in Schedule B, provided the concentration levels achievable through the use of the BADT are not exceeded; and

(f) non-residential wastewater containing a Restricted

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Waste provided:

(i) such releases are permitted on a site specific basis only; and

(ii) a site-specific Best Management Practices (BMP) plan has been developed, implemented, and is being maintained.

NO DILUTION		(5) No person shall dilute wastewater in order to enable its release in compliance with this section.

COMBINED SEWER	5	(1) Except as permitted in this section no person shall release or permit the release of any matter into a combined sewer.

NO HAZARDOUS WASTES		(2) No person shall release or permit the release of any matter containing a hazardous waste into a combined sewer.

PERMITTED RELEASES		(3) Subject to section 5(4), the following may be released into a combined sewer:

(a) wastewater that does not contain:

(i) a hazardous waste;

(ii) a Prohibited Waste; or

(iii) a Restricted Waste;

(b) storm water other than:

(i) from a high potential contaminant release area; or

(ii) from roof drainage and foundation drainage systems originating on single family and duplex premises;

(c) clear water waste other than from a high potential contaminant release area;

(d) storm water from roof drainage and subsurface water from existing homes and developments where subsurface drainage was connected to a combined sewer prior to December 13, 1988; and

(e) storm water from a high potential contaminant release area, treated so that it does not contain:

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(i) a hazardous waste,

(ii) a Prohibited Waste, or

(iii) a Restricted Waste;

PERMITTED WITH PRIOR PERMISSION	(4) The following may be released into a combined sewer only with the prior permission of the City Manager:

(a) wastewater, storm water or subsurface water from a remediation site;

(b) storm water and subsurface water from homes and developments where exceptional conditions exist;

(c) a small quantity release of wastewater containing a Prohibited Waste or a Restricted Waste only if it is determined to have a minimal adverse effect on the sewerage system;

(d) wastewater from a swimming pool, tank, pond, vessel, reservoir or other containment device or structure, such device or structure having a volume of 100 cubic metres or more;

(e)                                non-residential wastewater containing a Restricted Waste where BADT for a class of industry cannot meet the concentration levels described in Schedule B, provided the concentration levels achievable through the use of the BADT are not exceeded; and

(f) non-residential wastewater containing a Restricted Waste provided:

(i) such releases are permitted on a site specific basis only, and

(ii) a site-specific BMP plan has been developed, implemented, and is being maintained.

NO DILUTION	(5) No person shall dilute wastewater in order to enable its release in compliance with this section.

WASTEWATER CONCENTRATIONS BASED ON SANITARY WASTEWATER

(6)                                In a combined sewer area wastewater concentrations are based on the concentrations of a substance in the sanitary wastewater and the wastewater associated with the institutional/commercial/industrial processes not including storm water, clear water waste of subsurface water.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(S.3, Bylaw 14335, June 19, 2007)

HAULED WASTEWATER NON-DOMESTIC WASTEWATER	6	(1) No person shall:

(a) haul storm water, clear-water waste or wastewater to or from premises within the City, except for City owned vehicles, without:

(i) a current Waste/Garbage Collector’s License issued by the City for each vehicle used; and

(ii) a validation sticker displayed on the windshield or side window of the vehicle;

(b) discharge or permit the discharge of hauled wastewater:

(i) at a located other than a hauled wastewater discharge location approved by the City Manager in Schedule G;

(ii) at an approved hauled wastewater discharge location, which is automated, without the use of a valid gate access card issued for the vehicle accessing that location;

(iii) without a manifest, in a form approved by the City Manager, completely filled out and signed by the carrier;

(iv) without depositing a completed manifest in the manifest drop box at the approved hauled wastewater discharge location at the time of discharge;

(v) without the use of a discharge hose placed securely in the discharge portal at the approved location;

(vi) containing matter other than that permitted under Section 4. (S.4(a), Bylaw 14335, June 19, 2007) Subsections 1(c) to 1(h) inclusive are repealed.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(S.4(b), Bylaw 14335, June 19, 2007)

DOMESTIC WASTEWATER	(2) Hauled wastewater from a domestic source that no:

(a) Prohibited Wastes other than that listed in Schedule “A”, Part 3(v) ;

(b) Restricted Wastes other than that listed in Schedule “B”. Part 1(a);

(c) industrial, commercial or institutional wastewater;

(d) hazardous waste; will be exempt from (1)(b)(vi) and from the limits set out in Schedule “B” Part 1(a). (S.4(c), Bylaw 14335, June 19, 2007)

NO DILUTION	(3) No person shall dilute hauled wastewater so as to avoid the requirements of this Bylaw.

NOTICE OF REJECTION

(4)                                  Where the discharge of hauled wastewater has been prohibited or stopped in accordance with Section 22(a), the City will retain the manifest and issue a warning notice.

(S.4(d), Bylaw 14335, June 19, 2007)

(5) Repealed (S.4(e), Bylaw 14335, June 19, 2007)

RETURNING REJECTED WASTEWATER - REQUIREMENT FOR WRITTEN REPORT

(6)                                  When hauled wastewater has been discharged in contravention of (1)(b)(vi), or where the discharge has been prohibited or stopped in accordance with Section 22, the carrier shall, within seven (7) days of notification by the City, submit to the City Manager a written report containing the following information:

(a) the name, address, phone number and contact name of the generator;

(b) the address of the premises from which the hauled wastewater originated;

(c) the name and location of the fixture or equipment from which the hauled wastewater was removed;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

		(d) the composition and quantity of the hauled wastewater;

		(e) the location and method of disposal of the hauled wastewater, if the discharge was prohibited or stopped in accordance with Section 22. (S.4(f), Bylaw 14335, June 19, 2007)

RELEASE REPORTING - BY PERSON RESPONSIBLE	7	(1) Any person who releases or permits the release of any matter prohibited in Sections 4, or 5 shall, immediately after becoming aware of the release, notify: (S.5, Bylaw 14335, June 19, 2007)

		(a) the City Manager by calling the Drainage Trouble telephone number and providing the information specified in (2) to the Drainage Trouble staff;

		(b) the owner of the premises, where the person reporting is not the owner and knows, or is readily able to ascertain the identity of the owner; and

		(c) any other person whom the person reporting knows or ought to know may be directly effected by the release.

INFORMATION TO BE SUPPLIED		(2) The City Manager shall be supplied with the following information:

		(a) name of the person causing or permitting the release;

		(b) location of the release, including address and name of site if applicable;

		(c) name of the person reporting the release;

		(d) date and time of the release;

		(e) type of material released and any known associated hazards;

		(f) volume of the material released; and

		(g) corrective action being taken, or anticipated to be taken, to control the release.

RESPONSIBILITY OF THE OWNER		(3) The owner of a premises where a release pursuant to 7(1) has occurred shall, immediately on becoming aware of the release, report it to the City Manager.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

RESPONSIBILITY OF PERSON WHO RELEASED MATTER		(4) The person who released or permitted the release pursuant to 7(1) shall, as soon as the person becomes aware or ought to have become aware of the release, take all reasonable measures to:

		(a) confine, remedy and repair the effects of the release; and

		(b) remove or otherwise dispose of the matter in such a manner as to minimize all adverse effects.

WRITTEN REPORT BY OWNER		(5) The owner shall, within seven (7) days following a release pursuant to 7(1) submit to the City Manager a written report and include the following information:

		(a) date and time of the release;

		(b) location of the point of the release;

		(c) duration of the release and its release rate;

		(d) composition of the release showing with respect to each substance:

		(i) its concentration, and

		(ii) the total weight, quantity or amount;

		(e) a detailed description of the circumstances leading to the release;

		(f) steps or procedures which were taken to minimize, control or stop the release;

		(g) steps or procedures which will be taken to prevent similar releases;

		(h) a summary of impairment, damage or harm which occurred to any person, premises, private drainage system, pretreatment facility or private wastewater disposal system; and

		(i) any other information required by the City Manager.

OVERSTRENGTH SURCHARGE - DETERMINATION OF SURCHARGE	8

(1)                                  A person who releases wastewater that contains one or more constituents that exceed the concentration indicated for that constituent in Column A of Schedule “D”, will be assessed an overstrength surcharge for the kilograms per cubic metre that exceed the concentration indicated, such surcharge to be

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

determined as follows:

(a) the City Manager will collect a composite sample of the wastewater being released over any 24 hour period or part thereof;

(b) the City Manager will determine the concentration of the surchargeable constituents in the sample, using a standard procedure;

(c)                                  the City Manager will calculate the average concentration of each constituent from a minimum of four (4) composite samples taken over a period of more than seven (7) days, and not longer than a 12 month period;

(d)                                 the City Manager may, where the concentration(s) of the overstrength constituent(s) are in the same range as those used to establish the existing overstrength surcharge, use the existing mean concentrations to set the overstrength surcharge rate until such time as the concentrations fall outside the existing range; and

(e)                                  the City Manager will calculate the average number of kilograms of each surchargeable constituent per cubic metre of wastewater, that exceeds the concentration indicated in Column A of Schedule “D”, using the following formula:

So = Cx - Ca, where
1000

So is the average number of kilograms of the constituent, in one cubic metre of wastewater, that exceeds the concentration indicated for that constituent in Column A of Schedule “D”;

Cx is the average concentration in milligrams per litre of the constituent, as determined in (1)(c);

Ca is the concentration in milligrams per litre indicated for that constituent in Column A of Schedule “D”;

and applied as per Section 35(11)(a).

ADDITIONAL SURCHARGE

(2)                                  A person who releases wastewater that contains one or more constituents that exceed the concentrations indicated for that constituent in Column B of Schedule “D” will be assessed an additional surcharge for the kilograms per cubic metre that exceed the concentration indicated using the following

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formula;

Sa = Cx — Cb, where
1000

Sa is the average number of kilograms of the constituent, in one cubic metre of wastewater, that exceeds the concentration indicated for that constituent in Column B of Schedule “D”;

Cx is the average concentration in milligrams per litre of the constituent; and

Cb is the concentration in milligrams per litre indicated for that constituent in Column B of Schedule “D” and applied as per Section 35(11)(b).

SINGLE BUSINESS, MULTIPLE SEWERS

(3)                                  Where the wastewater from a premises is released through two or more building sewers and where there is no accurate measurement of the individual flows being released, the release that would produce the highest surcharge will be used to determine the overstrength surcharge on all releases.

MULTIPLE BUSINESSES, SINGLE WATER & SEWER SERVICE

(4)                                  Wastewater released through a single sewer service from a premises with two or more separate businesses serviced by a single water service will be considered as being released by the person responsible for the payment of City of Edmonton/EPCOR Water Services Utility bill for that water meter.

MULTIPLE BUSINESSES, MULTIPLE WATER SERVICES & SINGLE SEWER SERVICE

(5)                                  Wastewater released through a single sewer service from a premises with two or more separate businesses, each serviced by separately metered water services will be considered as being released from each of the separate businesses, in proportion to the separate business’ water consumption, unless it is shown to the satisfaction of the City Manager, by the owner of the premises, that:

(a)                                  the portion of the wastewater that is overstrength, or in violation of this Bylaw, is being released from only one of the businesses serviced by a separate metered water service on the premises; and

(b) the release from that business can be monitored separately from the other businesses.

SCREENING AND PRETREATMENT	9	(1) Where required by the City Manager, the owner shall install a

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REQUIREMENTS - SCREENING	screen, or screens:

(a) through which the entire flow in the building sewer, or sewers, must pass;

(b) in each building sewer, between the flow monitoring point and the nearest connecting building drain or other pipe;

(c) with a pore size as directed by the City Manager, but not exceeding 20 millimetres;

(d) locked in position; and

(e) that can be opened only by the head of the premises’ maintenance staff.

SCREEN MAINTENANCE REQUIREMENTS	(2) The owner of a premises where the flow is screened pursuant to (1), shall:

(a) be responsible for maintaining and repairing the screen;

(b) dispose in a safe manner of any material collected off the screen; and

(c) be responsible for any disruption of service, flooding or damages to the premises or other premises caused by

(i) installation of the screen,

(ii) blockage of the screen,

(iii) maintenance and repair of the screen, or

(iv) shut down of the facility while the screen is being maintained, repaired or replaced.

(3)                                  Where required by the City Manager, the owner shall install on the premises, and prior to the flow monitoring point, a properly designed private wastewater pretreatment facility with the capability of bringing the wastewater into compliance with this Bylaw.

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PART III - RELEASES TO THE STORM SEWERAGE SYSTEM OR WATERCOURSE

STORM SEWER & WATERCOURSE	10	(1) Except as permitted in this section no person shall release or permit the release of any matter into a storm sewer, including any storm water management facility, or watercourse.

NO HAZARDOUS WASTE		(2) No person shall release or permit the release of any matter containing a hazardous waste into a storm sewer, including any storm water management facility, or watercourse.

PERMITTED RELEASES		(3) Subject to section 10(4), the following may be released into a storm sewer, including any storm water management facility, or watercourse:

		(a) storm water or subsurface water, other than from a remediation site or a high potential contaminant release area, that does not contain:

		(i) a hazardous waste,

		(ii) a Prohibited Waste, or

		(iii) a Restricted Waste;

		(b) clear water waste;

		(c) run-off water resulting solely from:

		(i) street cleaning,

		(ii) hydrant flushing,

		(iii) extinguishing fires,

		(iv) garden and lawn maintenance,

		(v) washing non-commercial vehicles at a residential premises,

		(vi) exterior washing of commercial vehicles outdoors with potable water only, without use of detergents or solvents, and

		(vii) washing of single family or semi-detached homes;

		(d) wastewater from a swimming pool or hot tub, such pool or tub having a volume of ten (10) cubic metres or less;

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(e) wastewater resulting from exterior cleaning in a high potential contaminant release area, treated so that it does not contain:

(i) a hazardous waste,

(ii) a Prohibited Waste, or

(iii) a Restricted Waste; and

(f) storm water or subsurface water from a high potential contaminant release area, treated so that it does not contain:

(i) a hazardous waste;

(ii) a Prohibited Waste; or

(iii) a Restricted Waste.

PERMITTED WITH PRIOR PERMISSION	(4) The following may be released into a storm sewer, including any storm water management facility, or watercourse, only with the prior permission of the City Manager:

(a) storm water or subsurface water from a remediation site;

(b) supernatant from a lagoon approved by the City Manager;

(c) wastewater resulting from the exterior cleaning of buildings, structures or fixtures, other than single family or semi-detached homes, that does not contain:

(i) a hazardous waste,

(ii) a Prohibited Waste, or

(iii) a Restricted Waste;

(d) non-residential storm water containing a Restricted Waste where a premises cannot meet the concentration levels described in Schedule C, provided;

(i) such releases are permitted on a site specific basis only, and

(ii) a site-specific Best Management Practices plan has been developed, implemented, and is

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		being maintained.

NO DILUTION		(5) No person shall dilute wastewater in order to enable its release in compliance with this section.

RELEASES FROM PRIVATE WASTEWATER DISPOSAL SYSTEM	11

No person shall release or permit the release from a private wastewater disposal system to the North Saskatchewan River or to any tributary or watercourse that drains into the North Saskatchewan River.

RELEASES UPSTREAM OF E.L. SMITH PLANT	12

(1)                                  No person shall release or permit the release of storm water runoff from private property, including storm water from a private storm water management facility to the North Saskatchewan River or to any canal, ditch, reservoir or other man made surface water feature that drains into the North Saskatchewan River from the upstream City limits to 125 meters downstream of the E.L. Smith Water Treatment Plant water supply intake.

EXEMPTION		(2) Releases of storm water from private storm water management facilities installed in accordance with Section 4(8) of the Sewers Bylaw may be exempt from (1) provided:

		(a) BMPs approved by the City Manager are followed;

		(b) monitoring to ensure that releases are not in contravention of the requirements of Schedule “C” of this Bylaw is provided as part of the BMPs; and

		(c) releases are in compliance with this Bylaw.

RELEASE REPORTING REQUIREMENT RESPONSIBLE - PERSON RESPONSIBLE	13	(1) Any person who releases or permits the release of any matter prohibited in Section 10 shall, immediately after becoming aware of the release, notify:

		(a) the City Manager by calling the Drainage Trouble telephone number and provide the information specified in (2) to the Drainage Trouble staff;

		(b) the owner of the premises, where the person reporting is not the owner and knows, or is readily able to ascertain the identity of the owner; and

		(c) any other person whom the person reporting knows or ought to know may be directly effected by the release.

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INFORMATION TO BE SUPPLIED	(2) The City Manager shall be supplied with the following information:

(a) name of the person causing or permitting the release;

(b) location of the release, including address and name of site if applicable;

(c) name of the person reporting the release;

(d) date and time of the release;

(e) type of material released and any known associated hazards;

(f) volume of the material released; and

(g) corrective action being taken, or anticipated to be taken, to control the release.

RESPONSIBILITY OF OWNER	(3) The owner of a premises where a release pursuant to (1) has occurred shall, immediately on becoming aware of the release, report it to the City Manager.

RESPONSIBILITY OF PERSON WHO RELEASED MATTER	(4) The person who released or permitted the release pursuant to (1) shall, as soon as the person becomes aware or ought to have become aware of the release, take all reasonable measures to:

(a) confine, remedy and repair the effects of the release; and

(b) remove or otherwise dispose of the matter in such a manner as to minimize all adverse effects.

WRITTEN REPORT BY OWNER	(5) The owner shall, within seven (7) days following a release pursuant to (1), submit to the City Manager a written report including the following information:

(a) date and time of the release;

(b) location of the point of the release;

(c) duration of the release and its release rate;

(d) composition of the release showing, with respect to each substance:

(i) its concentration, and

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(ii) the total weight, quantity or amount,

(e) a detailed description of the circumstances leading to the release;

(f) steps or procedures which were taken to minimize, control or stop the release;

(g) steps or procedures which will be taken to prevent similar releases;

(h) a summary of impairment, damage or harm which occurred to any person, premises, private drainage system, pretreatment facility or private wastewater disposal system; and

(i) any other information required by the City Manager.

PART IV - MONITORING AND CONTROL OF RELEASES TO THE SEWERAGE SYSTEM

AUTHORITY OF CITY MANAGER TO INVESTIGATE	14	The City Manager has the authority to carry out any investigation reasonably required to ensure compliance with this bylaw, including but not limited to:

(a) inspecting, observing, sampling and measuring the flow in any private:

(i) drainage system,

(ii) wastewater disposal system,

(iii) storm water management facility, and

(iv) flow monitoring point;

(b) determine water consumption by reading water meters;

(c) test flow measuring devices;

(d) take samples of wastewater, storm water, clear-water waste and subsurface water being released from the premises or flowing within the private drainage system;

(e)                                  perform on-site testing of the wastewater, storm water, clear-water waste and subsurface water within or being released from the private drainage systems pretreatment facility and storm water management

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		facilities;

		(f) collect and analyze samples of hauled wastewater coming to a discharge location;

		(g) make inspections of the types and quantities of chemicals being handled or used on a premises in relation to possible release to a drainage system or watercourse;

(h)                                 investigating the premises where a release of prohibited or restricted wastes or of water containing prohibited or restricted wastes has been made or is suspected of having been made, and to sample any or all matter that in his opinion could have been part of the release.

	15	No person shall hinder or prevent the City Manager from carrying out any of his powers or duties.

SAMPLING	16	Where sampling is required for the purposes of determining the concentration of constituents in the storm water, clear-water waste or wastewater, the sample may:

		(a) be a grab sample or a composite sample;

		(b) be collected manually or by using an automatic sampling device; and

		(c) contain additives for its preservation.

TESTING	17	All tests, measurements, analyses and examinations of storm water, clear-waster wastes and wastewater will be carried out:

		(a) using standard procedures; or

		(b) using fixed or portable field analytical equipment and procedures approved by the City Manager.

PERMIT REQUIREMENT FOR WELL OR SURFACE WATER	18

(1)                                  No person shall release or permit the release of any water obtained from a well or surface water supply or any other source other than the City of Edmonton/EPCOR Water Services water system in a volume greater than 1.0 cubic metres per day from any premises into a sanitary or combined sewer without having obtained a permit from the City Manager to do so.

EXEMPTION		(2) Exempt from (1) shall be:

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			(a)	storm water released to a combined sewer; and

			(b)	subsurface drainage from those homes and developments where subsurface drainage was connected to the sanitary building sewer prior to December 13, 1988.

METERING & FOR REPORTING REQUIRED		(3)	A person applying for a permit in accordance with (1) shall:

			(a)	within 30 days of applying, install and thereafter maintain at that person’s expense, a meter on the water supply generating the release under permit; and

			(b)	supply to the City Manager by the 10th day of the following month, an accurate calculation of the volume of water measured pursuant to (a).

CANCELLATION OF PERMIT	19

Where the City Manager determines that the volume of water from a source other than the City of Edmonton/EPCOR Water Services water system, as reported under Section 18(3)(b), is not accurately reported, the City Manager may cancel the permit.

PROOF OF RESIDUE DISPOSAL	20

Where a user pretreats wastewater or hauled wastewater, or treats storm water that has become contaminated with a Prohibited or Restricted Waste, before releasing it to a sanitary sewer or a combined sewer, the user shall show proof that the residue generated by the pretreatment process is stored and disposed of in a manner acceptable to the City Manager by providing:

			(a)	access to the storage areas by the City for inspection of the stored material;

			(b)	the following information to the City Manager within 15 days of the request for information:

				(i)	amount stored,

				(ii)	packing slips for amount transported showing:

					(A)	amount transported,

					(B)	method of transportation, and

					(C)	transportation company; and

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(c)	copies of manifests showing final disposal of the residue.

PART V - DAMAGE OR MISUSE OF THE SEWERAGE SYSTEM OR A WATERCOURSE

DISCONTINUANCE OF SERVICE	21	(1)	Where the owner of a premises is in violation of the requirements of this Bylaw, the City Manager may:

			(a)	disconnect the sewer service; or

			(b)	suspend the business licence of the property owner until such time as the violation is rectified.

(2)

The City Manager may authorize the reconnection of the sewer service when the property owner provides evidence, satisfactory to the City Manager, that no further violations of the Bylaw are likely to occur.

		(3)	The cost of the disconnection and reconnection of the sewer service will be:

			(a)	determined by the City Manager; and

			(b)	paid by the property owner in advance of the reconnection.

(S.6, Bylaw 14335, June 19, 2007)

STOPPING RELEASE OF HAULED WASTEWATER	22		The City Manager may prohibit or stop the discharge of hauled wastewater at an approved hauled wastewater discharge location when the City Manager believes:

			(a)	that the requirements of Section 6 have been contravened; or

			(b)	that City property is being misused or damaged.

(S.7, Bylaw 14335, June 19, 2007)

REQUIREMENTS FOR PUBLIC SAFETY	23		Whenever the City Manager determines that a public safety hazard may exist in a release from a premises, an owner shall, when required by the City Manager;

			(a)	install a device approved by the City Manager to detect the presence of the matter causing the public safety hazard;

			(b)	maintain the device so that the data produced is within the accuracy and precision limits specified by the

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manufacturer;

(c)	submit the data produced by the device during the previous month to the City Manager by the 10th day of the following month; and

(d)	notify the City Manager immediately by calling the Drainage Trouble number when the device detects a release of the hazardous substance.

PART VI - PERMITS AND APPROVALS

PERMIT TO RELEASE & COMPLIANCE PROGRAM	24

A person who owns or operates an industrial or commercial premises that releases or has the potential to release wastewater, storm water, clear-water waste or matter that may cause the release to be in contravention of Section 4, 5 or 10 may submit to the City Manager applications for a Permit to Release and to enter into a compliance program.

PERMIT TO RELEASE	25	A Permit to Release:

		(a)	may be issued by the City Manager on receiving:

(i) an application for a Permit to Release in a form provided by the City Manager; and

(ii) a fee in the amount set by the City Manager as specified in Schedule “E”;

		(b)	will specify the concentration of the matter to be released that will be in contravention of Section 4(3)(a), 5(3)(a) and/or 10(3)(a), (e) or (f);

		(c)	will be for a period of up to 5 years from the date of issuance;

		(d)	may be cancelled or suspended at any time by the City Manager;

		(e)	may be renewed by the City Manager after having received a written request for renewal;

		(f)	may, at the time of renewal, and at the discretion of the City Manager:

(i) require a new application, or

(ii) be issued with revised terms and conditions;

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				and

			(g)	may be amended by the City Manager upon mutual agreement with the permit holder.

			(S.8, Bylaw 14335, June 19, 2007)

COMPLIANCE WITH PERMIT TO RELEASE	26		The holder of the Permit to Release shall comply with the terms, conditions and requirements of any Permit to Release.

REPORTING REQUIREMENTS	27		All reports and notifications required by a Permit to Release shall be provided within the specified time limitations.

COMPLIANCE PROGRAM APPROVAL - APPLICATION AND FEE	28	(1)	A compliance program approval may be issued by the City Manager on receiving:

			(a)	an application for a compliance program approval in a form provided by the City Manager; and

			(b)	a fee in the amount set by the City Manager as specified in Schedule “E”.

APPLICATION REQUIREMENTS		(2)	An application for a compliance program approval will be:

			(a)	prepared and submitted at the sole expense of the person submitting the application;

			(b)	signed by a Professional Engineer under seal, or other competent professional qualified in the field of wastewater treatment; and

			(c)	accompanied by a fee in the amount set by the City Manager.

COMPLIANCE PROGRAM APPROVAL CONDITIONS		(3)	The compliance program approval will:

			(a)	be for a specified length of time, not exceeding three years;

			(b)	contain specific information in regards to:

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			(i)	alternatives in technology available to bring the release into compliance with this Bylaw;

			(ii)	the proposed remedial action to be implemented;

			(iii)	the quality of release to be achieved;

			(iv)	the dates of commencement and completion;

			(v)	the material to be used; and

			(vi)	all other relevant factors; and

		(c)	be subject to such terms and conditions as the City Manager may deem necessary.

CHANGES TO A COMPLIANCE PROGRAM APPROVAL	(4)	The City Manager may approve changes to the compliance program approval, provided that the changes do not:

		(a)	extend the length of time beyond three years; or

		(b)	result in a release that contains a higher concentration of restricted wastes than authorized in the original compliance program approval.

RESPONSIBILITY OF OWNER	(5)

The design, implementation and effectiveness of a compliance program in bringing releases into compliance with this Bylaw, following completion of the compliance program or termination of the program, is the sole responsibility of the person submitting the application, and the City by issuing the compliance program approval will not be liable in any way for failure of the release to meet the standards for compliance with this Bylaw.

MISCELLANEOUS REQUIREMENTS	(6)	A person issued a compliance program approval for the duration of the compliance program approval:

		(a)	shall submit compliance program progress reports in the form provided by the City Manager within 14 days following the scheduled completion date for each activity listed in the compliance program;

(b)

will not be prosecuted pursuant to this Bylaw for those specific contraventions of the Bylaw covered by the compliance program during the period within which the compliance program is applicable, provided that

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all the terms and conditions of the compliance program approval are being fully complied with;

		(c)	will continue to be charged wastewater overstrength surcharges pursuant to Section 8 on either:

			(i)	the total water used on the premises and calculated from the:

				(A)	metered water consumption; and

				(B)	volume of water used and reported as required in Section 18(3)(b); or

			(ii)	the total volume of wastewater released from the premises under an approved sewer metering agreement;

		(d)	will continue to be subject to this Bylaw in areas not covered by the compliance program approval;

(e)

may make any application to vary a term or condition of the compliance program approval, provided the application is accompanied by information that shows the nature and extent the variation will have on all releases from the premises; and

		(f)	shall comply with the terms, conditions and requirements of the compliance program approval.

SUSPENSION OR CANCELLATION	(7)	The City Manager may cancel or suspend a compliance program approval at any time.

PART VII - OFFENSES AND PENALTIES

CONTRAVENTION & OFFENCE	29	A person who contravenes a provision of this bylaw is guilty of an offence.

FINE	30

A person who is found guilty of an offence is liable to a fine in an amount not less than that established by this bylaw in Schedule F, and not exceeding $10,000.00, and to imprisonment for not more than six months for non-payment of the fine.

MUNICIPAL TAG	31	If a Municipal Tag is issued in respect of an offence the Municipal Tag must specify the fine amount established by this bylaw for the offence.

FINE PAYMENT	32	A person who commits an offence may, if a Municipal Tag is issued in respect of the offence, pay the fine amount

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		established by this bylaw for the offence and if the amount is paid on or before the required date the person will not be prosecuted for the offence.

VIOLATION TICKET	33	If a Violation Ticket is issued in respect of an offence the Violation Ticket may:

		(a)	specify the fine amount established by this bylaw for the offence; or

		(b)	require a person to appear in court without the alternative of making a voluntary payment.

VIOLATION TICKET PAYMENT	34	A person who commits an offence may:

		(a)	if a Violation Ticket is issued in respect of the offence; and

		(b)	if the Violation Ticket specifies the fine amount established by this bylaw for the offence;

		make a voluntary payment equal to the specified fine.

PART VIII - RATES

SERVICE CHARGES	35	(1)	The City will levy sewer service charges on every premises serviced by or connected to the City’s sewerage system as computed according to the rates set out in this Bylaw:

			(a)	based on water consumption as determined by water meter readings, unless otherwise approved by the City Manager;

			(b)	computed according to the rates set out in Schedule “E”, as amended from time to time;

			(c)	paid monthly;

			(d)	during the period April 1 to September 30, the metered water consumption to be used for calculating the sanitary sewer consumption charge will be the lesser of:

(i) the metered water consumption, or

(ii) the average monthly winter consumption plus five (5) cubic meters.

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Where it is not possible to calculate the average monthly winter consumption due to lack of consumption history for the entire period of October 1 to March 31, the consumption charge will be based on the metered water consumption.

APPLICATION FOR SEWER METERING	(2)

Sewer meter readings from non-residential users discharging more than 50,000 cubic metres (m3) per month to the City’s sanitary sewer system may be approved by the City Manager for use in determining sewer service charges, in place of water meter readings.

OWNER’S RESPONSIBILITY	(3)	Sewer metering applicants must:

		(a)	submit an engineering report that addresses all aspects of the proposed sewer metering as set out by the City Manager; and

		(b)	pay an application fee as set out in Schedule “E”, as amended from time to time.

	(4)	Approved sewer metering users must:

		(a)	enter into a legal agreement with the City that identifies the conditions and terms of the sewer metering agreement;

		(b)	submit monthly sewer meter readings to the City for billing purposes, by the date set by the City Manager;

		(c)	be completely responsible for the sewer meters; and

		(d)	meet all other requirements set out by the City Manager.

SEWER UTILITY CREDIT	(5)

Non-residential users who can clearly demonstrate that there is a water loss experience between their water consumed and their discharges to the sanitary sewer system on a continuous monthly basis, may be eligible to receive a non-contributive sewage utility credit on future bills, as approved by the City Manager.

APPLICATION FOR SEWER UTILITY CREDIT	(6)	Sewage utility credit applicants must:

		(a)	submit an engineering report that addresses all aspects of the proposed sewage utility credit as set out by the

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

			City Manager; and

		(b)	pay an application fee, as set out in Schedule “E”, as amended from time to time.

RESPONSIBILITY	(7)	Users with approved sewage utility credits must:

		(a)	enter into a legal agreement with the City that identifies the conditions and terms of the sewage utility credit agreement;

		(b)	submit annual reports to the City of metering records or historical records of finished product used as the basis of the approved credit; and

		(c)	meet all other requirements set out by the City Manager.

REDUCED SEWER SERVICES CHARGES	(8)

Large non-residential users, discharging more than 100,000 m3 per month to the City’s sanitary sewer system may be eligible to receive reduced sewer service charges, as negotiated and approved by the City Manager, and subject to Council approval.

SEWER SERVICE CHARGE FOR NON-METERED WATER	(9)	When no water meter exists to determine the quantity of water used on the premises, the user must pay any applicable:

		(a)	sewer services charges on the higher of:

			(i) the minimum monthly wastewater service charges as set out in Schedule “E”, as amended from time to time; or

			(ii) the service charges set out in Schedule “E”, as amended from time to time, applied to consumption, as determined by the City Manager; and

		(b)	wastewater overstrength surcharge and additional surcharge.

OVERSTRENGTH SURCHARGE & ADDITIONAL SURCHARGE	(10)	The City will levy an:

		(a)

overstrength surcharge, as set out in Part 4(a) of Schedule “E”, as amended from time to time, on wastewater released to the sewerage system that contains one or more constituents at concentrations that exceed the levels listed in Column A of

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

			Schedule “D”, as amended from time to time; and

		(b)

overstrength additional surcharge, as set out in Part 4(b) of Schedule “E”, on wastewater released to the sewerage system that contains one or more constituents at concentrations that exceed the levels listed in Column B of Schedule “D”, as amended from time to time.

BASIS FOR SURCHARGES	(11)	The overstrength surcharge indicated in 10(a) and the overstrength additional surcharge indicated in 10(b) will:

		(a)	be based on:

			(i) the total water used on the premises and calculated from the metered water consumption and the volume of water used and reported as required in Section 18(3)(b); or

			(ii) the total volume of wastewater discharged to the sewerage system under an approved sewer metering agreement;

		(b)	be charged monthly; and

		(c)	remain in effect, as amended from time to time due to rate changes, until the City Manager establishes a new overstrength surcharge or overstrength additional surcharge, or both.

HAULED WASTEWATER CHARGERS	(12)	Hauled wastewater, released to the sewerage system will be:

		(a)	exempt from (10) and (11); and

		(b)	charged at the rate set out for truck hauled wastewater in Schedule “E”, Part 2, as amended from time to time.

EXTRA CHARGE	(13)

Hauled wastewater having a settleable solids concentration greater than 100 rn1/L will be charged an extra fee, as set out for truck hauled wastewater in Schedule “E”, Part 2, as amended from time to time.

MISCELLANEOUS CHARGES	(14)	The City Manager may establish fees for any information, services or materials provided in the course of the administration of this Bylaw, and for filing of any returns,

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

			reports or other documents that are required or permitted to be filled under this Bylaw.

CHARGES TO OTHER MUNICIPALITIES		(15)	The City will levy charges for the transmission and treatment of wastewater from other municipalities, as agreed to on a case by case basis.

LAND DRAINAGE UTILITY CREDIT	35.1	(1)	The City will levy land drainage utility charges on parking lots and on every premise serviced by or connected to the City’s sanitary sewerage system:

			(a)	based on the area of the property, the intensity of development and the land zoning:

			(b)	computed according to the rate set out in Schedule “E”, as amended from time to time; and

			(c)	to be paid monthly.

LAND DRAINAGE UTILITY CREDIT		(2)

Customers who can clearly demonstrate that they contribute significantly less storm water discharge rates per property area to the City’s land drainage systems during rainfalls than other similarly zoned properties may be eligible to receive a land drainage utility credit on future monthly bills, as approved by the City Manager. Eligible properties would include properties with undeveloped lands, on-lot storage or other similar configurations.

APPLICATION FOR LAND DRAINAGE UTILITY CREDIT		(3)	Land drainage utility credit applicants must:

			(a)	submit an engineering report that addresses all aspects of the proposed utility credit as set out by the City Manager; and

			(b)	pay an application fee, as set out in Schedule “E”, as amended from time to time.

RESPONSIBILITY		(4)	Land drainage utility customers with approved utility credit must:

			(a)	enter into a legal agreement with the City that identifies the conditions and terms of the utility credit agreement;

			(b)

inform the City of any future changes to the storm water runoff characteristics of the property that would result in runoff amounts different from those identified in the approved credit agreement; and

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

			(c)	meet all other requirements set out by the City Manager.

REVIEW OF SURCHARGE	36	(1)	An owner may request a review of an overstrength surcharge or an additional surcharge, or both, by applying in writing to the City Manager to have the specific surcharge reviewed.

INFORMATION REQUIRED FOR REVIEW		(2)	The owner making the request will supply the City Manager:

			(a)	analytical data from analyses of composite samples:

				(i)	collected over the period of time over which the surcharge was calculated;

				(ii)	collected from the flow monitoring point in accordance with Section 8(1)(a);

				(iii)	analyzed in accordance with Section 8(1)(b); and

				(iv)	supported by the analytical data indicating the accuracy and precision of the analyses; and

			(b)	any other information the City Manager deems necessary to carry out the review.

CITY MANAGER TO ASSESS REQUEST		(3)	The City Manager will determine whether the overstrength surcharge, the additional surcharge, or both, should be recalculated for the time period being reviewed.

(S.3, Bylaw 13310, March 25, 2003)

PART IX - GENERAL

FALSE STATEMENTS	37	No person shall supply false or misleading information or make inaccurate or untrue statements in any document or information required to be supplied to the City Manager pursuant to this Bylaw.

FEES	38	Fees, rates, fares, tariffs, and charges for the Bylaw will be in accordance with Schedule “E”.

NUMBER AND GENDER REFERENCES	39

All references in this bylaw will be read with such changes in number and gender as may be appropriate according to whether the reference is to a male or female person, or a corporation or partnership.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(S.3, Bylaw No. 12429, August 28, 2001)

NOTE:

(Consolidation made under Section 69 of the Municipal Government Act, S.A. 1994, M-26.1 and Bylaw 12005, and printed under the City Clerk’s authority.)

Changes to Bylaw No. 9675, passed by Council July 28, 1992, per -

Bylaw 10275, December 16, 1992

Bylaw 10276, December 16, 1992

Bylaw 10574, December 20, 1993

Bylaw 10889, November 24, 1994

Bylaw 10901, as amended November 29, 1994

Bylaw 10951, February 21, 1995

Bylaw 11125, December 14, 1995

Bylaw 11369, December 13, 1996

Bylaw 11499, June 3, 1997

Bylaw 11625, December 5, 1997

Bylaw 11901, December 7, 1998

Bylaw 11935, December 8, 1998

Bylaw 12179, December 16, 1999

Bylaw 12465, December 4, 2000

Bylaw 12429, August 28, 2001

Bylaw 12909, December 17, 2001 (Effective January 1, 2002)

Bylaw 13233, December 19, 2002

Bylaw 13310, March 25, 2003

Bylaw 13519, December 18, 2003

Bylaw 13870, December 14, 2004

Bylaw 14159, December 12, 2005

Bylaw 14408, December 14, 2006

Bylaw 14335, June 19, 2007

Bylaw 14814, December 13, 2007

Bylaw 15061, December 10, 2008 (Effective January 1, 2009)

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE A — PROHIBITED WASTES

The following are designated as Prohibited Wastes:

1.                                       any matter in a concentration that may cause a hazard to human health;

2.                                       any flammable liquid or explosive matter which, by itself or in combination with any other substance, is capable of causing or contributing to an explosion or supporting combustion;

3.                                       any matter which by itself or in combination with another substance is capable of obstructing the flow of or interfering with the operation or performance of the sewerage system, watercourse or wastewater treatment facility including, but not limited to

(a)           agricultural wastes;

(b)           animals, including fish and fowl or portions thereof that will not pass a two (2) centimetre screen;

(c)           ashes;

(d)           asphalt;

(e)           concrete and cement based products;

(f)            gardening wastes;

(g)           glass;

(h)           gravel, into the sanitary sewerage system;

(i)            metal;

(j)            paper and cardboard, into the storm sewerage system;

(k)           plastics;

(l)            rags and cloth;

(m)          rock;

(n)           sand, into the sanitary sewerage system;

(o)           sharps;

(p)           soil;

(q)           straw;

(r)            tar;

(s)           wash water from washing equipment used in the mixing and delivery of concrete and cement based products;

(t)            wood, sawdust or shavings from wood;

(u)           grit or skimmings from interceptors, catch basins, pre-treatment facilities or private wastewater disposal systems; or

(v)           sludge from interceptors, catch basins, pre-treatment facilities or private wastewater disposal systems;

4.                                       any matter with corrosive properties which, by itself or in combination with another substance, may cause damage to any sewerage system or wastewater treatment facility;

5.                                       any matter, other than domestic wastewater, which by itself or in combination with another substance is capable of creating an air pollution problem outside a sewerage system or in and around a wastewater treatment facility;

6.                                       any matter which, by itself or in combination with another substance, is capable of preventing safe entry into a sewerage system or wastewater treatment facility;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

7.                                       any matter

(a)           consisting of 2 or more separate liquid layers;

(b)           which when it comes in contact with storm water, clear-water waste or wastewater is capable of forming a separate liquid layer;

8.                                       any matter which by itself or in combination with another substance is detrimental to the operation or performance of the sewerage system, watercourse, wastewater treatment plant or to the environment, including, but not limited to:

(a)           biological waste;

(b)           elemental mercury;

(c)           paint, stains and coatings, including oil and water based;

(d)           prescription drugs; and

(e)           used automotive and machine oils and lubricants; and

9.                                       radioactive material in solid form;

10.                                 effluent from an industrial garbage grinder;

11.                                 any matter which may:

(i)                                     cause a hazard to human health and that cannot be effectively mitigated by wastewater treatment;

(ii)                                  cause a hazard to the environment;

(iii)                               cause a hazard to City workers responsible for operating and maintaining the sewerage system or the wastewater treatment facility;

(iv)                              cause an adverse effect to the sewerage system;

(v)                                 cause an adverse effect to the wastewater treatment facility;

(vi)                              result in the wastewater being released by the City’s wastewater treatment facility being in contravention of Provincial regulatory requirements; or

(vii)                           restrict the beneficial use of biosolids from the City’s wastewater treatment facility.

(S.4, Bylaw No. 12429, August 28, 2001)
(S.9, Bylaw 14335, June 19, 2007)

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE B — RESTRICTED WASTES APPLICABLE TO SANITARY
AND COMBINED SEWERS

The following are designated as Restricted Wastes when present in wastewater, storm water, subsurface water or clear-water waste being released to the sanitary or combined sewerage system at a concentration in excess of the levels set out below, with concentrations being expressed as total concentrations unless specified otherwise:

1.	(a)	CONTAMINANTS

	(i)	Biochemical oxygen demand (B.O.D.)	10,000 mg/L,
	(ii)	Chemical oxygen demand (C.O.D.)	20,000 mg/L,
	(iii)	Oil and grease	800 mg/L,
	(iv)	Phosphorus (P)	200 mg/L,
	(v)	Suspended solids (S.S.)	5,000 mg/L,
	(vi)	Total Kjeldahl nitrogen (T.K.N.)	500 mg/L;

(b)	INORGANIC CONSTITUENTS

(i)	pH (Hydrogen ion) less than 6.0 or greater than 11.5;
(ii)	Arsenic (As)	1.0 mg/L;
(iii)	Cadmium (Cd)	0.10 mg/L;
(iv)	Chlorine (free) (Cl2)	5.0 mg/L;
(v)	Chromium (Hexavalent) (Cr+6)	2.0 mg/L;
(vi)	Chromium (total) (Cr)	4.0 mg/L;
(vii)	Cobalt (Co)	5.0 mg/L;
(viii)	Copper (Cu)	1.0 mg/L;
(ix)	Cyanide (CN-)	2.0 mg/L;
(x)	Lead (Pb)	1.0 mg/L;
(xi)	Mercury (Hg)	0.10 mg/L;
(xii)	Molybdenum (Mo)	5.0 mg/L;
(xiii)	Nickel (Ni)	4.0 mg/L;
(xiv)	Silver (Ag)	5.0 mg/L;
(xv)	Sulphide (S=)	3.0 mg/L;
(xvi)	Thallium (Tl)	1.0 mglL;
(xvii)	Zinc (Zn)	2.0 mg/L;

(c)	ORGANIC COMPOUNDS

(i)	Hydrocarbons	50 mg/L;
(ii)	Phenols	1.0 mg/L;

	(d)	PHYSICAL PROPERTY

	(i)	temperature greater than 75 degrees Celsius; and

2.	Radioactive materials in concentrations greater than allowed under the Nuclear Energy Act and associated regulations as amended from time to time.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.                                       Notwithstanding the concentration based limits contained in this Schedule, the City Manager may require a facility or premises to meet site-specific load based limits where concentration based limits are considered inappropriate.

(S.4, Bylaw No. 12429, August 28, 2001)
(S.10, Bylaw 14335, June 19, 2007)

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE C — RESTRICTED WASTES APPLICABLE TO STORM SEWERS
AND WATERCOURSES

The following are designated as Restricted Wastes when present in storm water, subsurface water or clear-water waste being released to the storm sewerage system or a watercourse at a concentration in excess of the levels set out below, with concentrations being expressed as total concentrations unless specified otherwise:

1.	(a)	CONTAMINANTS

	(i)	Biochemical oxygen demand (B.O.D.)	50 mg/L;
	(ii)	Chemical oxygen demand (C.O.D.)	100 mg/L;
	(iii)	Oil and grease	15 mg/L;
	(iv)	Phosphorous(P)	1.0 mg/L;
	(v)	Faecal coliforms	1000 C.F.U.*/100 mL;
*C.F.U. means coliform forming units

INORGANIC CONSTITUENTS

(i)	pH less than 6.0 or greater than 9.0, except rainwater;
(ii)	Ammonia Nitrogen (NH3-N)	1.4 mg/L;
(iii)	Arsenic (As)	0.050 mg/L;
(iv)	Cadmium (Cd)	0.0005 mg/L;
(v)	Chlorine (free chlorine) (Cl2)	0.20 mg/L;
(vi)	Chromium (hexavalent) (Cr6)	0.010 mg/L;
(vii)	Chromium (Total) (Cr)	0.089 mg/L;
(viii)	Copper (Cu)	0.160 mg/L;
(ix)	Cyanide (CN)	0.050 mg/L;
(x)	Lead (Pb)	0.020 mg/L;
(xi)	Mercury (Hg)	0.00013 mg/L;
(xii)	Selenium (Se)	0.010 mg/L;
(xiii)	Silver (Ag)	0.001 mg/L;
(xiv)	Thallium (TI)	0.008 mg/L;
(xv)	Zinc (Zn)	0.30 mg/L;

ORGANIC COMPOUNDS
(i)	Benzene	0.37 mg/L;
(ii)	Ethylbenzene	0.090 mg/L;
(iii)	Toluene	0.039 mg/L;
(iv)	Xylene	0.5 mg/L;
(v)	Carbon tetrachloride	0.0133 mg/L;
(vi)	Chloroform	0.0018 mg/L;
(vii)	Phenols	0.005 mg/L;

PHYSICAL PROPERTY

(i)	temperature greater than 60 degrees Celsius;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.                                       dye or colouring material which produces a colour value greater than or equal to 50 true colour units, or that causes discolouration of the dye containing water so that the colour cannot be determined by the visual comparison method, except where the dye is used by the City as a tracer;

3.                                       radioactive material in concentrations greater than allowed under the Atomic Energy Control Act and the Atomic Energy Control Regulations, as amended from time to time; and

4.                                       foam or any matter which, by itself or in combination with another substance, is capable of producing foam that will persist for 5 minutes or more.

5.                                       Notwithstanding the concentration based limits contained in this Schedule, the City Manager may require a facility or premises to meet site-specific load based limits where concentration based limits are considered inappropriate.

(S.4, Bylaw No. 12429, August 28, 2001)

(S.11, Bylaw 14335, June 19, 2007)

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE D — OVERSTRENGTH SURCHARGEABLE MATTER

	COLUMN A	COLUMN B
MATTER	SURCHARGEABLE ABOVE	ADDITIONAL SURCHARGE ABOVE

(a) Biochemical oxygen demand	300 mg/L	3000 mg/L
(b) Chemical oxygen demand	600 m/L *	6000 mglL *
(c) Oil and grease	100 mg/L	400 mg/L
(d) Phosphorous	10 mg/L	75 mg/L
(e) Suspended solids	300 mg/L	3000 mg/L
(f) Total Kjeldahl Nitrogen	50 mg/L	200 mg/L

*                                         or twice the B.O.D. concentration in the wastewater, whichever is greater.

(S.4, Bylaw No. 12429, August 28, 2001)

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE “E” RATES (2009)

The rates in each of the following parts become effective January 1, 2009.

Part 1 (a) - Sanitary Sewer Charges

Charges are based upon metered water consumption.

For this Schedule “residential” shall mean an individual metered dwelling unit, and “m3” means cubic meter.

(a)                                  Residential Customers

(i)                                     Monthly Service Charge                                                                                                                                                                                                                                                              $5.64

(ii)                                  Consumption Charge

(A)                              Per m3 per month                                                                                                                                                                                                                                                     $1.0767

(iii)                               Seasonal Charge Reduction — During the period April 1 to September 30, the metered water consumption used in calculating the Sanitary Sewer consumption charge will be the lesser of:

(A)                              the metered water consumption, or

(B)                                the average monthly winter consumption plus five (5) cubic meters.

Where it is not possible to calculate the average monthly winter consumption due to lack of consumption history for the entire period of October 1 to March 31, the consumption charge will be based on the metered water consumption.

(b)                                 Commercial/Industrial Customers

(i)                                     Monthly Service Charge                                                                                                                                                                                                                                                              $5.64

(ii)                                  Consumption Charge

(A)                              For the first 10,000 m3 per month                                                                                                                                                               $1.0767

(B)                                Over 10,000 m3 per month                                                                                                                                                                                                   $0.8330

(C)                              Over 100,000 m3 per month sewer usage charges for the largest customers (greater than 100,000 m3 per month) will be negotiated with the Manager, subject to final approval by City Council.

(c)                                  Treatment of wastewater not transmitted through the City owned sewerage system: cost per m3                       $0.60

(d)                                 Transmission of wastewater through the City owned sewerage system:
cost per m3                                                                                                                                                                                                                                                                                                                                                                                    $0.10

(e)                                  Service calls for investigating and releasing of plugged sewer                                                                                                          $185.00

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Part 1(b) — Land Drainage Charges

Charges are based upon property size, the intensity of development, a runoff coefficient in relation to the land zoning, and a city-wide monthly rate. Charges are calculated as follows:

A x I x R x rate = land drainage utility charge where:

A is:	• the area of property (m2), and

• the proportion of building lot area attributable to each unit for multiple units sharing a single building or property,

I is:

• the development intensity factor of 1.0, except for properties where owners have demonstrated under Section 35.1(2) and 35.1(3) that they contribute significantly less storm water runoff per property area to the City’s land drainage systems during rainfalls than other similarly zoned properties.

R is:	• the runoff coefficient based on the following land zoning:

R Land Zoning
0.20 A, AG, RR
0.30 AP, US (schools)
0.50 Rp1,RF2,RF3,RF4,RMH,IH,MA,AGU
0.65 RSL, RF5, RF6, RA7, RPL
0.75 RA8, US (except schools), PU
0.90 RA9, RMX, CNC, CSC, CB1, CHY, CO, IB, 1M, AGI, DC
0.95 CB2, CMX
“rate”is: - the monthly rate of $0.018631 per m2.

Part 2 - Hauled Wastewater

(a)	$14.65 per axle (excluding the first steering axle), and

(b)	Wastewater having a settleable solids concentration greater than 100 ml/L shall be charged twice the rate indicated in clause (a).

Part 3- Past Due Accounts

Bills paid after the due date are subject to a 2.5% penalty, calculated on the amount of the current items.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Part 4(a) - Wastewater Overstrength Surcharge

The Overstrength surcharge for each kilogram of surchargeable matter per cubic meter of wastewater that exceeds the concentration indicated for that matter, in Column A of Schedule “E” annexed to Bylaw No. 9675 shall be:

a)	29.67 cents for Biochemical Oxygen Demand (B.O.D.),
b)	29.67 cents for Chemical Oxygen Demand (C.O.D.),
c)	25.95 cents for oil and grease,
d)	2.47 dollars for phosphorous,
e)	26.95 cents for suspended solids, and
f)	63.02 cents for total kjeldahl nitrogen.

Part 4(b) - Wastewater Overstrength Additional Surcharge

The additional Overstrength surcharge for each kilogram of surchargeable matter per cubic meter of wastewater that exceeds the concentration indicated for that matter, in Column B of Schedule “E” annexed to Bylaw 9675 shall be:

a)	29.67 cents for Biochemical Oxygen Demand (B.O.D.),
b)	29.67 cents for Chemical Oxygen Demand (C.O.D.).
c)	25.95 cents for oil and grease,
d)	2.47 dollars for phosphorous,
e)	26.95 cents for suspended solids, and
f)	63.02 cents for total kjeldahl nitrogen.

NOTE: The overstrength surcharge that appears on the City Utility Services bill is calculated using the following formula:

Overstrength surcharge ($) =

m3{(Ob (Cxb - 300) + Oc(Cxc - Cac) + Oo(Cxo -100) + Op(Cxp - 10) + Os (Cxs - 300) + On(Cxn - 50)}

100,000

Where: m3 is the total water consumption in cubic meters;

•    Ob, Oc, Oo, Op, Os and On are the Overstrength surcharge set out in part 4(a) for each kilogram of B.O.D., C.O.D., oil and grease, phosphorus, suspended solids, and T.K.N.

•    Cxb, Cxc, Cxo, Cxp, Cxs, Csn are the average concentrations in milligrams per liter (mg/L) of B.O.D., C.O.D., oil and grease, phosphorus, suspended solids and T.K.N. in the sampled wastewater.

•    Cac is 600 or double the average B.O.D. concentration in mg/L, whichever is greater.

•    The additional surcharge is calculated using the above formula but substituting 3000, 400, 75, 3000 and 200 for 300, 100, 10, 300 and 50 respectively, and Cac is 6000 or double the average B.O.D. concentration in mg/L, whichever is greater.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

•   Where the remainder of a subtraction is a negative number, that component of the formula becomes equal to zero.

Part 5 - Application Fees

a)	Permit to Release fee -	$296.00 per year of Permit Term

b)	Compliance Approval fee -	$296.00 per year of Approval Term

c)	Records Search (per Address) fee -	$92.00 plus GST

d)	Application for Sewer Metering fee -	$250.00 per application (GST inclusive)

e)	Application for Contributive Sewer Utility fee -	$250.00 per application (GST inclusive)

f)	Application for Reduction in Land Drainage Utility Development Intensity Factor Fee	$250.00 per application (GST inclusive)

(S.2, Bylaw 15061, December 10, 2008, Effective January 1, 2009)

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE F — SCHEDULE OF PENALTY AMOUNTS

PENALTY AMOUNT

Part II— Releases to the Sanitary Sewerage System and to the Combined Sewerage System

OFFENSE	SECTION	PENALTY
Release to a sanitary sewer of matter that is not permitted	4(1)	$2,000
Release of a hazardous waste to a sanitary sewer	4(2)	$4,000
Wastewater diluted	4(5)	$2,000
Release to a combined sewer of matter that is not permitted	5(1)	$2,000
Release of a hazardous waste to a combined sewer	5(2)	$4,000
Wastewater diluted	5(5)	$2,000
Hauling storm water, clear-water waste or wastewater without a City license	6(1)(a)(i)	$1,000
Hauling storm water, clear-water or wastewater without stickers displayed on the vehicle	6(1)(a)(ii)	$1,000
Discharge hauled wastewater at an unapproved located	6(1)(b)(i)	$2,000
Failure to use valid gate access card/unauthorized access	6(1)(b)(ii)	$1,000
Manifest not signed by carrier	6(1)(b)(iii)	$1,000
Manifest not deposited at time of discharge	6(1)(b)(iv)	$1,000
Discharge without discharge hose placed securely in discharge portal	6(1)(b)(v)	$2,000
Discharge of hauled wastewater containing matter that is not permitted	6(1)(b)(vi)	$2,000
Hauled wastewater diluted	6(3)	$2,000
Carrier’s report not submitted within 7 days/incomplete	6(6)	$1,000
Failure to notify of a release to the sewer of matter that is not permitted	7(1)	$5,000
Notification does not contain required information	7(2)	$5,000
Release not reported by owner	7(3)	$5,000
Reasonable effort to repair/remedy/confine release not taken	7(4)(a)	$5,000

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Reasonable effort to remove/dispose of substances not taken	7(4)(b)	$5,000
Written report not submitted	7(5)	$2,000
Report does not contain required information	7(5)	$1,000
Screen not installed as required	9(1)	$2,000
Screen not maintained/repaired	9(2)(a)	$2,000
Screenings not disposed of in safe manner	9(2)(b)	$1,000
Wastewater Pretreatment facility not installed	9(3)	$5,000

(S.12, Bylaw 14335, June 19, 2007)

Part III — Releases to the Storm Sewerage System Watercourse

OFFENSE	SECTION	PENALTY
Release to storm sewer/watercourse of other than permitted matter	10(1)	$3,000
Release of hazardous waste to storm sewer or watercourse	10(2)	$5,000
Wastewater diluted	10(5)	$5,000
Release to NSR from private wastewater disposal system	11	$3,000
Release of storm water above E.L. Smith	12(1)	$3,000
Person who released failed to notify of release	13(1)	$5,000
Incorrect information supplied	13(2)	$5,000
Owner failed to report release	13(3)	$5,000
Reasonable measures to repair, remedy, confine release not taken	13(4)(a)	$5,000
Reasonable effort to remove/dispose of matter not taken	13(4)(b)	$5,000
Written report not submitted	13(5)	$2,000

Part IV — Monitoring and Control of Releases to the Sewerage System

OFFENSE	SECTION	PENALTY
City Manager hindered	15	$5,000
Non-City water released to sanitary/combined sewer without permit	18(1)	$1,000
Meter on water from other sources not installed/maintained	18(3)(a)	$1,000

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Accurate calculation of non-City water not supplied	18(3)(b)	$1,000
City Manager not given access to residue storage area	20(a)	$2,000
City Manager not notified within 15 days of request	20(b)	$1,000
Copies of manifests showing residue, final disposal not given	20(c)	$1,000

Part V — Damage or Misuse of the Sewerage System or Watercourse

OFFENSE	SECTION	PENALTY
Detection device not installed	23(a)	$5,000
Detection device not maintained	23(b)	$5,000
Data from detection device not submitted	23(c)	$2,000
Failure to notify of detection of hazardous substance	23(d)	$5,000
Failure to comply with terms of Permit	26	$2,000
Failure to submit reports within time limit	27	$1,000
Failure to submit Approval progress reports within 14 days	28(6)(a)	$1,000
Failure to comply with terms, conditions, requirements of Approval	28(6)(f)	$2,000

Part VI — General

OFFENSE	SECTION	PENALTY
False information supplied	37	$5,000

(S.4, Bylaw No. 12429, August 28, 2001)

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE G — HAULED WASTEWATER DISCHARGE LOCATIONS

1.                                       Poundmaker Wastewater Transfer Station
10810 — 186 Street, Edmonton, Alberta

2.                                       Clover Bar Wastewater Transfer Station
53317 Range Road 232, Strathcona County, Alberta

3.                                       Any other location designated by the City Manager

(S.13, Bylaw 14335, June 19, 2007)

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.